                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Salomon Inc
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Salomon Inc
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                                  SALOMON INC

        SEVEN WORLD TRADE CENTER, NEW YORK, NEW YORK 10048 212 783-7000

Robert E. Denham
Chairman and
Chief Executive Officer

                                                                  March 25, 1994

Dear Stockholder:

      Attached are materials related to the annual meeting of stockholders, to be held in New York on May 4.

      I encourage you to attend the annual meeting. The annual meeting provides an opportunity for shareholders to question management about issues of significance to the Company. By actively participating with meaningful questions, you can contribute to the quality of the meeting.

                                                        Sincerely,

                                                   /s/ ROBERT E. DENHAM

                                                     ROBERT E. DENHAM

                                  SALOMON INC

        SEVEN WORLD TRADE CENTER, NEW YORK, NEW YORK 10048 212 783-7000

                 NOTICE OF 1994 ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 25, 1994

To Our Stockholders:

     The Annual Meeting of Stockholders of Salomon Inc will be held in the Salomon Brothers Auditorium, Seven World Trade Center, New York, New York, on Wednesday, May 4, 1994, at 10:00 a.m. for the following purposes:

          1. To elect directors,

          2. To act on a proposal to amend the Company's Equity Partnership
             Plans,

          3. To act on a proposal to adopt the Salomon Inc Stock Incentive Plan,

          4. To act on a proposal to approve the Salomon Inc Executive Officer Performance Bonus Plan,

          5. To ratify the appointment of independent public accountants,

          6. To act on a proposal which is expected to be presented at the meeting by a stockholder and which is opposed by the Board of Directors, and

          7. To transact such other business as may properly come before the meeting.

     The record date for the determination of the stockholders entitled to vote at the meeting or at any adjournment thereof is the close of business on March 15, 1994.

     All stockholders are urged to attend the meeting. However, in order to make sure that your shares are represented at the meeting, you are requested to sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States. This will not limit your right to vote in person.

                                              By Order of the Board of Directors

                                                           ARNOLD S. OLSHIN
                                                            Secretary

                                  SALOMON INC

        SEVEN WORLD TRADE CENTER, NEW YORK, NEW YORK 10048 212 783-7000

                          PROXY STATEMENT FOR THE 1994
                         ANNUAL MEETING OF STOCKHOLDERS

                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy, being mailed to the stockholders on or about March 25, 1994, is solicited by the Board of Directors of the Company. If a proxy is duly received by the Secretary before the meeting, the shares represented by it will be voted on all matters to be acted upon at the meeting unless the proxy is revoked by written notice to the Secretary of the Company before the meeting or by voting by ballot at the meeting.

     Holders of the Company's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock, Series A") and Common Stock as of the close of business on March 15, 1994 will be entitled to receive notice of and to vote at the meeting and any adjournment thereof. On that date, there were outstanding and entitled to vote 700,000 shares of Preferred Stock, Series A, each of which is entitled to 26.31579 votes with respect to each matter to be voted on at the meeting, voting together with the holders of the Common Stock, and 109,675,094 shares of Common Stock (exclusive of 45,869,109 shares held in the treasury) of the Company, each of which is entitled to one vote with respect to each matter to be voted on at the meeting. The presence at the meeting in person or by proxy of the holders of Preferred Stock, Series A, and Common Stock holding in the aggregate a majority of the outstanding shares of the Company's stock entitled to vote shall constitute a quorum for the transaction of business. All matters to be acted upon at the meeting shall be approved by the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will count for purposes of establishing a quorum but will not count as votes cast.

     The cost of soliciting proxies in the form enclosed will be borne by the Company. In addition to the solicitation by mail, proxies may be solicited personally or by telephone by employees of the Company. The Company will reimburse brokers holding stock in their names, or in the names of their nominees, for their expenses in sending proxy material to the beneficial owners of such stock.

                            1. ELECTION OF DIRECTORS

     Eleven directors are to be elected at the Annual Meeting, each to serve for one year and until his or her successor is elected and qualifies. All of the nominees indicated below are presently members of the Board of Directors except for Claire M. Fagin. The Rt. Hon. Lord Young of Graffham, who is currently a director, is not standing for reelection. In the event any one or more of the following nominees are unable to serve, it is the intention of the persons named in the proxy to vote for the election of substitutes proposed by the Board of Directors or, if no substitute is proposed, for the remaining nominees. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

     Information follows with regard to the nominees and their principal occupations during the past five years and board and committee memberships.
- --------------------------------------------------------------------------------

DWAYNE O. ANDREAS

Mr. Andreas, age 76, has been Chairman of the Board and Chief Executive of Archer Daniels Midland Company, a processor of agricultural products, for more than five years.

Mr. Andreas has been a director of the Company since 1982 and is currently Chairman of the Nominating Committee.
- --------------------------------------------------------------------------------

WARREN E. BUFFETT

Mr. Buffett, age 63, has been Chairman of the Board and Chief Executive Officer of Berkshire Hathaway Inc., a holding company, for more than five years.(1) He also served as interim Chairman and Chief Executive Officer of the Company and interim Chairman and Chief Executive Officer of Salomon Brothers Inc between August 18, 1991 and June 3, 1992. Mr. Buffett is also a director of Capital Cities/ABC, Inc., The Coca-Cola Company, The Gillette Company and USAir Group, Inc.

Mr. Buffett has been a director of the Company since 1987 and is currently Chairman of the Executive Committee.
- --------------------------------------------------------------------------------

ROBERT E. DENHAM

Mr. Denham, age 48, has been Chairman and Chief Executive Officer of the Company since June 3, 1992, after serving as General Counsel of the Company from September 1991. Prior thereto, he was a partner in the law firm of Munger, Tolles & Olson, Los Angeles, California for more than four years. He rejoined Munger, Tolles & Olson as a partner in August 1992 and resigned from that firm on December 31, 1993.

Mr. Denham has been a director of the Company since 1992 and is currently a member of the Executive Committee.
- --------------------------------------------------------------------------------

CLAIRE M. FAGIN

Dr. Fagin, age 67, has been Interim President of the University of Pennsylvania since 1993 and the Leadership Professor and Dean Emeritus, School of Nursing, University of Pennsylvania, since 1992. Prior thereto, she was Professor and Margaret Bond Simon Dean, School of Nursing, University of Pennsylvania, for
more than five years. Dr. Fagin is a director of Provident Mutual Life Insurance Company.
- --------------------------------------------------------------------------------

ANDREW J. HALL

Mr. Hall, age 43, has been an Executive Vice President of the Company since 1991. He has also been Chairman and President of Phibro Division of Salomon Inc since January 1, 1993, after serving as Chairman and Chief Executive Officer of Phibro Energy, Inc. for one year and as its President since 1987.

Mr. Hall has been a director of the Company since 1991.
- --------------------------------------------------------------------------------

GEDALE B. HOROWITZ

Mr. Horowitz, age 61, has been an Executive Vice President of the Company for more than five years. Mr. Horowitz is also Chairman of the Board of the New York Local Government Assistance Corporation and a director of the Municipal Assistance Corporation for the City of New York.

Mr. Horowitz has been a director of the Company since 1981.
- --------------------------------------------------------------------------------

DERYCK C. MAUGHAN

Mr. Maughan, age 46, has been an Executive Vice President of the Company since May 5, 1993. Additionally, he has been Chairman and Chief Executive Officer of Salomon Brothers Inc since May 27, 1992, after having served as its Chief Operating Officer from August 1991. Prior thereto, he served as a Vice Chairman of Salomon Brothers Inc from January 1991 and as Chairman of Salomon Brothers Asia Limited from 1986 to 1991.

Mr. Maughan has been a director of the Company since 1991.

- --------------------------------------------------------------------------------

WILLIAM F. MAY

Mr. May, age 78, has been Chairman and Chief Executive Officer of Statue of Liberty-Ellis Island Foundation, Inc. for more than five years. Mr. May is also a director of United Thermal Energy Corporation and a director and a member of the compensation committee of U.S. Surgical Corporation.

Mr. May has been a director of the Company since 1978 and is currently Chairman of the Audit Committee and a member of the Executive Committee, the Compensation and Employee Benefits Committee and the Compliance Committee.

- --------------------------------------------------------------------------------

CHARLES T. MUNGER

Mr. Munger, age 70, has been Vice Chairman of the Board of Berkshire Hathaway Inc. for more than five years.(1) He is also Chairman and a director of Daily Journal Corporation, Chairman and a director of Wesco Financial Corporation and a director of USAir Group, Inc.

Mr. Munger has been a director of the Company since 1987 and is currently a member of the Audit Committee, the Compensation and Employee Benefits Committee, the Compliance Committee and the Nominating Committee.

- --------------------------------------------------------------------------------

LOUIS A. SIMPSON

Mr. Simpson, age 57, has been President and Chief Executive Officer-Capital Operations and a director of GEICO Corporation, an insurance organization, since May 1993 after having served as Vice Chairman of the Board of GEICO Corporation for more than five years. He is also a director of Potomac Electric Power Company.

Mr. Simpson has been a director of the Company since 1993 and is currently a member of the Audit Committee and the Executive Committee.

- --------------------------------------------------------------------------------

ROBERT G. ZELLER

Mr. Zeller, age 75, has been retired since 1979 after serving as Chairman of the Board and Chief Executive Officer of F. Eberstadt & Co., Inc., investment bankers. Mr. Zeller is also a director and a member of the compensation committee of Rykoff-Sexton Corp.

Mr. Zeller has been a director of the Company since 1967 and is currently Chairman of the Compensation and Employee Benefits Committee and a member of the Executive Committee and the Audit Committee.

- --------------------------------------------------------------------------------
(1) (For information with respect to Berkshire Hathaway Inc., see
    "Information as to Certain Stockholdings" below at Page 5.

BOARD OF DIRECTORS' ROLE, MEETINGS, COMMITTEES AND FEES

ROLE. The business of the Company is managed under the supervision of the Board of Directors. The Company's by-laws provide that, subject to the direction of the Board, the Chairman shall have the general and active management of the Company's business. The Board has adopted a policy pursuant to which the Chairman should be a business-wise, shareholder-oriented person who does not have personal dependence on or loyalty to management personnel of any of the principal subsidiaries of the Company by virtue of long service with any of those organizations. He is responsible, among other things, for organizing Board process and information flow so that the Board can effectively perform its functions.

     A key function of the Board is the appointment and evaluation of senior officers who have the direct responsibility for conducting or supervising the business of the Company and its principal subsidiaries. The Board specifically articulates objectives for the Chairman and evaluates his performance against them. In addition, together with the Chairman, it sets objectives for the CEOs of Salomon Brothers Inc and the Phibro Division of the Company and evaluates their performance in light of these objectives.

     The Board believes that its primary responsibility is to see that the Company is managed in the long-term interests of shareholders. The Board discharges this responsibility by meeting directly or through its committees with senior management to discuss, review and, where appropriate, approve policies and actions relating to significant issues including: (i) maintaining high standards for compliance and for ethical behavior toward customers and counterparties, (ii) determining the amount and structure of capital, (iii) maintaining appropriate risk management systems, (iv) developing and applying pro-shareholder compensation systems, and (v) providing fair reporting to shareholders about the Company and its results.

MEETINGS AND COMMITTEES. The Board of Directors of the Company held eight meetings in 1993. In addition, the Executive Committee of the Board of Directors held two meetings during the year. The Company's By-Laws provide that the Executive Committee may exercise most of the powers of the Board in the general and active management of the business and affairs of the Company.

     In addition to the Executive Committee, the standing committees of the Board of Directors include the Audit Committee, the Compliance Committee, the Compensation and Employee Benefits Committee and the Nominating Committee.

     The Audit Committee, which consists entirely of nonemployee directors, holds regular meetings at which the Company's independent accountants and its internal auditors report directly to the Committee. The Audit Committee monitors and provides oversight with respect to the Company's accounting policies, internal accounting controls and the scope and results of the independent accountants' examination of the financial statements. The Audit Committee held five meetings in 1993.

     The Compliance Committee establishes and reviews policies and their administration with respect to the compliance of the Company and its subsidiaries with regulatory and internal procedures and requirements. While it is inevitable that there will be instances in which such procedures or requirements are not fully met, the Committee seeks to minimize the risk that all regulations and compliance policies are not strictly followed. The Compliance Committee held four meetings in 1993.

     The Compensation and Employee Benefits Committee establishes corporate policy on the compensation of officers and key employees of the Company. The report of the Compensation and Employee Benefits Committee regarding the 1993 compensation policies applicable to the Company's executive officers, including the specific relationship of corporate performance to executive compensation, is set forth below at Page 10. The Compensation and Employee Benefits Committee consisted in 1993 entirely of nonemployee directors and held seven meetings in that year.

     The Nominating Committee considers and makes recommendations to the Board with respect to the size and composition of the Board and candidates for membership on the Board. The Board has directed the Nominating Committee to consider for nomination to the Board persons with the following qualities: (1) Owner-oriented. The director should be overwhelmingly focused on promoting the interests of owners. Generally this owner-orientation is likeliest to be found in individuals who have a significant investment in

Salomon's common stock. (2) Business-wise. The director should be highly talented in thinking about business issues in a creative and cooperative way and should be able to react quickly and with sound judgment to business ideas. He or she should be able and willing to express himself/herself effectively (and forcefully, if needed) on issues discussed by the Board. (3) Time Commitment. The director should be willing to make a sufficient time commitment to be an effective director, including likely service on at least one Board Committee.

     In considering candidates for Board vacancies, the Committee intends to make a wide canvass of possible nominees, including women and persons of diverse racial and cultural backgrounds. The Board believes that its procedure for seeking board members and the qualifications it has set for Board service should over time produce a strong and diverse board membership. Although the Committee has not established procedures for the submission by shareholders of proposed candidates for its consideration, the Committee will consider a candidate when accompanied by sufficient, reliable information on the candidate. The Nominating Committee held two meetings in 1993.

ATTENDANCE. In 1993, all of the directors of the Company attended at least 75% of the aggregate number of meetings of the Board and meetings of Committees of the Board on which they served.

FEES. Each nonemployee director is entitled to an annual retainer of $30,000. In addition, the following directors' fees have been set: a $2,000 attendance fee for each board meeting and a $1,000 attendance fee for each committee meeting attended (if a director attends more than two committee meetings on the same day or if a committee meeting is held on the same day as a board meeting, only $2,000 is paid); a $3,000 annual retainer for each committee member and a $2,000 additional annual retainer to each chairman of a committee. A deferred compensation plan for nonemployee directors permits such directors to elect on or before December 31 of each year to have all or a portion of the following year's compensation deferred. Directors who are employees of the Company are not entitled to an annual retainer or to any attendance fees or fees for service on a committee.

INFORMATION AS TO CERTAIN STOCKHOLDINGS

     The following are the only persons known to the Company who own beneficially more than five per cent of any class of the Company's voting securities as of March 11, 1994:

                                                   TITLE OF              SHARES          PER CENT
                                                     CLASS            BENEFICIALLY       OF CLASS
                                                   OF STOCK               OWNED          OF STOCK
                                              -------------------     -------------      ---------
    Berkshire Hathaway Inc.(1)(2)...........  Common                      6,015,000          5.5
      and affiliates                          Preferred, Series A           700,000        100.0
    1440 Kiewit Plaza
    Omaha, Nebraska 68131
    Dart Financial Corporation..............  Common                      7,718,400(3)       7.0
      and affiliates
    First Interstate Bank of Nevada N.A.....
      Trust Department
    3800 Howard Hughes Parkway
    Suite 200
    Las Vegas, Nevada 89109
    Ruane, Cunniff & Co., Inc...............  Common                      5,810,804          5.3
      and affiliates
    1370 Avenue of the Americas
    New York, New York 10019

- ---------------

(1) The Company has been informed by Berkshire Hathaway Inc. ("Berkshire"), a Delaware corporation, and by Warren E. Buffett, as follows: Berkshire is a holding company, the capital stock of which is beneficially owned approximately 40.7% by Warren E. Buffett and a trust of which he is trustee but in which he has no beneficial economic interest and 3.1% by Mr. Buffett's wife, Susan T. Buffett. Additionally, approximately 1.7% of such capital stock is beneficially owned by Charles T. Munger. Mr. Buffett may be deemed to control Berkshire and thus to own beneficially the Company's stock owned beneficially by it. As of

    March 11, 1994, Berkshire owned beneficially (and, through wholly-or majority-owned subsidiaries, owned of record) 700,000 shares of Preferred Stock, Series A, of the Company, which shares are entitled to 18,421,053 votes, constituting approximately 14.4% of the votes entitled to be cast by the outstanding voting securities of the Company. The Preferred Stock, Series A, is convertible on the basis of 26.31579 shares of Common Stock for each share of Preferred Stock, Series A, (subject to adjustment), or, in the aggregate, for 18,421,053 shares of Common Stock. Under Berkshire's Stock Purchase Agreement, dated September 27, 1987, with the Company, pursuant to which affiliates of Berkshire acquired the Preferred Stock, Series A, (the "Purchase Agreement"), the Company undertook to use its best efforts to nominate and elect Messrs. Buffett and Munger, or two other Berkshire representatives, to the Company's Board of Directors. For a description of the other terms of the Purchase Agreement, see "Compensation Committee Interlocks and Insider Participation" below at Page 10.

(2) Included are 401,000 shares of Preferred Stock, Series A, constituting approximately 8.2% of the votes entitled to be cast by the Company's outstanding voting securities, owned of record by National Indemnity Company, a wholly-owned subsidiary of Berkshire. As of March 11, 1994, National Indemnity Company also owned all of the shares of the Company's Common Stock which are shown as beneficially owned by Berkshire.

(3) Does not deduct 3,210,000 shares of the Company's Common Stock, representing 2.9% of outstanding Common Stock, reported as "shares sold short" on March 4, 1994.

     The following is the ownership, as of March 11, 1994, of shares of Common Stock and Preferred Stock, Series A, of the Company by all directors, nominees for director, the Executive Officers named in the table on Page 8 and the ownership as of such date by Executive Officers and directors of the Company as a group. Common Stock which is referred to as "beneficially owned", and the number of the Company's shares deemed to be outstanding, include any shares which may be purchased by any director or Executive Officer of the Company under the Company's 1984 Non-Qualified Stock Option Plan within sixty days from March 11, 1994 and any shares which may be acquired by any director or Executive Officer of the Company upon conversion of the Company's Restricted Convertible Subordinated Notes within sixty days from March 11, 1994. Common Stock which is referred to as "beneficially owned" also includes any shares owned by a spouse or minor child and any shares over which the individual directly or indirectly holds sole or shared voting or investment power. In addition, included are shares which have been granted to any director or Executive Officer of the Company under the Company's Equity Partnership Plans and a proportionate number of the 2,443,671 unallocated shares, as of March 11, 1994, in the Trust under the Equity Partnership Plans which directors and Executive Officers may direct the Trustee of such Trust to vote at the Annual Meeting ("Unallocated Shares"). The Preferred Stock, Series A, as owned by Berkshire and deemed owned by Mr. Buffett, comprises 100% of the class outstanding and 14.4% of the outstanding voting power of the Company. All directors and Executive Officers as a group (16 persons) own 100% of the Preferred Stock, Series A, 6.8% of the Common Stock and 20.2% of the outstanding voting power of the Company. Except for Mr. Buffett, no individual nominee for director beneficially owns as much as 1.0% of outstanding Common Stock or voting securities having 1.0% of the outstanding voting power of the Company.

                                                                  TITLE OF            SHARES
                                                                   CLASS           BENEFICIALLY
                                                                  OF STOCK            OWNED
                                                            --------------------   ------------
Dwayne O. Andreas........................................   Common                   165,450(1)
Warren E. Buffett........................................   Common                 6,015,000(2)
                                                            Preferred, Series A      700,000(2)
Robert E. Denham.........................................   Common                    25,712(5)
Claire M. Fagin..........................................   Common                          (7)
Andrew J. Hall...........................................   Common                   351,128
Gedale B. Horowitz.......................................   Common                   447,459(3)(4)(5)
Donald S. Howard.........................................   Common                    18,036(5)(10)
John G. Macfarlane.......................................   Common                    74,495(5)
Deryck C. Maughan........................................   Common                   328,459(3)(5)
William F. May...........................................   Common                     4,532
Robert H. Mundheim.......................................   Common                     8,689(5)
Charles T. Munger........................................   Common                     --   (6)
Louis A. Simpson.........................................   Common                    25,000
David I. Young...........................................   Common                     8,760(5)
Robert G. Zeller.........................................   Common                    11,450
16 Directors and Executive Officers as a Group...........   Common                 7,500,954(8)(9)(10)
                                                            Preferred, Series A      700,000

- -------------

(1) Such shares are owned by a foundation in which Mr. Andreas may have voting power. Mr. Andreas disclaims any beneficial interest in such shares.

(2) With respect to voting securities which may be deemed to be beneficially owned by Mr. Buffett, see footnotes (1) and (2) to the Table above on Page 5.

(3) Shares beneficially owned include shares subject to options granted under the Company's 1984 Non-Qualified Stock Option Plan which may be exercised within sixty days from March 11, 1994 as follows: Mr. Horowitz 106,700 and Mr. Maughan 54,600.

(4) Shares beneficially owned include shares into which the Company's Restricted Convertible Subordinated Notes (see "Certain Transactions and Legal Matters" below at Page 13) may be converted within sixty days from March 11, 1994 as follows: Mr. Horowitz 329,429.

(5) Shares beneficially owned include Unallocated Shares as follows: Mr. Denham 3,300, Mr. Horowitz 570, Mr. Howard 927, Mr. Macfarlane 8,154, Mr. Maughan 33,927, Mr. Mundheim 1,192 and Lord Young 1,064.

(6) Mr. Munger is Vice Chairman of the Board of Berkshire. With respect to voting securities beneficially owned by Berkshire, see footnotes (1) and (2) to the Table above at Page 5.

(7) Dr. Fagin has been nominated for election as a director at the 1994 Annual Meeting of Stockholders. She beneficially owned no shares as of March 11, 1994. However, Dr. Fagin has advised the Board of Directors of the Company of her intention to invest half of her director's fees to purchase shares of the Company's Common Stock in open market transactions upon her election as a director.

(8) Includes 166,200 shares of Common Stock subject to options granted under the Company's 1984 Stock Option Plan which may be exercised by directors and Executive Officers of the Company within sixty days from March 11, 1994, 329,429 shares of Common Stock into which the Company's Restricted Convertible Subordinated Notes may be converted by directors and Executive Officers of the Company within sixty days from March 11, 1994, 165,750 shares owned by family members or foundations in which shares persons in the group disclaim any beneficial interest and 50,617 Unallocated Shares.

(9) Participants in the Equity Partnership Plans generally are entitled to direct voting of a proportional number of unvoted allocated shares held under the Equity Partnership Plans. While participants are deemed to have beneficial ownership of such shares, the Table does not reflect such shares because the number of such shares cannot be determined.

(10) Mr. Howard retired as an Executive Officer of the Company on December 31, 1993. Shares beneficially owned by Mr. Howard are included in the shares owned by the group.

EXECUTIVE COMPENSATION

     The following table shows the compensation of the Chief Executive Officer and the four most highly compensated Executive Officers of the Company in 1993, 1992 and 1991.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM COMPENSATION
                                                                          ---------------------------------
                                         ANNUAL COMPENSATION                     AWARDS           PAYOUTS
                             -------------------------------------------  ---------------------  ----------
                                                            OTHER ANNUAL  RESTRICTED   OPTIONS/   LTIP(7)      ALL OTHER
                                                  BONUS     COMPENSATION  STOCK AWARD    SARS     PAYOUTS    COMPENSATION(8)
NAME AND PRINCIPAL POSITION  YEAR  SALARY ($)      ($)          ($)         ($)(6)       (#)        ($)           ($)
- ---------------------------- ----- ----------   ----------  ------------  -----------  --------  ----------  ------------
ROBERT E. DENHAM............ 1993   $956,800    $  368,700   $ 23,912     $  720,653      0           0         $ 6,655
Chairman and Chief Executive 1992   $999,434         0       $103,199(1)  $  196,788      0           0         $ 5,935
  Officer                    1991     --            --                        --         --          --
DONALD S. HOWARD............ 1993   $200,000    $  800,000      0              0          0      $    9,968     $10,176
Executive Vice President     1992   $200,000    $  638,000      0         $  219,109      0      $  396,880     $ 8,619
  (and until June 1, 1993,   1991   $200,000    $  638,000                $  177,856      0           0
  Chief Financial Officer)
JOHN G. MACFARLANE.......... 1993   $150,000    $1,238,000      0         $  802,620      0      $   19,935     $18,856
Treasurer                    1992   $150,000    $1,038,000   $  3,485     $  552,595      0      $  891,832     $16,277
                             1991   $150,000    $  808,000                $  265,866      0           0
DERYCK C. MAUGHAN........... 1993   $400,000    $2,600,000      0         $3,934,412      0      $   79,741     $26,386
Executive Vice President     1992   $338,269    $1,659,423   $294,082(2)  $2,682,498      0      $3,420,220     $17,378
  and Chairman and Chief     1991   $250,000    $1,138,000                $  672,354      0           0
  Executive Officer of
  Salomon
  Brothers Inc
ROBERT H. MUNDHEIM.......... 1993   $958,000(3) $    0       $ 65,602(4)  $  317,376(5)   0           0         $ 6,144
Executive Vice President and 1992   $351,538    $    0          0         $   25,380      0           0            0
  General Counsel            1991     --            --                        --         --          --

- ---------------

(1) Includes $96,547 for a temporary residence and other related expenses which were either paid for or reimbursed by the Company in connection with Mr. Denham's relocation from Los Angeles to New York.

(2) Includes $283,854 for a temporary residence and other related expenses which were either paid for or reimbursed by the Company in connection with Mr. Maughan's relocation from Japan to New York.

(3) Pursuant to his employment contract with the Company, Mr. Mundheim received $250,000 as base salary and $708,000 as a guaranteed bonus. See "Employment Contracts and Change of Control Provisions" below at Page 9.

(4) Includes $53,333 for a temporary residence and other related expenses which were either paid for or reimbursed by the Company in connection with Mr. Mundheim's relocation from Philadelphia to New York.

(5) Represents market value on date of grant of shares of restricted stock awarded to Mr. Mundheim under the Company's Equity Partnership Plan for Key Employees. Such award was based on the Plan's Award Schedule whereunder Mr. Mundheim's cash bonus of $950,000 for 1993 was reduced by $242,000.

(6) Restricted stock awards are shown at market value on the date of grant. The number and value of the aggregate restricted stock holdings at December 31, 1993 for each of the persons named is as follows: Mr. Denham, 20,675 shares with a value of $984,647; Mr. Howard, 16,634 shares with a value of $792,194; Mr. Macfarlane, 51,082 shares with a value of $2,432,780; Mr. Maughan, 212,515 shares with a value of $10,121,027; and Mr. Mundheim, 7,467 shares with a value of $355,616. Such restricted stock was awarded to the persons named under the Company's Equity Partnership Plan for Key Employees ("EPP"). Awards under the EPP represent an unfunded, unsecured promise of the Company and are generally distributed to participants five years after the date of grant subject to acceleration in some circumstances and further deferral or forfeiture in others. The EPP incorporates a dividend reinvestment structure, pursuant to which the Company contributes an additional 17.65% of any dividend in order to effect a 15% discount on all dividend reinvestments. Participants' accounts in the EPP are held in a grantor trust established by the Company.

(7) These amounts represent residual payouts in February 1993 under the Salomon Brothers Inc Managing Directors' Compensation Plan and payouts in 1992 of deferred compensation which vested through December 31, 1991 under the Company's 1986 Special Bonus Plan and the Salomon Brothers Inc Managing Directors' Compensation Plan.

(8) Amounts reported for 1993 include the 17.65% contribution which the Company made in order to effect a 15% discount on all dividend reinvestments under the EPP for the named executives as follows: Mr. Denham $587, Mr. Howard $1,858, Mr. Macfarlane $3,788, Mr. Maughan $14,318 and Mr. Mundheim $76; also includes contributions by the Company under the Salomon Brothers Inc Retirement Plan to the account of each of the named executives as follows:
    Mr. Denham $5,997, Mr. Howard $8,247, Mr. Macfarlane $14,997, Mr. Maughan $11,997 and Mr. Mundheim $5,997; also includes $71 of term life insurance premium for each of the named executives which the Company pays.

     The Company made no stock option/SAR grants or awards under long-term incentive plans in 1993 to any named Executive Officer.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                           FY-END OPTION/SAR VALUE(1)

                                                                                           VALUE OF
                                                                          NUMBER OF       UNEXERCISED
                                                                          UNEXERCISED    IN-THE-MONEY
                                                                          OPTIONS AT      OPTIONS AT
                                                                          FY-END(#)        FY-END($)
                                                 SHARES                   ----------     -------------
                                               ACQUIRED ON     VALUE      EXERCISABLE/   EXERCISABLE/
                    NAME                       EXERCISE(#)   REALIZED($)  UNEXERCISABLE  UNEXERCISABLE
                    ----                       -----------   ----------   ----------     -------------
ROBERT E. DENHAM.............................     --             --          -0-/-0-           -0-/-0-
DONALD S. HOWARD.............................     --             --          -0-/-0-           -0-/-0-
JOHN G. MACFARLANE...........................     --             --          -0-/-0-           -0-/-0-
DERYCK C. MAUGHAN............................     --             --       54,600/-0-     1,581,881/-0-
ROBERT H. MUNDHEIM...........................     --             --          -0-/-0-           -0-/-0-

- ---------------

(1)The 1993 year-end value of the Company's common stock was $47.625.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL PROVISIONS

     In 1992, the Company entered into a guaranteed employment contract with Mr. Mundheim through December 31, 1995, subject to Mr. Mundheim's earlier resignation or termination of employment for cause, whereunder Mr. Mundheim receives an annual base salary of $250,000 and a bonus of $950,000 in 1993, $1,100,000 in 1994 and $1,250,000 in 1995. The contract also provides for Mr. Mundheim's participation in the Company's Equity Partnership Plan for Key Employees.

     In 1988, the Board of Directors approved amendments to certain of the Company's benefit plans, including the Salomon Inc Profit Sharing Plan, now the Salomon Brothers Inc Retirement Plan, (the "Retirement Plan"), and the 1984 Stock Option Plan. These amendments provide for the vesting and, under most circumstances, distribution of benefits and credits made under such Plans upon the occurrence of certain change of control events not approved by the Board of Directors. Upon such a change of control (as defined in the Plans), employees will be entitled to receive the immediate cash payment of the excess of the fair market value (as defined) of a share of Common Stock over the exercise price of each share covered by an option or a stock appreciation right under the 1984 Stock Option Plan. Additionally, upon a change of control, each employee will be entitled to receive an amount not less than the year-end bonus paid to him in the year preceding the change of control, prorated for the number of months elapsed up to the change of control, and all amounts credited to employees' accounts under the Retirement Plan will vest. If a change of control would have occurred on March 1, 1994, for example, Messrs. Denham, Macfarlane and Maughan would have been entitled to receive at least the following amounts of cash compensation with respect to 1993 year-end bonuses (in addition to benefits under the Company's other benefit plans described above): $57,000, $206,333 and $433,333, respectively. [Under Mr. Mundheim's employment contract, payment of his 1994 bonus in full is guaranteed, subject only to his earlier resignation or termination of employment for cause.] Moreover, participants in the Equity Partnership Plans would receive a distribution of all shares allocated to them under the Equity Partnership Plans in the event of a change of control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1993, the Compensation and Employee Benefits Committee consisted of Mr. Robert G. Zeller, as Chairman, and Messrs. William F. May and Charles T. Munger. All of the members of the Committee were non-employees of the Company.

     In 1993, a son-in-law of Mr. Zeller, a nominee for director of the Company, was employed by the Company's subsidiary, Salomon Brothers Inc, as a non-executive officer and received compensation in 1993 comparable to that of other employees with similar responsibilities and experience. Such employment was terminated in 1993.

     Mr. Munger, a nominee for director of the Company, is Vice Chairman of the Board of Berkshire. Among the Company's transactions, in the ordinary course of its business in 1993, Salomon Brothers Inc sold to Berkshire and its affiliates marketable securities having a value of approximately $1,112,761,847 and purchased from Berkshire and its affiliates marketable securities having a value of approximately $311,982,342. Additionally, in 1993, Berkshire and its affiliates paid commissions, fees, service charges and interest of $2,031,103 to Salomon Brothers Inc in connection with securities transactions and advisory services. The Company believes that its transactions with Berkshire and its affiliates are upon terms which are comparable to those the Company could obtain from other sources.

     In addition, Berkshire and its subsidiaries own substantial equity positions in a number of other corporations, and have equity positions amounting to 10% or more of the voting power of Capital Cities/ABC, Inc., The Gillette Company, GEICO Corporation, USAir Group, Inc., PS Group, Inc., The Washington Post Company, Wells Fargo & Company and General Dynamics Corporation. From time to time Salomon Brothers Inc engages in the ordinary course of its business in transactions with some or all of such entities as an underwriter of securities, as a broker of or dealer in securities, or otherwise. Additionally, other subsidiaries of the Company may engage in transactions with such entities from time to time. The Company believes that any such transactions are on terms comparable to those on which the Company deals with other third parties.

     In 1987, the Company entered into the Purchase Agreement with Berkshire pursuant to which affiliates of Berkshire acquired 700,000 shares of the Preferred Stock, Series A, for $700 million. In the Purchase Agreement, Berkshire (which for purposes of the Purchase Agreement includes the affiliates of Berkshire) agreed that (i) for a period of seven years after its purchase Berkshire will not acquire in excess of 20% of the Company's voting stock outstanding without the prior consent of the Company; (ii) for a period of seven years after its purchase Berkshire will not be a member of a Section 13(d) group with an unaffiliated party or a participant in a proxy solicitation with respect to any securities of the Company; (iii) Berkshire will not sell any of the Company securities owned by it to a third party without first giving the Company or its designee a reasonable opportunity to purchase such securities at the same price and on the same terms and conditions proposed with respect to an anticipated sale by Berkshire to a third party; and (iv) if the Company does not exercise its right of first refusal and buy Company securities which Berkshire proposes to sell, Berkshire will not knowingly sell to any one entity or group acting in concert Company securities giving such entity or group securities which amount in the aggregate to over 5% of the Company voting stock outstanding at the time of the sale. In the Purchase Agreement, the Company agreed to use its best efforts to nominate and elect Warren E. Buffett and Charles T. Munger, or two other Berkshire representatives, to the Company's Board of Directors. In addition, in connection with the distribution by the Company on February 18, 1988 of Preferred Share Purchase Rights to its stockholders, the Company issued Preferred Share Purchase Rights to the holders of the Preferred Stock, Series A, on the basis of one Right for each share of Common Stock into which a share of Preferred Stock, Series A, is convertible, and the holders of the Preferred Stock, Series A, waived the conversion adjustment they would otherwise have been entitled to under the terms of the Preferred Stock, Series A.

                                   REPORT OF
                THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE

     The Board's Compensation and Employee Benefits Committee (the "Committee") makes compensation decisions with respect to the Company's Chief Executive Officer and other executive officers including Messrs. Howard, Macfarlane, Maughan and Mundheim. The decisions for 1993 (except as to Mr. Mundheim) are subjective judgments made by the Committee.

     In determining compensation in 1993, the Committee continued to follow the policy of linking the interests of management with those of the owners. This policy is implemented by causing the individual manager's compensation to depend primarily upon his performance in relation to the performance, over time, of the business unit for which he is responsible. In accordance with industry practice, salaries are low in comparison to total compensation so that the bulk of compensation is paid on a performance basis. This approach limits compensation in periods of poor business performance and increases compensation to recognize significant results. After the Committee determines the total compensation for the Chief Executive Officer and each executive officer, a significant portion of such total compensation is awarded in Company stock, payable, generally, in five years, under the Company's Equity Partnership Plan for Key Employees

(which generally applies to highly compensated employees, including Executive Officers). The portion to be paid in stock is determined by an award schedule contained in the plan, and can reach 50% or more for highly compensated employees. (The table specifying the awards is set forth on page A-23 of this Proxy Statement.) The market value of the restricted stock awarded to the Company's Chief Executive Officer and the four most highly compensated Executive Officers in 1993 is set forth in the Summary Compensation Table in the Company's 1994 Proxy Statement. Dividends paid on the restricted stock are reinvested for all plan participants, including Executive Officers, pursuant to the terms of the plan. (See page 8, footnote 6 of this Proxy Statement.)

     In addition, the Committee reviewed compensation paid in previous years (adjusted for an estimate of the current year) by various financial services companies with which the Company competes, including Bankers Trust Company, Bear Stearns, Merrill Lynch, Morgan Guaranty and Morgan Stanley. The Committee anticipated that Mr. Denham's 1993 compensation would be at the lower end of the competitor range and that Mr. Maughan's compensation would be near the middle of the range. Bear Stearns, Merrill Lynch and Morgan Stanley are included in the S&P Brokerage Index referred to in the performance graph set forth in the Company's 1994 Proxy Statement.

     In setting the 1993 compensation of Robert E. Denham, the Company's Chairman and Chief Executive Officer, the Committee took into account Mr. Denham's performance in relation to the following factors (in order of importance):

          - Management of the Board of Directors process by insuring that the Board timely received the appropriate level of information to discharge its decision-making responsibilities;

          - Supervision of the senior officers of Salomon Inc and its major subsidiaries;

          - Supervision of the management of the Company's market and credit risks to insure that various business units were following appropriate risk/reward criteria;

          - Management of the allocation of the Company's capital to the various business segments as well as the Company's overall level of capital.

     In addition to these criteria, the Committee also considered Mr. Denham's performance in communicating with creditors and shareholders, maintaining a positive internal control environment, his role in special situations (such as his role in resolving significant litigation involving the Company) and otherwise building shareholder value.

     The Committee concluded that based on their subjective judgment Mr. Denham's performance in 1993 met or exceeded their highest expectations with respect to each of these factors.

     Mr. Maughan's performance as Chairman and Chief Executive Officer of the Company's securities segment was judged in relation to several significant objectives (in order of relative importance): limiting risks borne by creditor and owner interests to appropriate levels, improving the overall performance and management (including risk management) of proprietary trading activities, enhancing the earnings capacity of customer oriented businesses, improving compensation systems and reducing infrastructure costs.

     Mr. Howard's compensation in 1993 was established by the Committee at the same level as his 1992 compensation, taking into account Mr. Howard's retirement, effective December 31, 1993, after he was succeeded as Chief Financial Officer of the Company on June 1, 1993.

     Mr. Macfarlane's performance was viewed by the Committee in both his role as a senior financial officer of the Company and as a manager of an element of Salomon Brothers fixed income business. In his role as a senior financial manager, Mr. Macfarlane effectively financed a larger balance sheet in 1993 and played a major role in communications with lenders and credit rating agencies. The results of Mr. Macfarlane's activities within the fixed income unit of Salomon Brothers showed significant growth over the prior year's results.

     Mr. Mundheim's compensation for 1993 was based upon an employment contract entered into in 1992 to induce him to join the Company as General Counsel. In approving Mr. Mundheim's employment contract, the Committee had deemed Mr. Mundheim's prior experience as the Co-Chairman of the law firm of Fried, Frank, Harris, Shriver & Jacobson, Dean of the University of Pennsylvania Law School and General Counsel of the U.S. Treasury to be extremely valuable to the Company.

     The Committee addressed the issue as to compliance with newly enacted
Section 162(m) of the Internal Revenue Code of 1986, relating to the deductibility of compensation paid to the Chief Executive Officer and its other most highly compensated executive officers. The Committee took the position that it would attempt to structure compensation for 1993 and the future so that all compensation would be deductible. The details of the approach to be taken are included in the material describing the Equity Partnership Plans, Stock Incentive Plan and Executive Officer Performance Bonus Plan in the Company's 1994 Proxy Statement.

                                         COMPENSATION AND EMPLOYEE
                                           BENEFITS COMMITTEE
                                              Robert G. Zeller, Chairman
                                              William F. May
                                              Charles T. Munger

                               PERFORMANCE GRAPH

               SALOMON INC VS. S&P 500 VS. S&P BROKERAGE INDEXES

                Comparison of Five-Year Cumulative Total Return

                                   1988-1993

                                   (GRAPH)


      Measurement Period                                             S&P
    (Fiscal Year Covered)         Salomon Inc     S&P 500        Broker-age
    ---------------------        -------------   ---------       ----------
1988                                     100.0       100.0           100.0
1989                                      99.4       131.9           113.4
1990                                     106.4       127.6            97.6
1991                                     137.0       166.6           227.5
1992                                     173.9       179.4           248.1
1993                                     220.7       197.5           336.7

      Note: Includes the reinvestment of dividends.

CERTAIN TRANSACTIONS AND LEGAL MATTERS

     Among the Company's transactions, in the ordinary course of its business in 1993, Salomon Brothers Inc sold to Archer Daniels Midland Company ("ADM") and entities in which the Company is informed ADM has a material interest marketable securities having a value of approximately $495,603,915 and purchased from ADM and such entities marketable securities having a value of approximately $346,523,931. In addition, Salomon Brothers Inc paid net fees of $69,735 in connection with investment banking and securities trading activities on behalf of ADM. The Company believes that its transactions with ADM are upon terms which are comparable to those the Company could obtain from other sources. Dwayne O. Andreas, a director and a nominee for director of the Company, is Chairman of the Board and Chief Executive of ADM.

     Warren E. Buffett, a director and a nominee for director of the Company, is Chairman, Chief Executive Officer and the principal shareholder of Berkshire and a director of The Coca-Cola Company, Capital Cities/ABC, Inc., The Gillette Company and USAir Group, Inc. For information regarding the Company's transactions in 1993 with Berkshire, The Coca-Cola Company, Capital Cities/ABC, Inc., The Gillette Company and USAir Group, Inc., see "Compensation Committee Interlocks and Insider Participation" above at Pages 9 and 10.

     Among the Company's transactions, in the ordinary course of its business in 1993, Salomon Brothers Inc sold to Dart Financial Corporation and its affiliates ("Dart") marketable securities having a value of approximately $2,424,937,385 and purchased from Dart marketable securities having a value of approximately $1,910,535,589. Additionally, in 1993, Dart paid commissions, fees, service charges and interest of $20,291,936 to Salomon Brothers Inc in connection with securities transactions and advisory services. The Company believes that its transactions with Dart are upon terms which are comparable to those the Company could obtain from other sources. As of March 11, 1994, Dart beneficially owned more than five percent of the Company's outstanding Common Stock.

     Among the Company's transactions, in the ordinary course of its business in 1993, Salomon Brothers Inc purchased from Ruane, Cunniff & Co., Inc. and its affiliates ("Ruane") marketable securities having a value of approximately $157,150. Additionally, in 1993, Ruane paid fees of $145 to Salomon Brothers Inc in connection with securities transactions. The Company believes that its transactions with Ruane are upon terms which are comparable to those the Company could obtain from other sources. As of March 11, 1994, Ruane beneficially owned more than five percent of the Company's outstanding Common Stock.

     In 1993, the Company engaged the services of the law firm of Munger, Tolles & Olson, Los Angeles, California. It is anticipated that the services of such firm will continue to be utilized by the Company in 1994. Robert E. Denham, a director and a nominee for director of the Company, resigned as a partner in Munger, Tolles & Olson on December 31, 1993. However, prior to his resignation, Mr. Denham's arrangements with the firm provided that he perform no services for the Company on behalf of the firm in 1993 and receive no compensation in connection with the services that the firm performed for the Company in 1993.

     In November 1993, the Company loaned Robert H. Mundheim, an Executive Officer of the Company, the sum of $900,000 to purchase a residence in New York City in connection with Mr. Mundheim's planned relocation from Philadelphia. The loan is interest-free.

     On October 1, 1981, the Company and Salomon Brothers, an investment banking and securities trading partnership, combined their businesses. Pursuant to such combination, the Company issued an aggregate of $250,000,000 of 9% Restricted Convertible Subordinated Notes, due October 1, 1991 (the "Notes"), to Salomon Brothers, which Notes were subsequently distributed to certain of its partners. Upon issuance, the Notes were convertible, in accordance with their respective terms, into an aggregate of 18,000,000 shares of Common Stock (adjusted for the 2 for 1 stock split declared in 1983). The conversion period commenced October 1, 1982. On December 5, 1990, the Board of Directors approved an extension, until October 1, 1994, of the maturity date of Notes held by then-current employees of the Company, provided that the annual rate of interest on such Notes be reduced from and after October 1, 1991 to 7.75%. Gedale B. Horowitz, who was a General Partner of Salomon Brothers prior to October 1, 1981, was a payee of a Note as of December 31, 1993 in the principal amount of $4,575,406. Mr. Horowitz is a director and a nominee for director of the Company.

     Among the Company's transactions in the ordinary course of its business in 1993, Salomon Brothers Inc sold to GEICO Corporation ("GEICO") and entities in which the Company is informed GEICO has a material interest marketable securities having a value of approximately $58,269,070 and purchased from GEICO and such entities marketable securities having a value of approximately $185,681,980. In addition, Salomon Brothers Inc earned net commissions and fees of $1,117,024 in connection with investment banking and securities trading activities on behalf of GEICO. The Company believes that its transactions with GEICO are upon terms which are comparable to those the Company could obtain from other sources. Louis A. Simpson, a director and a nominee for director of the Company, is President and Chief Executive Officer--Capital Operations of GEICO Corporation.

     Since January 1, 1993, Salomon Brothers Inc, as agent or principal, has handled purchases and sales of securities (including different forms of repurchase transactions) from time to time for various of the directors and employees of the Company. The Company believes that such transactions were in the ordinary course of business, were at substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers and did not involve more than normal risk of collectibility or present other unfavorable features.

     David C. Fisher, Controller of the Company, sold 500 shares of the Company's Common Stock held in his Employee Stock Purchase Plan account in November 1993. The sale was reported by Mr. Fisher in January 1994 rather than in December 1993 as required by Section 16(a) of the Securities Exchange Act of 1934.

     Commencing in 1987, 21 purported derivative lawsuits were filed in Delaware Chancery Court, New Castle County, New York Supreme Court, New York County, and the United States District Court for the Southern District of New York against, among others, the Company and its directors (including Messrs. Andreas, Horowitz, May and Zeller who are nominees for director) and in two instances Berkshire, arising out of the Company's purchase of 21,282,070 shares of its Common Stock beneficially owned by Minerals and Resources Corporation Limited at $38.00 per share and the Company's sale for $700 million of 700,000 shares of Preferred Stock, Series A, to affiliates of Berkshire. In addition, the lawsuits challenge the Company's distribution of Preferred Share Purchase Rights to its stockholders on February 18, 1988 and the amendment of certain of the Company's employee benefit plans. The complaints allege, among other things, that the aforesaid corporate actions were part of a scheme to maintain the positions of the defendant directors with the Company in derogation of their fiduciary duties and that the Company had the opportunity to sell the Preferred Stock, Series A, on superior terms. The complaints seek, among other things, injunctive relief with respect to the challenged corporate actions, rescission of such corporate actions and monetary damages. The litigation in Delaware (consisting of 19 of the purported derivative lawsuits) had been consolidated under the caption In re Salomon Inc Shareholder Litigation, Civil Action No. 9296. The Delaware court, on May 24, 1993, entered into a stipulation and order of dismissal without prejudice with respect to this consolidated action.

                2. APPROVAL OF AMENDED EQUITY PARTNERSHIP PLANS

     Effective as of June 6, 1990, the Company adopted the Equity Partnership Plan for Key Employees (the "Key Employee Plan") and the Equity Partnership Plan for Professional and Other Highly Compensated Employees (the "Professional Employee Plan") (together, the "Equity Partnership Plans"). Under the Equity Partnership Plans as currently in effect, up to 30,000,000 shares of Company Common Stock could be allocated to participants' accounts. The amount of shares available under the Equity Partnership Plans may be adjusted in the event of a stock dividend or split, recapitalization, extraordinary dividend, merger, consolidation, combination or exchange of shares or similar corporate change. The Equity Partnership Plans initially were approved by the Company's stockholders at the meeting of the Company's stockholders on May 1, 1991, and they were again approved by the Company's stockholders at the meeting of stockholders on May 6, 1992.

     On March 2, 1994, the Board of Directors adopted several amendments to the Equity Partnership Plans (the "Amendments"), subject to the approval of the Company's stockholders, that are designed to increase the number of shares available under the Equity Partnership Plans and to ease the administration of the Equity Partnership Plans.

     The following table shows the awards that would be granted to specified individuals under the Equity Partnership Plans in 1994 if they receive the same compensation in 1994 that they received in 1993. The actual amounts of 1994 awards under the Equity Partnership Plans are not yet determinable.

                             AMENDED PLAN BENEFITS

                                                                 DOLLAR VALUES
                      NAME AND POSITION                             ($)(2)           NUMBER OF UNITS
- -------------------------------------------------------------  -----------------     ---------------
ROBERT E. DENHAM.............................................    $     720,653             15,415
  Chairman and Chief Executive Officer
JOHN G. MACFARLANE...........................................    $     802,620             17,168
  Treasurer
DERYCK C. MAUGHAN............................................    $   3,934,412             84,159
  Executive Vice President and Chairman and
     Chief Executive Officer of Salomon Brothers Inc
ROBERT H. MUNDHEIM(1)........................................    $     396,064(1)           8,472(1)
  Executive Vice President and General Counsel
All Executive Officers as a Group............................    $   6,314,076(1)         135,061(1)
Non-Executive Director Group.................................                0                  0
Non-Executive Officer Employee Group.........................    $ 288,559,186          6,172,389

- ---------------
(1) To the extent that annual compensation for 1994 is guaranteed, the awards shown are based on such guaranteed compensation.

(2) Market value as of December 1, 1993.

     In 1993, approximately 848 employees received awards under the Key Employee Plan and approximately 1,303 employees received awards under the Professional Employee Plan. As of December 31, 1993, a total of 895 employees had accounts maintained under the Key Employee Plan and 1,736 employees had accounts maintained under the Professional Employee Plan. In 1993, all employees as a group received allocations of 6,435,645 shares under the Equity Partnership Plans. A total of 6,301,626 shares were granted as awards under the Equity Partnership Plans in 1993 and 169,227 shares were allocated to participants in the Equity Partnership Plans as a result of the reinvestment of dividends (including, where applicable, the 17.65% contribution to effect a 15% discount on dividend reinvestment). Of the 1993 awards, 164,960 shares were granted to participants in the Professional Employee Plan and 6,136,666 shares were granted to participants in the Key Employee Plan. The fair market value per-share of Company Common Stock as of December 1, 1993, the date awards were granted in 1993, was $46.75. In 1993, awards were based on an "average cost per share" of $41.938. On March 11, 1994, the fair market value per share of the Company's Common Stock was $52.125.

     The following is a summary of the material features of the Equity Partnership Plans and the effect of the Amendments. The following summary is qualified in its entirety by reference to the complete text of the Equity Partnership Plans, as restated to incorporate the Amendments, which are attached to this Proxy Statement as Exhibits A and B, respectively.

DESCRIPTION OF EQUITY PARTNERSHIP PLANS

A. GENERAL

     Participation in the Equity Partnership Plans generally is mandatory. Awards under the Equity Partnership Plans are based on a percentage of each participant's total compensation and result in a reduction of each participant's end-of-year cash bonus that the Committee determines would have been paid to the participant in the absence of the Equity Partnership Plans. All awards under the Equity Partnership Plans are made in the form of Company Common Stock based on a price equal to 85% of the "average cost per share" of shares purchased for awards under the Equity Partnership Plans. The Equity Partnership Plans also include an automatic dividend reinvestment feature pursuant to which the Company makes a contribution equal to 17.65% of dividends allocated to participants' accounts in order to effect a 15% discount on such reinvestments.

     Awards generally are distributed to participants within thirty business days after the expiration of five years after the date as of which the awards are granted, although earlier distributions may be made upon a participant's death or termination of employment as a result of disability, upon the participant's "permissive retirement" (as defined in the Equity Partnership Plans) if the participant makes a permissive retirement election within forty-five days after the award is granted, in the event of certain "changes in control" of the Company or in the event of certain terminations of an Equity Partnership Plan. In the event that a participant's employment is or is deemed to have been terminated for cause, the participant will forfeit all shares allocated to him under the Equity Partnership Plans.

     Participants in the Key Employee Plan, but not the Professional Employee Plan, were permitted to "roll over" to the Key Employee Plan part or all of their balances from certain prior incentive plans (the "Prior Plans"), and are required to "roll over" to the Key Employee Plan their balances from another Equity Partnership Plan. Shares allocated to a participant in respect of a rollover generally will be distributed pursuant to the same conditions as if they were awards under the Key Employee Plan. Participants who "rolled over" funds into the Key Employee Plan from the Prior Plans did so pursuant to an irrevocable election in December of 1990. Participants in the Key Employee Plan did not receive the 15% discount in respect of shares allocated to them as a result of "rollover." Participants do not receive the 15% discount in respect of reinvested dividends paid on shares allocated to them as a result of "rollover" from the Prior Plans. Participants do, however, receive the 15% discount on reinvested dividends in respect of shares rolled over from another Equity Partnership Plan.

     In addition, participants in the Key Employee Plan, but not the Professional Employee Plan, generally are entitled to make up to two "long-term investment elections" with respect to each award and rollover under the Key Employee Plan. Generally, the effect of a "long-term investment election" is to defer the participant's receipt of the award or rollover with respect to which the "long-term investment election" is made until the expiration of an additional 3-year period after such award or rollover would have been distributed in the absence of such an election. Participants who desire to make a "long-term investment election" must do so no later than a date two years prior to any date on which the participant otherwise would have received a distribution in respect of such award or rollover.

B. ADMINISTRATION

     The Equity Partnership Plans must be administered by a committee appointed by the Board of Directors, which must consist of three or more persons, each of whom is a "disinterested person" within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors has appointed the Compensation and Employee Benefits Committee of the Board of Directors (the "Committee") to administer the Equity Partnership Plans. Each member of the Committee serves for a term determined by the Board of Directors. All determinations of the Committee with respect to the Equity Partnership Plans are binding. The expenses of administering the Equity Partnership Plans are borne by the Company.

C. ELIGIBILITY

          1. Key Employee Plan

          Generally, the persons who are eligible to participate in the Key Employee Plan with respect to a calendar year are the employees or classes of employees of the Company and its subsidiaries and affiliates that participate in the Equity Partnership Plans (the "Participating Companies")
     (a)(i) whose principal work location during such calendar year is within the United States of America or (ii) who are citizens of the United States of America, whose principal work location during such calendar year is outside of the United States of America and who do not participate in a plan maintained by their employer during such calendar year that the Committee determines to be comparable to the Key Employee Plan, (b) whose annualized compensation with respect to such calendar year is at least equal to $300,000 (indexed for inflation beginning in 1991) ($353,760 in 1994) and (c) who are designated as eligible to participate in the Key Employee Plan by the Committee. The Committee may from time to time add or exclude from participation one or more individuals or classes of individuals. The Key Employee Plan also has been extended to Participating Companies in Australia, Canada, Germany, Hong Kong, Japan, Singapore, Switzerland and the United Kingdom.

          2. Professional Employee Plan

          Generally, the persons who are eligible to participate in the Professional Employee Plan with respect to a calendar year are the employees or classes of employees of the Participating Companies (a)(i) whose principal work location during such calendar year is within United States of America or (ii) who are citizens of the United States of America, whose principal work location during such calendar year is outside of the United States of America and who do not participate in a plan maintained by their employer during such calendar year that the Committee determines to be comparable to the Professional Employee Plan, (b) who are (i) production employees who are in job classifications designated as "professional" or
     (ii) nonproduction employees whose annualized compensation with respect to such calendar year is at least equal to $77,000 (indexed for inflation beginning in 1991) ($87,260 in 1994), (c) whose annualized compensation for such calendar year is less than the minimum compensation level necessary to participate in the Key Employee Plan and (d) who are designated as eligible to participate in the Professional Employee Plan by the Committee. As with the Key Employee Plan, the Committee may from time to time add or exclude from participation one or more individuals or classes of individuals. The Professional Employee Plan also has been extended to Participating Companies in Australia, Canada, Germany, Hong Kong, Japan, Singapore, Switzerland and the United Kingdom.

D. MECHANICS OF OPERATION

     Awards under the Equity Partnership Plans represent unsecured unfunded obligations of the Company. However, in order to assist the Company in meeting its obligations under the Equity Partnership Plans, the Company established certain grantor trusts (the "Trusts"), the assets of which remain subject to certain of the Participating Companies' bankruptcy and judgment creditors, if any. The trustee of the Trusts (the "Trustee") is State Street Bank and Trust Company. Under the Equity Partnership Plans and the Trusts, the Trustee must make purchases throughout each year for which awards are granted under the Equity Partnership Plans of amounts at least equal to accruals under the Equity Partnership Plans. In addition, the Trustee must reinvest all dividends paid on shares held in the Trusts. Shares purchased in respect of awards are allocated to participants' accounts as soon as practicable after the date as of which such awards are granted to participants (generally in December). Shares credited to participants' accounts may be adjusted in the event of a stock dividend or split, recapitalization, extraordinary dividend, merger, consolidation, combination or exchange of shares or similar corporate change.

E. VOTING AND TENDER OF SHARES

     Participants in the Equity Partnership Plans generally are entitled to direct the Trustee as to the voting and tender of shares allocated to their accounts. In addition, the Trustee must make voting and tender decisions with respect to any Unallocated Shares held in the Trusts (and voting decisions with respect to allocated shares for which the Trustee does not receive participant instructions) in proportion to the voting and tender instructions the Trustee receives from participants.

F. CERTAIN DIVESTITURES

     In the event of any transaction immediately after which any Participating Company both ceases to be at least a 50% subsidiary or affiliate of the Company and either has stock that is publicly traded or is a member of a "controlled group of corporations" (as the term is defined in Section 414(b) of the Internal Revenue Code of 1986 (the "Internal Revenue Code" or the "Code")), with any trades or businesses, one or more members of which have publicly traded stock as a result of the transaction, the Common Stock credited to the accounts of (a) participants who are employed by such Participating Company immediately after the transaction and (b) terminated participants who are not so employed, but who were employed by such Participating Company on the date that their employment with the Company and its subsidiaries and affiliates terminated, will be converted to equivalent amounts of such publicly traded stock based on the relative values of such publicly traded stock and Common Stock immediately after the transaction. Thereafter, each such participant's accounts will be maintained in such publicly traded stock, the Board of Directors of the affected company will succeed to the powers of the Committee and the Board of Directors under the Equity Partnership Plans with respect to the affected participants and a separate trust containing the accounts of such affected participants will be created to hold the stock credited to the affected participants' accounts. In the event that a public market develops for the stock of any Participating Company and, immediately after such public market develops, such company remains at least a 50% subsidiary or affiliate of the Company, the Common Stock credited to the accounts of the participants described above will be converted to equivalent amounts of the publicly traded stock of such company as described above or its economic equivalent, as the Committee deems appropriate, unless the Committee and the Participating Company determine that such a conversion would be financially detrimental to any subsidiary or affiliate of the Company or such participants. Thereafter, each such participant's accounts will be maintained in such publicly traded stock or its economic equivalent, as the case may be.

G. POWER TO AMEND

     The Equity Partnership Plans may be amended by the Board of Directors from time to time in any respect except that, if and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Equity Partnership Plans to qualify, no amendment shall be effective without the approval of the stockholders of the Company, that (a) increases the number of shares of Common Stock that may be distributed under the Equity Partnership Plans, (b) materially increases the benefits accruing to individuals under an Equity Partnership Plan or (c) materially modifies the requirements as to eligibility for participation in an Equity Partnership Plan.

H. MODIFICATION FOR NON-UNITED STATES SUBSIDIARIES AND AFFILIATES

     The Equity Partnership Plans represented by Exhibits A and B have been modified in some respects for participation by Participating Companies in Australia, Canada, Germany, Hong Kong, Japan, Singapore, Switzerland and the United Kingdom. These modifications generally affect employees of those subsidiaries and affiliates who work in the applicable locale. The German, Swiss and United Kingdom modifications generally are local currency based. In 1994, the minimum compensation necessary to participate in the Key Employee Plan will be DM630,000, SFr545,000 and L195,500, respectively. These participation minimums are indexed for inflation based on local cost-of-living indices. The German, Swiss and United Kingdom modifications of the Professional Employee Plan do not have a minimum compensation level. Instead, participation is based solely on whether an individual is classified as a "professional employee". The non-United States modifications generally provide specified methods of calculating conversions of U.S. dollars to the appropriate local currency.

     The following describes the principal modifications to the operation of the Equity Partnership Plans for the non-United States Participating Companies:

          1. Voting and Tender Rights

          The Equity Partnership Plans, as modified for participation by the Company's subsidiaries and affiliates in Australia and Germany do not permit participants in those plans to direct the voting of shares allocated to them. The German modifications also do not permit participants to make tender decisions with respect to shares allocated to them.

          2. Timing of Distributions

          The Canadian modification generally provides that distributions will be made upon the expiration of three years after an award is granted, while the Australian and German modifications of the Key Employee Plan, but not the Professional Employee Plan, generally provide for distributions upon the expiration of eight years after an award is granted (subject to the participant's ability to make a "short-term investment election" as a result of which awards will be distributed upon the expiration of five years).

          3. Currency Protection Feature

          The German, Swiss and United Kingdom modifications permit local currency paid participants to elect to make "currency protection elections" with respect to an award granted thereunder within 45 days after the award is granted. As a result of a currency protection election, participants will be protected from losses and will give up gains resulting from changes in the U.S. dollar to local currency exchange rate.

I. SHARES AVAILABLE UNDER THE EQUITY PARTNERSHIP PLANS

     Out of the 30,000,000 shares currently approved under the Equity Partnership Plans, as of December 31, 1993, 8,364,180 shares remained available for future allocation.

AMENDMENTS TO THE EQUITY PARTNERSHIP PLANS

     On March 2, 1994, the Board of Directors adopted the Amendments. The following discussion summarizes the material effect of the Amendments. This summary is qualified in its entirety by reference to the complete text of the Equity Partnership Plans, as restated to incorporate the Amendments, attached to this Proxy Statement as Exhibits A and B, respectively.

A. STOCK SUBJECT TO THE EQUITY PARTNERSHIP PLANS

     As noted above, out of the 30,000,000 shares originally available under the Equity Partnership Plans, 8,364,180 shares remain available for allocation. The Amendments increase the number of shares that may be allocated under the Equity Partnership Plans (including the 30,000,000 shares already authorized) to 40,000,000 shares.

B. WAIVER OF CERTAIN RESTRICTIONS

     The Amendments permit the Committee to waive certain restrictions on transferability applicable to certain shares distributed under the Key Employee Plan in December 1992. The Amendments provide that the Committee may impose such conditions on any such waiver, including requiring a forfeiture of any portion of such shares, as the Committee may determine in its sole discretion.

C. MODIFICATION OF MINIMUM COMPENSATION REQUIREMENTS

     The minimum compensation thresholds in the Equity Partnership Plans currently are based on 150% (for the Key Employee Plan) and 37% (for the Professional Employee Plan) of the compensation limit contained in Section 401(a)(17) of the Internal Revenue Code as of the prior calendar year. This limit is reduced in

1994 from the 1993 level of $235,840 to $150,000, which will be adjusted in the future (in minimum increments of $10,000) for changes in the cost of living. The Amendments adjust the minimum compensation thresholds to 240% of the prior year's Section 401(a)(17) limit for the Key Employee Plan and 60% of the prior year's Section 401(a)(17) limit for the Professional Employee Plan. Therefore, the minimum compensation for participation in the Key Employee Plan will be $353,760 in 1994 and $360,000 in 1995, and the minimum compensation for participation in the Professional Employee Plan will be $87,260 in 1994 and $90,000 in 1995.

D. TREATMENT OF EXTENDED LEAVES OF ABSENCE

     The Equity Partnership Plans permit participants to make "Permissive Retirement Elections," as a result of which they generally receive their awards under the Equity Partnership Plans on their "Permissive Retirement" that occurs prior to the date they otherwise would have received a distribution. The Amendments provide that the Committee may treat an extended leave of absence as a "Permissive Retirement," even where a participant provides limited services to the Company or an affiliate.

E. PROTECTION OF DEDUCTION

     (i) The Amendments permit the Committee to defer a distribution under the Equity Partnership Plans to any "covered employee" (within the meaning of Section 162(m) of the Internal Revenue Code) if the Company or an affiliate might not be permitted to receive a deduction in respect of such payment as a result the deduction limit under Section 162(m). The amount so deferred will be converted to cash based on the value of Company Common Stock on the date the distribution otherwise would have been made and will be credited with interest at LIBOR from the date the distribution otherwise would have been made until the last day of the month immediately preceding the month in which such amount is paid to the participant. Rather than crediting such amount with interest based on LIBOR, the Committee, in its discretion may elect to adjust such amount as if it were invested in any investment vehicle or vehicles selected by the Committee. Any amount so deferred will be paid to a participant if and to the extent the Committee determines that the Company's or affiliate's deduction in respect of such amount is not limited by Section 162(m) and, in any case, within 30 days after the earlier of (i) the date the participant no longer is a "covered employee" and (ii) the occurrence of a change in control of the Company.

     (ii) In addition, the Amendments permit the Committee to grant an award under the Key Employee Plan to any individual whose year-end bonus constitutes performance-based compensation, and is thus exempt from the operation of Section 162(m) by reason of Section 162(m)(4)(C) of the Code, based solely on the amount of such year-end bonus (instead of the participant's total compensation). As a result, it would appear that awards granted under the Key Employee Plan to such individuals should themselves constitute performance-based compensation and thus should be exempt from the operation of Section 162(m).

F. ADDITION OF VOLUNTARY AWARDS

     Currently, the Equity Partnership Plans permit only mandatory awards determined by the Committee pursuant to the appropriate award schedule. The Amendments permit participants in the Key Employee Plan (but not the Professional Employee Plan) whom the Committee determines may be "covered employees" within the meaning of Section 162(m) of the Code (other than participants described in E(ii)) also to receive certain voluntary awards. Selected participants will receive voluntary awards by making a compensation reduction election in the calendar year immediately preceding the calendar year for which the voluntary award is to be made (or, for 1994, within 30 days after the Amendments are approved by the Company's stockholders). Voluntary awards will be treated in all respects as if they were mandatory awards. The amount by which a selected participant's compensation may be reduced and converted to a voluntary award cannot exceed the lesser of (a) the excess of the participant's compensation, after reduction for the mandatory award over $1 million and (b) the participant's year-end bonus, after reduction for the mandatory award.

G. MODIFICATION OF VOTING AND TENDER OF CERTAIN SHARES

     The Equity Partnership Plans currently provide that, where participants are not permitted to make voting or tender decisions under the Equity Partnership Plans for tax reasons, the Trustee is to make voting or tender decisions, as the case may be, in its discretion. The Amendments take away such discretion from the Trustee and require that the Trustee make such voting or tender decisions in proportion to the voting or tender decisions, as the case may be, it receives from other participants.

H. MANDATORY SHARE WITHHOLDING

     The Amendments make clear that the Company can require withholding obligations applicable to distributions under the Equity Partnership Plans to be met by withholding shares that otherwise would have been distributed.

I. ABILITY TO MODIFY TRUST PROVISIONS

     The Amendments provide the Committee with flexibility to modify certain provisions of the Trusts dealing with creditors' rights and the rights to substitute Trust assets, if and to the extent deemed appropriate by the Committee based on advice of counsel.

J. AMENDMENTS TO THE NON-UNITED STATES MODIFICATIONS

          1. Modification of Permissive Retirement Definition

          The non-United States modifications generally will permit distributions to a participant who makes a permissive retirement election upon the participant's "retirement" pursuant to the custom generally applicable to the employees of each non-U.S. subsidiary and affiliate. As a result of this change, "permissive retirement" under certain of the non-United States modifications may occur earlier than under the Equity Partnership Plans as they currently exist.

          2. U.S. Dollar to Pound Sterling Conversion

          The non-United States modifications currently provide that dollar to local currency conversions will be made based on conversion rates published in Federal Reserve Statistical Release G.5. With respect to U.S. dollar to pound Sterling conversions, the Amendments change this conversion rate to the "achieved hedge rate" resulting from Salomon Brothers International Limited's foreign exchange management during the applicable year.

STOCKHOLDER APPROVAL REQUIRED

     The Amendments were adopted subject to approval by the affirmative vote of a majority of the voting power of the Company's outstanding voting securities represented at the meeting in person or by proxy. If the Amendments are not so approved, then they will be of no force or effect, and the Equity Partnership Plans as in effect prior to the Amendments would continue in force.

     THE BOARD OF DIRECTORS BELIEVES THAT THE EQUITY PARTNERSHIP PLANS ARE AN EFFECTIVE WAY OF ALIGNING PARTICIPANTS' INTERESTS WITH THOSE OF STOCKHOLDERS. THE AMENDMENTS WILL PERMIT THE CONTINUATION OF AWARDS BY INCREASING THE NUMBER OF SHARES AVAILABLE UNDER THE EQUITY PARTNERSHIP PLANS TO 40,000,000 AND WILL MAKE OTHER CHANGES THAT THE BOARD OF DIRECTORS BELIEVES WILL HELP THE EQUITY PARTNERSHIP PLANS BETTER FULFILL THEIR PURPOSES. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS.

                3. ADOPTION OF SALOMON INC STOCK INCENTIVE PLAN

     On March 2, 1994, the Board of Directors adopted the Salomon Inc Stock Incentive Plan (the "SIP"), subject to the approval of the Company's stockholders. The SIP is designed to promote the interests of the Company and its stockholders by (i) aligning the interests of the Company's key employees with those of the

Company's stockholders by increasing their proprietary interests in the Company,
(ii) giving the Company the ability to attract and retain qualified key employees by providing them with appropriate performance-based incentives and
(iii) permitting the Company to pay its key employees certain "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code. The Board has no present plans to use the SIP as part of the mix of compensation provided by the Company, and it may well be that the Board will never believe that use of the SIP is appropriate. Nevertheless, the Board can envision circumstances and situations that may arise in which the SIP would give the Company the ability to pay levels and types of incentive compensation in an efficient manner.

     The maximum number of shares of Company Common Stock with respect to which stock-settled "Incentive Awards" (as hereinafter defined) may be granted under the SIP is 3,500,000 shares. The maximum number of shares of Company Common Stock with respect to which cash-settled Incentive Awards may be granted under the SIP is 1,500,000 shares. The maximum number of shares of Company Common Stock with respect to which any individual may be granted Incentive Awards during the term of the SIP is 1,500,000 shares.

     To date, no Incentive Awards have been granted under the SIP. While it is not known whether any Incentive Awards will be granted under the SIP in 1994, the Board has no present plans to do so.

     The following is a summary of the material features of the SIP. The following summary is qualified in its entirety by reference to the complete text of the SIP, which is attached to this Proxy Statement as Exhibit C.

DESCRIPTION OF STOCK INCENTIVE PLAN

A. GENERAL

     Shares issued under the SIP may be authorized but unissued shares of Company Common Stock or treasury shares of Company Common Stock, at the discretion of a committee designated to administer the SIP (the "Committee"). The SIP provides that the Committee shall be the Compensation and Employee Benefits Committee or such other committee of the Board of Directors as the Board of Directors shall appoint to administer the SIP; provided, however, the Committee shall consist of not fewer than two directors, each of whom are "disinterested persons" under Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code.

     The SIP provides for the grant of (i) non-qualified stock options ("NQOs"),
(ii) incentive stock options ("ISOs"), (iii) limited stock appreciation rights ("LSARs"), (iv) tandem stock appreciation rights ("Tandem SARs"), (v) stand-alone stock appreciation rights ("Stand-Alone SARs"), (vi) shares of restricted stock, (vii) shares of phantom stock, (viii) stock bonuses; and (ix) cash bonuses (collectively, "Incentive Awards"). Key employees, including officers, whether or not they are directors, of the Company and its affiliates will be eligible to receive grants of Incentive Awards.

     The Committee will determine which key employees receive grants of Incentive Awards, the type of Incentive Awards granted and the number of shares subject to each Incentive Award. No Incentive Award may be granted under the SIP after March 1, 2004. Subject to the terms of the SIP, the Committee will also determine the prices, expiration dates and other material features of the Incentive Awards granted under the SIP.

     The Committee may, in its absolute discretion, without amendment to the SIP, (i) accelerate the date on which any option or stock appreciation right granted under the SIP becomes exercisable or otherwise adjust any of the terms of such option or stock appreciation right, (ii) accelerate the date on which any Incentive Award vests, (iii) waive any condition imposed under the SIP with respect to any Incentive Award or (iv) otherwise adjust any of the terms of such Incentive Award.

     The Committee will administer the SIP and have the authority to interpret and construe any provision of the SIP and to adopt such rules and regulations for administering the SIP as it deems necessary. All decisions and determinations of the Committee are final and binding on all parties. The Company will indemnify each member of the Committee against any loss, cost, expense or liability arising out of any action, omission or determination relating to the SIP, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interests of the Company.

     The Board of Directors may at any time amend the SIP in any respect; provided, that if and to the extent required by Rule 16b-3 promulgated under
Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the SIP to qualify, if and to the extent required under Section 422 of the Code (if and to the extent that the Board of Directors deems it appropriate to comply with
Section 422) and if and to the extent required to treat some or all of the Incentive Awards as "performance-based compensation" within the meaning of
Section 162(m) of the Code (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), in general no amendment may (i) increase the number of shares of Company Common Stock that may be issued under the SIP, (ii) materially increase the benefits accruing to individuals holding Incentive Awards or (iii) materially modify the requirements as to eligibility for participation in the SIP, unless it is approved by the Company's stockholders.

B. SUMMARY OF AWARDS AVAILABLE UNDER THE SIP

     A summary of the most significant features of the Incentive Awards follows.

1. NON-QUALIFIED STOCK OPTIONS

     The exercise price of each NQO granted under the SIP shall be such price as the Committee shall determine on the date on which such NQO is granted, which price shall not be less than that required by law. Each NQO shall be exercisable for a term, not to exceed ten years, established by the Committee on the date on which such NQO is granted. The exercise price shall be paid in cash or, subject to the approval of the Committee, in shares of Company Common Stock valued at their fair market value on the date of exercise.

     With an exception in the event of the termination of the employment of an employee for cause, unless otherwise determined by the Committee and included in the agreement pursuant to which an NQO is granted, NQOs are exercisable while the employee is employed by the Company and until the expiration of the term of such NQOs, generally to the extent that such NQOs were exercisable on the last day of employment. In the event of the termination of the employment of an employee for cause, all NQOs held by such employee terminate immediately. NQOs are not transferable other than by will or by the laws of descent and distribution.

     Upon the occurrence of a change in control of the Company (a "Change in Control"), all NQOs become immediately exercisable. A Change in Control is defined in the SIP as the occurrence of either of the following:

          "(i) The acquisition by any person (including a group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than Salomon Inc or any of its subsidiaries or Berkshire Hathaway, Inc. or any of its subsidiaries or affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), without the prior written approval of the Board of Directors, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Salomon Stock or the combined voting power of Salomon Inc's then outstanding voting securities in a transaction or series of transactions not approved by a vote of at least a majority of the Continuing Directors (as hereinafter defined); or

          "(ii) A change in the composition of the Board of Directors of Salomon Inc such that individuals who, as of January 1, 1988, constitute the Board of Directors of Salomon Inc (generally the "Directors" and as of January 1, 1988 the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to January 1, 1988 whose nomination for election was approved by a vote of at least a majority of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of Salomon Inc, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a Continuing Director."

2. INCENTIVE STOCK OPTIONS

     The exercise price of each ISO granted under the SIP shall be the fair market value of a share of Company Common Stock on the date on which such ISO is granted. An ISO shall be exercisable for a term, not to exceed ten years, established by the Committee on the date on which such ISO is granted. The exercise price shall be paid in cash or, subject to the approval of the Committee, in shares of Company Common Stock valued at their fair market value on the date of exercise.

     The aggregate fair market value of shares of Company Common Stock with respect to which ISOs granted are exercisable for the first time by an optionee during any calendar year under the SIP or any other plan of the Company or its subsidiaries may not exceed $100,000. Such fair market value shall be determined as of the date on which each ISO is granted.

     With an exception in the event of the termination of the employment of an employee for cause, unless otherwise determined by the Committee and included in the agreement pursuant to which an ISO is granted, ISOs are exercisable while the employee is employed by the Company and until the expiration of the term of such ISOs, generally to the extent that such ISO's were exercisable on the last day of employment. In the event of the termination of the employment of an employee for cause, all ISOs held by such employee terminate immediately. ISOs are not transferable other than by will or by the laws of descent and distribution.

     Upon the occurrence of a Change in Control of the Company, all ISOs become immediately exercisable.

3. LIMITED STOCK APPRECIATION RIGHTS

     Each NQO and ISO granted under the SIP may include an LSAR with respect to a number of shares equal to the number of shares subject to the related option. The exercise of an LSAR with respect to a number of shares causes the cancellation of the option with which it is included with respect to an equal number of shares. The exercise of an option with respect to a number of shares causes the cancellation of the LSAR included with it with respect to an equal number of shares.

     In general, LSARs are exercisable only during the sixty-day period immediately following a Change in Control and only to the extent that their related options are exercisable. The exercise of an LSAR included with an NQO with respect to a number of shares entitles the employee to an amount in cash, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Company Common Stock paid in connection with the Change in Control in connection with which the LSAR became exercisable and (B) the highest fair market value of a share of Company Common Stock on the date of such Change in Control over (ii) the exercise price of the related NQO. The exercise of an LSAR included with an ISO with respect to a number of shares entitles the employee to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of Company Common Stock on the date of exercise over (ii) the exercise price of the related ISO. LSARs are not transferable other than by will or by the laws of descent and distribution or other than together with their related options.

4. TANDEM STOCK APPRECIATION RIGHTS

     The Committee may grant, in connection with any NQO or ISO, a Tandem SAR with respect to a number of shares of Company Common Stock less than or equal to the number of shares subject to the related option. The exercise of a Tandem SAR with respect to a number of shares causes the cancellation of its related option with respect to an equal number of shares. The exercise of an option with respect to a number of shares causes the cancellation of its related Tandem SAR to the extent that the number of shares subject to the option after its exercise is less than the number of shares subject to the Tandem SAR.

     A Tandem SAR is exercisable at the same time and to the same extent as its related option. The exercise of a Tandem SAR with respect to a number of shares entitles the employee to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of Company Common Stock on the date of exercise over (ii) the exercise price of the related option. Tandem SARs are not transferable other than by will or by the laws of descent and distribution and other than together with their related options.

5. STAND-ALONE STOCK APPRECIATION RIGHTS

     The Committee may grant Stand-Alone SARs, which are stock appreciation rights that are not related to any option, pursuant to the SIP. The exercise price of each Stand-Alone SAR granted under the SIP shall be such price as the Committee shall determine on the date on which such Stand-Alone SAR is granted. A Stand-Alone SAR shall be exercisable for a term, not to exceed ten years, established by the Committee on the date on which such Stand-Alone SAR is granted. The exercise of a Stand-Alone SAR with respect to a number of shares entitles the employee to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of Company Common Stock on the date of exercise over (ii) the exercise price of the Stand-Alone SAR.

     With an exception in the event of the termination of the employment of an employee for cause, unless otherwise determined by the Committee and included in the agreement pursuant to which a Stand-Alone SAR is granted, Stand-Alone SARs are exercisable while the employee is employed by the Company or until the expiration of the term of such Stand-Alone SARs, generally to the extent that such Stand-Alone SARs were exercisable on the last day of employment. In the event of the termination of the employment of an employee for cause, all Stand-Alone SARs held by such employee terminate immediately. Stand-Alone SARs are not transferable other than by will or by the laws of descent and distribution.

     Upon the occurrence of a Change in Control, Stand-Alone SARs become immediately exercisable.

6. RESTRICTED STOCK

     A grant of shares of restricted stock represents the promise of the Company to issue shares of Company Common Stock on a predetermined date (the "issue date") to an employee, provided the employee is continuously employed by the Company until the issue date. Prior to the vesting of the shares, the shares are not transferable by the participant and are forfeitable. Vesting of the shares occurs on a second predetermined date (the "vesting date") if the employee has been continuously employed by the Company until that date. The Committee may, at the time shares of restricted stock are granted, impose additional conditions, such as, for example, the achievement of specified performance goals, to the vesting of the shares. Vesting of some portion, or all, of the shares of restricted stock may occur upon the termination of the employment of an employee other than for cause prior to the vesting date. If vesting does not occur, shares of restricted stock are forfeited.

     Upon the occurrence of a Change in Control, all shares of restricted stock that have not vested, or have been forfeited, automatically vest.

7. PHANTOM STOCK

     A grant of shares of phantom stock represents the right to the economic equivalent of a grant of restricted stock, which is payable in cash. Shares of phantom stock are subject to the same vesting requirements as are shares of restricted stock. In addition, the value of a share of phantom stock (whether or not vested) is paid immediately upon the occurrence of a Change in Control.

8. STOCK BONUSES

     Bonuses payable in Company Common Stock may be granted by the Committee and may be payable at such times and subject to such conditions as the Committee determines.

9. CASH BONUSES

     In connection with a grant of shares of restricted stock or in connection with the grant of a stock bonus, the Committee may grant a cash "tax bonus," payable when an employee is required to recognize income for federal income tax purposes with respect to such shares. The tax bonus may not be greater than the value of the shares of restricted stock or stock bonus at the time the income is required to be recognized.

C. SHARE COUNTING

     Grants of options, shares of restricted stock and shares of Company Common Stock granted as stock bonuses count against the limit on the maximum number of shares of Company Common Stock with respect to which stock-settled Incentive Awards may be granted under the SIP. Grants of Stand-Alone SARs, shares of phantom stock and grants of cash "tax bonuses" count against the limit on the maximum number of shares with respect to which cash-settled Incentive Awards may be granted under the SIP. Grants of Tandem SARs and LSARs do not count against either the stock-settled or cash-settled limits. In general, if an Incentive Award is cancelled or forfeited, the shares subject to that Incentive Award may be made subject to new Incentive Awards.

     The grant of an LSAR or Tandem SAR does not count against the individual limit on the number of Incentive Awards that may be granted under the SIP. Once granted to a participant in the SIP, Incentive Awards will not again be available for grant to that participant under the SIP.

D. CERTAIN CORPORATE CHANGES

     The SIP provides for an adjustment in the number of shares of Company Common Stock available to be issued under the SIP, the number of shares subject to Incentive Awards, and the exercise prices of certain Incentive Awards upon a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events. The SIP also provides for the termination of Incentive Awards upon the occurrence of certain corporate events.

E. INCOME TAX WITHHOLDING

     The SIP provides that participants may be required to meet certain income tax withholding requirements by remitting to the Company cash or through the withholding of shares otherwise payable to the participant. In addition, the participant may meet such withholding requirements, subject to certain conditions, by remitting shares of previously acquired Company Common Stock.

F. FEDERAL INCOME TAX CONSEQUENCES

1. NON-QUALIFIED OPTIONS

     A participant will not be deemed to receive any income at the time an NQO is granted, nor will the Company be entitled to a deduction at that time. However, when any part of an NQO is exercised, the participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the excess of (A) the fair market value of the shares received on the exercise of the NQO over (B) the exercise price of the NQO. The taxability of a participant who is subject to the reporting and short swing profit recovery provisions of
Section 16 of the Exchange Act (a "Section 16 Person") may be modified slightly. A Section 16 Person also will not be deemed to receive any income at the time an NQO is granted, nor will the Company be entitled to a deduction at that time. However, upon the exercise of the NQO, the Section 16 Person will be deemed to have received compensation taxable as ordinary income in an amount equal to the excess of (A) the fair market value of the shares received on the exercise of the NQO on the later to occur of (i) the date of exercise or (ii) unless the
Section 16 Person files an appropriate election under Section 83(b) of the Code within 30 days of the date the participant exercises the NQO, six months after the date on which the NQO was awarded to the Section 16 Person over (B) the exercise price of the NQO. The Section 16 Person's basis in the Company Common Stock acquired pursuant to the exercise of the NQO is the sum of the exercise price of the option and the amount of such income required to be recognized.

     Upon any subsequent sale of the shares acquired upon the exercise of an NQO, any gain (the excess of the amount received over the fair market value of the shares on the date ordinary income was recognized) or loss (the excess of the fair market value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date of recognition and otherwise will be a short-term capital gain or loss. A Section 16 Person's holding period for purposes of determining whether any such gain or loss is short-or long-term is measured from the later to occur of (i) the date the NQO is exercised or (ii) unless the Section 16 Person files an appropriate election under Section 83(b) of the Code within 30 days of the date the participant exercises the NQO, six months after the NQO was granted. The Company will be entitled to a tax deduction in an amount equal to the amount of compensation taxable as ordinary income recognized by the participant.

     If all or any part of the exercise price of an NQO is paid by the participant with previously owned shares of Company Common Stock (including, based upon proposed regulations under the Code, shares previously acquired on exercise of an ISO), no gain or loss will be recognized on the shares surrendered in payment. The number of shares received on such exercise of the NQO equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the NQO for an exercise price equal to the consideration, if any, paid by the participant in cash. The participant's compensation, which is taxable as ordinary income upon such exercise, and the Company's deduction, will not be affected by whether the exercise price is paid in cash or in shares of Company Common Stock.

2. INCENTIVE STOCK OPTIONS

     In general, a participant will not be deemed to receive any income at the time an ISO is granted or exercised if a participant does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO. In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss. However, for purposes of computing the "alternative minimum tax" applicable to a participant, the participant will include in the participant's alternative minimum taxable income the amount that would have been includable in income if the ISO were an NQO. Such amount may be subject to an alternative minimum tax at a marginal rate of up to 28%. Similarly, for purposes of making alternative minimum tax calculations, the participant's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQO.

     If, subsequent to an employee's termination of employment as a result of disability, the employee exercises an ISO more than one year after such termination of employment, the ISO will be treated as if it were an NQO. If, subsequent to an employee's termination of employment other than for disability, the employee exercises an ISO more than three months after the employee's termination of employment, the ISO will be treated as if it were an NQO. If the participant sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the participant will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the participant, taxable as ordinary income, and the balance (if any) will be long-or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. If the participant sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the participant has held the shares for one year or less and otherwise will be a long-term capital loss.

     If a participant uses shares previously acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, proposed regulations under the Code appear to provide that tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

     The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. If the participant has compensation taxable as ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction of an equivalent amount in the taxable year of the Company in which the disposition occurs.

3. LSARS, TANDEM SARS AND STAND-ALONE SARS

     A participant will not be deemed to receive any income at the time an LSAR, Tandem SAR or Stand-Alone SAR is granted, nor will the Company be entitled to a deduction at that time. However, when any part of the LSAR, Tandem SAR or Stand-Alone SAR is exercised, the participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the amount of cash received. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

4. RESTRICTED STOCK

     A participant will not be deemed to receive any income at the time shares of restricted stock are granted or issued, nor will the Company be entitled to a deduction at that time. However, when shares of restricted stock vest, the participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they vest. However, a Section 16 Person will not be required to be recognize income in connection with the grant of restricted stock until the later of (a) the date the restricted stock vests and (b) the expiration of six months after the date of grant. If, however, a participant files an appropriate election under Section 83(b) of the Code with the IRS within thirty days of the issuance of the restricted stock, the participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they are issued. The participant will not be entitled to a deduction if the restricted stock is subsequently forfeited. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

     Upon any sale of vested shares of restricted stock, any gain (the excess of the amount received over the fair market value of the shares on the date ordinary income was recognized) or loss (the excess of the fair market value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date of recognition and otherwise will be a short-term capital gain or loss.

5. PHANTOM STOCK

     A participant will not be deemed to receive any income at the time shares of phantom stock are granted, nor will the Company be entitled to a deduction at that time. However, when shares of phantom stock vest, the participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

6. STOCK BONUSES

     In general, upon the receipt of a stock bonus, a participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the fair market value of the stock at the time it is received. However, a
Section 16 Person will not be required to recognize income in connection with the grant of a stock bonus until the expiration of six months after the date of grant. If, however, the Section 16 Person files an appropriate election under
Section 83(b) of the Code with the IRS within thirty days of the issuance of the Company Common Stock, the participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the fair market value of the shares of the Company Common Stock on the date on which they are issued. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

     Upon any sale of shares of Company Common Stock received as a stock bonus, any gain (the excess of the amount received over the fair market value of the shares on the date ordinary income was recognized) or loss (the excess of the fair market value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date of recognition and otherwise will be a short-term capital gain or loss.

7. CASH BONUSES

     Upon the receipt of a cash bonus, a participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

8. SECTION 162(M) OF THE CODE

     The Revenue Reconciliation Act of 1993 amended the Code to include new
Section 162(m) (the "Million Dollar Limit"). The Million Dollar Limit essentially provides that, for tax years beginning on or after January 1, 1994, subject to certain exceptions, remuneration in excess of $1 million that is paid to certain "covered employees" of a publicly held corporation (generally, the corporation's Chief Executive Officer and its four most highly compensated executive officers other than the Chief Executive Officer) will not be deductible by the corporation. If the SIP, is approved by the Company's stockholders, based on proposed treasury regulations, grants of NQOs, ISOs, Tandem SARs, LSARs and Stand-Alone SARs generally would appear to qualify for an exemption from the Million Dollar Limit for "performance-based compensation." However, without meeting certain other requirements, it would not appear that other Incentive Awards will be exempt from the Million Dollar Limit. Thus, if and to the extent such Incentive Awards constitute taxable income to a "covered employee" in a year such covered employee's income subject to the Million Dollar Limit exceeds $1 million, the Company would not be entitled to a deduction for such excess. The SIP permits the Committee, prior to a Change in Control, to defer payments to "covered employees" that otherwise might count against the Million Dollar Limit until a year in which such individuals no longer are covered employees. As a result, based on proposed treasury regulations, it would appear that the Company's deduction for such amounts would be preserved.

STOCKHOLDER APPROVAL REQUIRED

     Approval of the SIP requires the affirmative vote of a majority of the voting power of the Company's outstanding voting securities represented at the meeting in person or by proxy.

     THE BOARD OF DIRECTORS BELIEVES THAT THE SIP SATISFIES THE OBJECTIVES OF ATTRACTING AND RETAINING PERSONS OF ABILITY AS KEY EMPLOYEES AND MOTIVATING THEM TO EXERT THEIR BEST EFFORTS ON BEHALF OF THE COMPANY IN A MANNER THAT PRESERVES THE COMPANY'S COMPENSATION DEDUCTION. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE SIP.

            4. APPROVAL OF EXECUTIVE OFFICER PERFORMANCE BONUS PLAN

     In 1993 and previous years, the Compensation and Employee Benefits Committee of the Board of Directors (the "Compensation Committee") has determined the compensation of senior executive officers in relation to a review of their performance. The "Million Dollar Limit" imposed by Section 162(m) of the Code has caused the Compensation Committee to review its procedures with the objective that compensation continues to be based on performance and be deductible by the Company. As a result of this review, the Compensation Committee presently expects to seek to preserve the Company's deduction for compensation paid to the Company's Chairman and Chief Executive Officer (Robert
E. Denham) and its other most highly compensated officers, other than Deryck C. Maughan, by determining total compensation for such persons in the way it does now, based on performance evaluation, and providing any compensation in excess of $1 million to any such person in a form that will not be subject to the Million Dollar Limit by deferring such compensation or, perhaps, awarding a stock option under the SIP. The Compensation Committee has determined not to apply a formula at this time to determine the compensation of these individuals (other than Deryck C. Maughan) because it believes its objectives for the performance of these individuals are such that discretionary, non-formulaic evaluation is preferable.

     With respect to Deryck C. Maughan, the Chairman and Chief Executive Officer of Salomon Brothers Inc and an Executive Vice President of the Company, the Compensation Committee has determined that linking compensation by formula to the performance of the Salomon Brothers securities segment (the "Securities Segment") will provide the most effective response to the issues raised by the Million Dollar Limit. Therefore, effective as of January 1, 1994, the Compensation Committee adopted, subject to approval by the Company's stockholders, the Executive Officer Performance Bonus Plan (the "Performance Bonus Plan") to provide Mr. Maughan an appropriate performance incentive (a "Performance Bonus") in a form intended to constitute "performance-based compensation" pursuant to Section 162(m)(4)(C) of the Code. As a result, it is expected that the Performance Bonus Plan will provide Mr. Maughan with an appropriate level of compensation, none of which will be subject to the compensation deduction limitation contained in Section 162(m) of the Code. Mr. Maughan will be the only participant in the Performance Bonus Plan.

     The following table shows the Performance Bonus that would have been granted to Mr. Maughan under the Performance Bonus Plan based on Securities Segment return on equity and the return on equity of the "Target Companies" (as hereinafter defined) assuming a "Bonus Period" (as hereinafter defined) of October 1, 1992 through September 30, 1993 and based on the performance targets the Compensation Committee anticipates applying to the Performance Bonus Plan for 12-month Bonus Periods. The actual amount of the Performance Bonus that will be payable in 1994 is not yet determinable.

                               NEW PLAN BENEFITS

                       NAME AND POSITION                      DOLLAR VALUES($)   NUMBER OF UNITS
    --------------------------------------------------------  ----------------   ---------------
    DERYCK C. MAUGHAN.......................................     $5,200,000(1)          NA
      Executive Vice President and Chairman and
         Chief Executive Officer of Salomon Brothers Inc
    All Executive Officers as a Group.......................     $5,200,000             NA

- ---------------

(1) If the 1994 transitional targets had been applied to the period from January 1, 1993 through September 30, 1993, Mr. Maughan's award would have been $7,700,000.

     The following is a summary of the material features of the Performance Bonus Plan. The following summary is qualified in its entirety by reference to the complete text of the Performance Bonus Plan, which is attached to this proxy statement as Exhibit D.

                     DESCRIPTION OF PERFORMANCE BONUS PLAN

A. GENERAL

     The basic premise of the Performance Bonus Plan is that Mr. Maughan's compensation should be determined by two factors: the return on equity of the Securities Segment, which he manages ("Salomon Brothers' ROE"), and the relationship that Salomon Brothers' ROE has to that of key competitors. Thus, Mr. Maughan is being measured on profits in relation to equity employed (and incentivized to use equity efficiently). He is also being measured based on the relative performance of Salomon Brothers' ROE measured over the Bonus Period ending within the calendar year for which a Performance Bonus is granted and the average return on equity of certain key competitors (the "Target Companies") measured over the 12-month period ending on the last day of the fiscal quarter of each such company ending on or prior to the last day of the Bonus Period, as determined by the Compensation Committee ("Comparative ROE"). Thus, for example, if a rising tide of industry profits raises all boats except Salomon Brothers', he is penalized; if Salomon Brothers' performance outpaces a rising tide, he will be rewarded. The formula is designed so that, for maximum performance (the "Maximum Performance Target") (i.e., for 1995 and thereafter, Salomon Brothers' ROE of 30% or greater that is 10% or more above Comparative ROE), Mr. Maughan would receive a Performance Bonus that would equal $24 million (the "Maximum Performance Bonus"). In such a case, Mr. Maughan's total salary and bonus compensation would equal $25 million. The formula provides that, for performance at or below a minimum level (the "Base Performance Target") (i.e., Salomon Brothers' ROE of 5% that is equal to Comparative ROE) Mr. Maughan would receive no Performance Bonus. Mr. Maughan's salary and non-performance based bonus will at all times equal $1 million. For a result similar to last year (the 1993 compensation year), based on the performance targets and bonus levels the Compensation Committee anticipates using in 1995 and thereafter, Mr. Maughan's total compensation, including his Performance Bonus, as shown in the table above, would be similar to what he earned last year. Under the Performance Bonus Plan, the "Bonus Period" for a calendar year generally is the 12-month period beginning October 1 of the preceding calendar year and ending September 30 of the calendar year for which the Performance Bonus is paid. In order to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code and transition rules applicable thereto, for 1994 the Bonus Period will be the nine-month period beginning January 1, 1994 and ending September 30, 1994. Under the Performance Bonus Plan, the "Target Companies" initially will be Bankers Trust Company, Bear Stearns, Merrill Lynch, Morgan Guaranty and Morgan Stanley. If and to the extent permitted under Section 162(m)(4)(C) of the Code, the Compensation Committee may, prior to the commencement of a Bonus Period, substitute for the foregoing companies other companies deemed appropriate by the Compensation Committee and with respect to which appropriate financial information is available.

     The Compensation Committee, in addition to establishing the Maximum and Base Performance Targets and the Maximum Performance Bonus under the Performance Bonus Plan as described above, also has established the Performance Bonuses it anticipates will be paid for achieved levels in Salomon Brothers' ROE and in Comparative ROE between the Maximum Performance Target and the Base Performance Target. The Compensation Committee, prior to commencement of a Bonus Period, can vary the relationship that is prescribed between the Performance Bonus and its determinants: Salomon Brothers' ROE and Comparative ROE. However, the Compensation Committee cannot, without the approval of the Company's stockholders, change the Maximum or Base Performance Targets or the Maximum Performance Bonus from those described above. Notwithstanding the foregoing description, for 1994, because of the need to conform with transition rules in relation to Section 162(m), not only is a nine-month Bonus Period being utilized, but changes are made in the Base Performance Target and otherwise in the bonus formula to reflect the nine-month period.

     Mr. Maughan will receive a Performance Bonus for a calendar year only if he is employed by the Company on the last day of such calendar year. The Compensation Committee may, however, in its discretion, waive this end-of-year employment requirement and pay part or all of the Performance Bonus that otherwise would have been payable to him had he been employed on the last day of the calendar year as it may determine in its sole discretion.

B. ADMINISTRATION

     The Performance Bonus Plan will be administered by the Compensation Committee, which at all times shall be composed solely of at least two directors of Salomon Inc, each of whom are "outside directors" within the meaning of
Section 162(m) of the Code. All determinations of the Compensation Committee with respect to the Performance Bonus Plan are binding. The expenses of administering the Performance Bonus Plan are borne by the Company.

C. ELIGIBILITY

     Deryck C. Maughan will be the only individual who is eligible to participate in the Performance Bonus Plan.

D. PROTECTION OF DEDUCTION

     The Performance Bonus Plan provides that the Compensation Committee may delay the payment of any Performance Bonus if and to the extent that it determines that the Company might not be permitted to receive a deduction in respect of such Performance Bonus as a result of the deduction limit under
Section 162(m) of the Code. The amount so delayed generally will be credited with interest at LIBOR from the date the distribution otherwise would have been made until the last day of the month immediately preceding the month in which such amount is paid to the participant. Rather than crediting such amount with interest at LIBOR, the Compensation Committee, in its discretion, may elect to adjust such amount as if it were invested in any investment vehicle or vehicles selected by the Compensation Committee. Any amount so delayed will be paid to the participant if and to the extent that the Compensation Committee determines that the Company's deduction in respect of such amount is not limited by Section 162(m) and, in any case, within 30 days after the participant no longer is a "covered employee" within the meaning of Section 162(m) of the Code.

E. POWER TO AMEND

     The Board of Directors may at any time terminate or suspend the Performance Bonus Plan or revise it in any respect; provided that no amendment shall be made which would cause payments pursuant to the Performance Bonus Plan to fail to qualify for the exemption from the limitations of Section 162(m) of the Code provided in Section 162(m)(4)(C) of the Code.

F. TERM OF THE PERFORMANCE BONUS PLAN

     No Performance Bonus shall be payable with respect to a Bonus Period that begins after October 1, 1998.

STOCKHOLDER APPROVAL REQUIRED

     The Performance Bonus Plan requires the affirmative vote of a majority of the voting power of the Company's outstanding voting securities represented at the meeting in person or by proxy and that cast votes on such matter. If the Performance Bonus Plan is not so approved, then it will be of no force or effect. In such a case, Mr. Maughan's year-end bonus will be determined by the Compensation Committee based on such factors as it shall determine in its sole discretion.

     THE BOARD OF DIRECTORS BELIEVES THAT THE PERFORMANCE BONUS PLAN IS AN EFFECTIVE WAY OF PROVIDING MR. MAUGHAN WITH AN APPROPRIATE LEVEL OF COMPENSATION THAT IS DIRECTLY RELATED TO THE PERFORMANCE OF THE SALOMON BROTHERS SECURITIES SEGMENT AND THAT WILL PRESERVE THE COMPANY'S DEDUCTION FOR SUCH COMPENSATION. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PERFORMANCE BONUS PLAN.

                5. APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, based on the recommendation of the Audit Committee, has voted to continue to retain Arthur Andersen & Co. to serve as independent public accountants for the year 1994. The Board of

Directors considers Arthur Andersen & Co. to be eminently qualified, and is submitting its selection of such firm to the stockholders for ratification. If the selection is not ratified, the Board of Directors will reconsider its selection. Arthur Andersen & Co. expects to have a representative at the meeting who will be available to answer appropriate questions and to make a statement if such representative wishes to do so. (For further information regarding the Audit Committee, see "Election of Directors--Board of Directors' Role, Meetings, Committees and Fees" above at Page 4.)

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Arthur Andersen & Co. to audit the books and accounts of the Company for the year 1994.

                           6. STOCKHOLDER'S PROPOSAL

     Evelyn Y. Davis, a stockholder owning 100 shares of Common Stock, has given notice that she intends to present the following resolution for action at the Annual Meeting:

          "RESOLVED: That the shareholders recommend that the Board take the necessary step that Salomon specifically identify by name and corporate title in all future proxy statements those executive officers, not otherwise so identified, who are contractually entitled to receive in excess of $100,000 annually as a base salary, together with whatever other additional compensation bonuses and other cash payments were due them."

     The stockholder-proponent offers the following supporting statement:

          "In support of such proposed Resolution it is clear that the shareholders have a right to comprehensively evaluate the management in the manner in which the Corporation is being operated and its resources utilized. At present only a few of the most senior executive officers are so identified, and not the many other senior executive officers who should contribute to the ultimate success of the Corporation. Through such additional identification the shareholders will then be provided an opportunity to better evaluate the soundness and efficacy of the overall management."

          "Last year the owners of 4,685,697 shares, representing approximately 5% of shares voting, voted FOR this proposal."

              THE BOARD OF DIRECTORS' RECOMMENDATION AND STATEMENT

     The Board of Directors recommends a vote AGAINST the adoption of the foregoing resolution. Unless the shareholder otherwise specifies in the accompanying Proxy, it will be voted AGAINST such resolution.

     In October 1992, the SEC issued new rules setting forth disclosure requirements with respect to executive compensation. In November 1993, these rules were amended to require additional disclosure.

     The shareholder proposal would require information which goes well beyond the newly established SEC rules. The Board of Directors thinks that the new proxy disclosure rules have made it substantially easier for shareholders to understand the policies and practices relating to the Company's executive compensation and to compare them with those of other companies in the Company's business. See Page 10 of this proxy statement for the report of the Company's Compensation and Employee Benefits Committee. The Board of Directors believes the information called for by the shareholder resolution would not add to shareholder understanding but instead would detract from the simple and clear picture which compliance with the SEC rules accomplishes.

     The Board's position was supported by 95% of the shares voting on the same shareholder proposal at the Company's 1993 Annual Meeting of Stockholders.

                                7. OTHER MATTERS

     The By-Laws of the Company provide that stockholders are required to give written notice, not less than 30 days nor more than 60 days in advance of an Annual Meeting of Stockholders, in order to bring business before the meeting or nominate a person for election to the Board of Directors.

     At the date of this Proxy Statement, the management has no knowledge of any business other than that described herein which will be presented for consideration at the meeting. In the event any other business is properly presented at the meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

     Stockholders desiring to have any proposal considered for inclusion in proxy material for the 1995 Annual Meeting of Stockholders should submit such proposal to the Company not later than November 25, 1994.

                                          By Order of the Board of Directors,

                                                     ARNOLD S. OLSHIN
                                                        Secretary

March 25, 1994

                                                                       EXHIBIT A

                                  SALOMON INC
                            EQUITY PARTNERSHIP PLAN
                               FOR KEY EMPLOYEES

1. PURPOSE OF THE PLAN

     This Equity Partnership Plan for Key Employees is designed to provide participants, as compensation in respect of past services rendered, with a continuing long-term investment in common stock of Salomon Inc, the realization of which will be deferred to a future date. By placing participants in the position of long-term shareholders of Salomon Inc, participants are expected to have the same motivations and interests as other shareholders of Salomon Inc, such as controlling costs (including compensation costs) and seeking to maximize the return on equity of Salomon Inc and its subsidiaries and affiliates and are expected to analyze the activities in which they personally are involved in terms of the overall benefit of such activities to Salomon Inc and its affiliates and subsidiaries, as well as the effect that such activities will have on the participants' individual departments or direct compensation. This plan is intended to be an unfunded "bonus program" (within the meaning of 29 CFR
Part 2510.3-2(c)) designed primarily to provide deferred bonuses to a select group of highly compensated or management employees.

2. DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

          (a) "Accounts" shall mean a Participant's Cash Account, Rollover Account and Stock Account.

          (b) "Affiliate" shall mean any corporation (other than a Company) which is a member of a "controlled group of corporations" (as that term is defined in Section 414(b) of the Code) of which a Company is a member and any trade or business (whether or not incorporated) under "common control" (as that term is defined in Section 414(c) of the Code) with a Company.

          (c) "Average Cost Per Share" shall mean a cost per share of Salomon Stock calculated as follows:

             (i) After each purchase (or deemed purchase) of shares made in connection with or in anticipation of an Award under an Equity Partnership Plan, the Average Cost Per Share shall be recalculated and shall equal (A) the Total Cost of Net Shares immediately after such purchase, divided by (B) the total number of Net Shares immediately after such purchase.

             (ii) After each allocation of shares from the Suspense Account in respect of Salomon Inc's 17.65% contribution obligation with respect to dividends (or deemed dividends) as provided in Section 8 or under another Equity Partnership Plan, the Average Cost Per Share shall be recalculated and shall equal (A) the Total Cost of Net Shares immediately after such allocation, divided by (B) the total number of Net Shares held immediately after such allocation.

             (iii) Contributions of Salomon Stock to the trusts under the Equity Partnership Plans by Salomon Inc shall be treated as purchases for the Equity Partnership Plans at the Daily Value as of the date of the contribution.

             (iv) Forfeitures under the Equity Partnership Plans (other than forfeitures with respect to Rollovers from the Partnership Pool Plan that are described in Section 7(c)(ii)) shall be treated as purchases for the Equity Partnership Plans at the Daily Value as of the date of forfeiture of the number of shares forfeited.

             (v) If, on any date that shares of Salomon Stock are purchased for the Equity Partnership Plans any Awards, Rollovers or dividends paid on Salomon Stock allocated to Participants' Accounts are awaiting investment, such purchases shall be deemed to be purchases to satisfy such Awards, Rollovers and dividends, pro rata based on the dollar amounts of such Awards, Rollovers and dividends. Any shares that are purchased in excess of the shares necessary to satisfy such uninvested

        Awards, Rollovers and dividends shall be held in the Suspense Account and shall be deemed to be purchased in anticipation of awards under the Equity Partnership Plans.

             (vi) Effective as of June 6, 1990, in the event that there are any shares of Salomon Stock remaining in the Suspense Account on January 1 of any calendar year that were purchased or deemed to have been purchased in a prior calendar year, the Average Cost Per Share of such shares shall be deemed to be the Daily Value on the last trading day immediately preceding such January 1.

          (d) "Award" shall mean, with respect to each Participant, an award granted to such Participant with respect to a calendar year by the Committee pursuant to Section 7. An Award shall be deemed to have been made with respect to the calendar year within which ends the Compensation Year by reference to which the year-end bonus related to the Award is calculated and in which a Company would, in the absence of the Plan, have accrued a compensation expense for accounting purposes for the cash value of the Award.

          (e) "Beneficiary" shall mean the person or entity determined to be a Participant's beneficiary pursuant to Section 19 hereof.

          (f) "Board of Directors" shall mean the Board of Directors of Salomon Inc.

          (g) "Cash Account" shall mean (i) a book account maintained by Salomon Inc reflecting, with respect to tendered shares of Salomon Stock credited to a Participant's Accounts, the cash amount to be distributed to a Participant upon a Realization Event and (ii) an account in the Trust reflecting the consideration received as a result of tendering shares of Salomon Stock credited to a Participant's Accounts, adjusted to reflect gains and losses resulting from the Trustee's investment of such amount.

          (h) "Cause" shall mean, when used in connection with the termination of a Participant's employment, the termination of the Participant's employment by a Company or an Affiliate on account of (i) the willful violation by the Participant of (A) any federal or state law, (B) any rule of any Company or Affiliate or (C) any rule or regulation of any regulatory body to which any Company or Affiliate is subject, including, without limitation, the New York Stock Exchange or any other exchange or contract market of which any Company or Affiliate is a member and the National Association of Securities Dealers, Inc., which violation would materially reflect on the Participant's character, competence or integrity, (ii) a breach by a Participant of the Participant's duty of loyalty to the Companies and Affiliates in contemplation of the Participant's termination of the Participant's employment, such as the Participant's pretermination of employment solicitation of customers or employees of any Company or Affiliate or (iii) the Participant's unauthorized removal from the premises of any Company or Affiliate of any document (in any medium or form) relating to any Company or Affiliate or the customers of any Company or Affiliate. Any rights a Company or an Affiliate may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or Affiliate may have under any other agreement with the employee or at law or in equity. If, subsequent to a Participant's voluntary termination of employment or involuntary termination of employment without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall, at the election of the Committee in its sole discretion, be deemed to have been terminated for Cause.

          (i) "Change in Control" shall mean:

             (i) The acquisition by any person (including a group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than Salomon Inc or any of its subsidiaries or Berkshire Hathaway, Inc. or any of its subsidiaries or affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), without the prior written approval of the Board of Directors, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Salomon Stock or the combined voting power of Salomon Inc's then outstanding voting securities in a transaction or series of transactions not approved by a vote of at least a majority of the Continuing Directors (as hereinafter defined); or

             (ii) A change in the composition of the Board of Directors of Salomon Inc such that individuals who, as of January 1, 1988, constitute the Board of Directors of Salomon Inc (generally the "Directors" and as of January 1, 1988 the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to January 1, 1988 whose nomination for election was approved by a vote of at least a majority of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of Salomon Inc, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a Continuing Director.

          (j) "Code" shall mean the Internal Revenue Code of 1986.

          (k) "Committee" shall mean such committee as the Board of Directors shall appoint from time to time to administer the Plan. The Committee shall consist of three or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act.

          (l) "Companies" shall mean Salomon Inc and its subsidiaries and affiliates that have adopted the Plan pursuant to Section 3(a) hereof, while such companies remain subsidiaries or affiliates of Salomon Inc.

          (m) "Company" shall mean Salomon Inc or any of its subsidiaries or affiliates that have adopted the Plan pursuant to Section 3(a) hereof, while any such company remains a subsidiary or affiliate of Salomon Inc.

          (n) "Compensation" shall mean, with respect to a calendar year, the sum of the dollar amounts of an employee's (i) base salary, (ii) night differential, (iii) overtime, (iv) year-end bonus and (v) Award, resulting from services rendered to the Companies, before giving effect to (A) any "compensation reduction election" under the Retirement Plan (as that term is defined in the Retirement Plan) or to any similar compensation reduction election made in connection with a plan within the meaning of Code Section 401(k), (B) any compensation reduction election made in connection with a "cafeteria plan" within the meaning of Code Section 125 and (C) any compensation reduction election made in connection with an "employee stock purchase plan" within the meaning of Code Section 423. Compensation shall not include the amount of any 17.65% contribution made pursuant to Section 8 hereof or the amount of any up-front or "sign-on" bonus paid to any individual.

          (o) "Daily Value" shall mean, with respect to a share of Salomon Stock, the average of the high and low reported sales price regular way per share of Salomon Stock on the New York Stock Exchange Composite Tape, or if Salomon Stock is not traded on such stock exchange, the principal national securities exchange on which Salomon Stock is traded, or if not so traded, the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on any relevant date, or if not so reported, as determined by the Committee in a manner consistently applied.

          (p) "Disability" shall mean any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by any Company and applicable to the Participant.

          (q) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          (r) "Equity Partnership Plans" shall mean the Plan, the Salomon Inc Equity Partnership Plan for Professional and Other Highly Compensated Employees and any other equity plan maintained by any Company and designated by the Committee as an Equity Partnership Plan.

          (s) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (t) "Investment Period" shall mean, with respect to an Award or a Rollover from a Prior Incentive Plan, the later of (i) the expiration of the 5-year period beginning on the date as of which such Award is granted or such Rollover is made or (ii) the expiration of any period determined pursuant to any Long-Term Investment Election made by a Participant. In addition to the foregoing, the Investment Period with respect to an Award or a Rollover from a Prior Incentive Plan shall end upon the Participant's Permissive Retirement that occurs prior to the date on which the Investment Period otherwise would end if the Participant so elects in writing within 45 days after the date such Award is granted or such Rollover is made or simultaneously with the filing of a Long-Term Investment Election with respect to such Award or Rollover. The Investment Period of a Rollover from another Equity Partnership Plan shall be determined as if such Rollover were an Award under the Plan as of the date on which the related award was granted under such other Equity Partnership Plan.

          (u) "Long-Term Investment Election" shall mean a Participant's irrevocable written election pursuant to Section 10 hereof.

          (v) "Minimum Eligible Compensation" shall mean $300,000 with respect to 1990, effective as of January 1, 1991, with respect to each calendar year after 1990 and before 1995, 1.5 multiplied by the compensation limitation in effect under Section 401(a)(17) of the Code for the immediately preceding calendar year and, with respect to each calendar year beginning in 1995 and thereafter, 2.4 multiplied by the compensation limitation in effect under Section 401(a)(17) for the immediately preceding calendar year.

          (w) "Net Shares" shall mean the number of shares purchased or deemed to have been purchased with respect to Awards and awards under the other Equity Partnership Plans, excluding purchases or deemed purchases with respect to dividends paid on Salomon Stock credited to Participants' Accounts, less the number of shares credited to Participants' Accounts (and not theretofore forfeited) from the Suspense Account.

          (x) "Participant" shall mean a key employee, including an officer or director, of any Company who is determined by the Committee to be eligible to participate in the Plan and who is designated a Participant pursuant to
     Section 6 hereof.

          (y) "Partnership Pool Plan" shall mean the 1988 Managing Directors' Partnership Pool.

          (z) "Permissive Retirement" shall mean a Participant's termination of employment with the Companies and Affiliates, other than by reason of death or Disability, on or after the earliest to occur of: (i) the December 31st following the date the Participant attains age 55 and completes 10 years of service determined pursuant to the Retirement Plan; (ii) the Participant's 65th birthday; (iii) the December 31st following the date the Participant completes 25 years of service determined pursuant to the Retirement Plan; or (iv) the later of the date the Participant has completed at least 10 years of service determined pursuant to the Retirement Plan and the December 31st following the date the Participant attains an age which, when added to the Participant's number of years of service determined pursuant to the Retirement Plan, equals 75. The Committee may consider an extended leave of absence to be a termination of employment even though the Participant may render limited services to the Companies or Affiliates during such leave.

          (aa) "Plan" shall mean the Salomon Inc Equity Partnership Plan for Key Employees.

          (ab) "Prior Incentive Plan" shall mean the Partnership Pool Plan or the Special Bonus Plan.

          (ac) "Realization Event" shall mean, with respect to an Award or a Rollover, the first to occur of (i) the expiration of the Investment Period with respect to such Award or Rollover, (ii) the occurrence of a Change in Control, (iii) the termination of the Plan pursuant to Section 18 hereof,
     (iv) the Participant's termination of employment with a Company or Affiliate as a result of the Participant's Disability or (v) the Participant's death.

          (ad) "Retirement Plan" shall mean the Salomon Brothers Inc Retirement Plan, as amended from time to time.

          (ae) "Revocation Event" shall mean a determination by the Board of Directors in its sole discretion that any of the following has occurred or is likely to occur:

             (i) A determination by the Department of Labor or a court of competent jurisdiction that the assets of the Trust are subject to Part 4 of Subtitle B of Title I of ERISA.

             (ii) A determination by the Department of Labor or a court of competent jurisdiction that the Plan is a "pension plan" (within the meaning of Section 3(2) of ERISA) subject to Parts 2, 3 and 4 of Subtitle B of Title I of ERISA.

             (iii) A determination by the Internal Revenue Service or a court of competent jurisdiction that any amount deposited in the Trust is taxable to any Participant or Beneficiary prior to the distribution to the Participant or Beneficiary of such amount.

             (iv) A determination by Salomon Inc's independent public accountants that the accounting expense to the Companies of maintaining the Accounts under the Plan is based on a value of the shares of Salomon Stock other than such value (A) on the date shares of Salomon Stock are acquired by the Trust or (B) on the date the shares of Salomon Stock are credited to a Participant's Accounts.

          (af) "Rollover" shall mean an amount transferred to the Plan from another Equity Partnership Plan or from a Prior Incentive Plan pursuant to
     Section 7(b).

          (ag) "Rollover Account" shall mean a book account maintained by Salomon Inc and an account maintained in the Trust reflecting, with respect to a Rollover, the number of shares of Salomon Stock to be distributed to a Participant upon a Realization Event.

          (ah) "Rollover Election" shall mean a written election by a Participant to transfer to the Plan amounts credited to the Participant's accounts from another Equity Partnership Plan or a Prior Incentive Plan pursuant to Section 7(b).

          (ai) "Salomon Stock" shall mean the common stock of Salomon Inc or any successor thereto.

          (aj) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

          (ak) "Special Bonus Plan" shall mean the Salomon Brothers Inc Special Bonus Plan, adopted effective as of January 1, 1986.

          (al) "Stock Account" shall mean a book account maintained by Salomon Inc and an account maintained in the Trust reflecting, with respect to each Award, the number of shares of Salomon Stock to be distributed to each Participant upon a Realization Event.

          (am) "Suspense Account" shall mean an account in the Trust in which unallocated shares of Salomon Stock are held.

          (an) "Total Cost of Net Shares" immediately after a purchase (or deemed purchase) made in connection with or in anticipation of an award under the Equity Partnership Plans or an allocation shall mean the Average Cost Per Share immediately preceding the purchase or allocation, as the case may be, multiplied by the number of Net Shares immediately preceding the purchase or allocation, as the case may be (i) in the case of a purchase, plus (A) the number of such shares purchased multiplied by (B) the amount paid per share, excluding brokerage commissions, for such shares or (ii) in the case of an allocation, minus (A) the number of shares allocated multiplied by (B) the Daily Value on the date of the allocation.

          (ao) "Trust" shall mean any trust established in connection with the Plan.

          (ap) "Trustee" shall mean the trustee of the Trust.

          (aq) "Voluntary Award Election" shall mean, with respect to a Participant described in Section 7(a)(iii), an election made pursuant to
     Section 7(a)(iii) to reduce the Participant's Compensation by a percentage of such Compensation (determined without reference to the Voluntary Award Election) and have the amount by which the Participant's Compensation is so reduced converted to an Award.

3. ELECTION BY A COMPANY TO PARTICIPATE IN THE PLAN

     (a) By appropriate corporate action, subject to the approval of the Board of Directors, any subsidiary or affiliate of Salomon Inc may adopt the Plan. Such subsidiary or affiliate may recommend to the Committee which of its employees should be eligible to participate in the Plan.

     (b) By appropriate corporate action, a Company may terminate its participation in the Plan.

     (c) No affiliate or subsidiary of Salomon Inc that participates in the Plan shall have any power with respect to the Plan except as specifically provided in the Plan.

     (d) As a condition of participation in the Plan, Salomon Inc shall require any subsidiary or affiliate to enter into an agreement or agreements to obligate such subsidiary or affiliate to pay to Salomon Inc, in cash, the appropriate value, as determined by the Board of Directors, of any Salomon Stock that Salomon Inc contributes to the Trust in respect of the Participants employed by such subsidiary or affiliate. In addition, Salomon Inc may require any subsidiary or affiliate to enter into such other agreement or agreements as it shall deem necessary to obligate such subsidiary or affiliate to reimburse Salomon Inc for any other amounts paid by Salomon Inc hereunder, directly or indirectly, in respect of such subsidiary's or affiliate's employees.

4. STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 14 hereof, shares of Salomon Stock may be allocated to Participants' accounts under the Equity Partnership Plans in an amount that, in the aggregate since the inception of the Equity Partnership Plans in 1990, does not exceed 40,000,000 shares. In the event that any shares of Salomon Stock allocated to a Participant's accounts under the Equity Partnership Plans are forfeited for any reason, the number of shares of Salomon Stock forfeited shall again be available for allocation under the Equity Partnership Plans.

5. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The Committee shall have full authority, consistent with the Plan, to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan and such forms of elections as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all parties. Committee decisions shall be made by a majority of its members present at a meeting (which meeting may be held by telephone) at which a quorum is present. Any decision reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held. All expenses of the Plan shall be borne by Salomon Inc.

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Companies shall indemnify and hold harmless each member of the Committee and each other director or employee of the Companies to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost, expense (including counsel fees, which fees shall be paid as incurred) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any action, omission or determination relating to the Plan, if such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Companies, and with respect to any criminal action or proceeding, such member had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contender or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Companies, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

6. ELIGIBILITY

     (a) Effective as of January 1, 1991, the persons who shall be eligible to participate in the Plan with respect to a calendar year shall be such employees or classes of employees of the Companies (i) (A) whose principal work location during such calendar year is within the United States of America or (B) who are citizens of the United States of America, whose principal work location during such calendar year is outside of the United States of America and who do not participate in a plan maintained by their employer during such calendar year that the Committee determines to be comparable to the Plan, (ii) (A) with respect to an individual who did not participate in the Plan in the immediately preceding year, whose annualized Compensation with respect to such calendar year is at least equal to the Minimum Eligible Compensation or (B) with respect to an individual who did participate in the Plan in the immediately preceding year, whose Compensation with respect to such calendar year is at least equal to the compensation limitation under Section 401(a)(17) of the Code for the immediately preceding calendar year and (iii) who are designated as eligible to participate in the Plan by the Committee.

     (b) Notwithstanding Paragraph (a) of this Section, the Committee may from time to time add or exclude from participation one or more individuals or classes of individuals. Each eligible individual shall become a Participant effective on the date as of which the individual (or class of individuals including such individual) is designated as a Participant.

7. AWARDS AND ROLLOVERS UNDER THE PLAN

     (a) Awards

          (i) Subject to Paragraphs (ii) and (iv) of this Section, the Committee shall grant Awards to Participants pursuant to the schedule attached hereto as Appendix A. The Committee may from time to time and in its sole discretion amend the schedule contained in Appendix A. Any such schedule shall provide for Awards based on a percentage of a Participant's Compensation (or, in the Committee's discretion, with respect to any Participant whose year-end bonus constitutes "Performance-based Compensation" under Section 162(m)(4)(c) of the Code, such Participant's year-end bonus) with respect to a calendar year, and will reduce the Participant's cash bonus that would otherwise be payable with respect to such calendar year.

          (ii) Notwithstanding the schedule attached hereto as Appendix A or any amendment thereto subject to Section 7(a)(iii), no Award to a Participant with respect to a calendar year will exceed the lesser of (A) (1) for the 1991 calendar year, 50% of the Participant's Compensation for such calendar year and (2) for each calendar year after 1991, 50% of the Participant's Compensation or such greater percentage of Compensation as shall be determined by the Committee in its sole discretion or (B) the dollar amount of the bonus (excluding the amount of any up-front or sign-on bonus) payable to such Participant with respect to such calendar year, before reduction for any Award with respect to such calendar year, but reduced by the portion of the bonus (other than an up-front or sign-on bonus) contributed by the Companies pursuant to the Participant's salary reduction election to (1) the Retirement Plan or any similar plan, (2) a "cafeteria plan" within the meaning of Code Section 125 or (3) an "employee stock purchase plan" within the meaning of Code Section 423.

          (iii) Effective as of January 1, 1994, any Participant whom the Committee determines may be a "covered employee" within the meaning of
     Section 162(m) of the Code in a calendar year (other than a Participant whose year-end bonus constitutes "performance-based compensation" and whose Award under Section 7(a)(i) is determined solely on the basis of the Participant's year-end bonus) shall be permitted to receive an additional Award for a calendar year based on the Participant's Voluntary Award Election for such calendar year. Each Voluntary Award Election (A) shall state the percentage of the Participant's Compensation (determined without reference to the Voluntary Award Election) by which the Participant's Compensation shall be reduced and converted to an Award hereunder, (B) shall be made in such form as may be required by the Committee and (C) shall be delivered to the Committee no later than December 31 of the calendar year immediately preceding the calendar year for which the Voluntary Award Election is made (or, with respect to Voluntary Award Elections for the 1994 calendar year, no later than the date 30 days after the Plan is approved by Salomon Inc's shareholders pursuant to Section 20). Notwithstanding any Voluntary Award Election, the amount by which the Participant's Compensation shall be reduced and which shall be converted to an Award hereunder shall not exceed the lesser of (1) the excess, if any, of (I) the Participant's Compensation after reduction for any Award granted pursuant to Section 7(a)(i) over (II) $1 million, and (2) the dollar amount of the bonus (excluding the amount of any up-front or sign-on bonus) payable to such Participant with respect to such calendar year, after reduction for any Award granted pursuant to
     Section 7(a)(i) with respect to such calendar year and further reduced by the portion of the bonus (other than an up-front or sign-on bonus) contributed by the Companies pursuant to the Participant's salary reduction election to (A) the Profit Sharing Plan or any similar plan, (B) a "cafeteria plan" within the meaning of Code Section 125 or (C) an "employee stock purchase plan" within the meaning of Code Section 423.

          (iv) Notwithstanding the foregoing, effective as of January 1, 1991, unless the Committee determines otherwise in its sole discretion, the following individuals shall not be entitled to receive an Award for a calendar year (whether or not Awards already have been allocated to Participants for such calendar year):

             (A) an individual who, prior to December 31 of such calendar year, has notified the applicable Company or Affiliate that the individual intends to terminate employment with the Companies and Affiliates effective in such calendar year or the next succeeding calendar year;

             (B) an individual who, prior to December 31 of such calendar year, has been notified by the applicable Company or Affiliate that the individual's employment with the Companies and Affiliates will be terminated effective in such calendar year or the next succeeding calendar year; or

             (C) an individual whose employment with the Companies and Affiliates terminates prior to the end of such calendar year.

     (b) Rollovers

          (i) A Participant shall be permitted to make a Rollover with respect to a percentage, up to 100%, of the amount credited to such Participant's accounts under the Partnership Pool Plan as of December 31, 1990 by delivering to the Committee, on or before December 31, 1990, a Rollover Election indicating the percentage of each such amount to be rolled over.

          (ii) A Participant shall be permitted to make a Rollover with respect to a percentage, up to 100%, of the amount credited to such Participant's accounts under the Special Bonus Plan as of December 31, 1990 by delivering to the Committee, on or before December 31, 1990, a Rollover Election indicating the percentage of each such amount to be rolled over.

          (iii) To the extent a Participant elects to roll over a portion of the Participant's accounts under the Partnership Pool Plan or the Special Bonus Plan the Participant's rights under the Plan with respect to any such amount shall be in lieu of all rights the Participant would have had under either such plan.

          (iv) Upon becoming eligible to participate in the Plan, all amounts credited to the Participant's accounts under the Equity Partnership Plans (other than the Plan) shall be transferred to the Plan as a Rollover.

          (v) No Rollover shall be given effect with respect to a Participant whose employment with the Companies terminates prior to the effective date of such Rollover.

     (c) Vesting of Awards and Rollovers

     Subject to Sections 7(a)(iv) and 11, each Award and Rollover shall be 100% vested in each Participant, except as follows:

          (i) a Participant shall forfeit any Award or Rollover if, prior to the Realization Event for that Award or Rollover, the Participant's employment with a Company or an Affiliate is (or is deemed to have been) terminated by such Company or Affiliate for Cause;

          (ii) a Participant shall forfeit any shares of Salomon Stock attributable to a Rollover from the Partnership Pool Plan if, prior to the earlier of January 1, 1992 and the Realization Event for that Rollover, the Participant's employment with the Companies and Affiliates terminates (whether or not for Cause); and

          (iii) a Participant shall forfeit 20% of the shares of Salomon Stock attributable to a Rollover from the Special Bonus Plan if, prior to the earliest of (A) January 1, 1992, (B) the date the Participant would be entitled to Permissive Retirement as a result of the criteria described in Sections 2(z)(i), (ii) or (iii), (C) the date the Participant has completed 10 years of service under the Retirement Plan in the capacity of Managing Director and/or as a General Partner of Salomon Brothers Inc, regardless of the Participant's age at the time of termination and (D) the Realization Event for that Rollover, the Participant's employment with the Companies and Affiliates terminates (whether or not for Cause), provided, however, that a Participant who otherwise would achieve full vesting as a result of Clauses (B) or (C) of this Paragraph nevertheless shall forfeit 20% of the shares of Salomon Stock attributable to a Rollover from the Special Bonus Plan if the Participant joins a competitor organization prior to the Realization Event for that Rollover. For purposes of this Paragraph, the term "competitor organization" shall mean an organization that is determined by the Committee to be a competitor of Salomon Inc.

     (d) Simultaneous Occurrence of Realization Event and Termination of Employment

     In the event of the simultaneous occurrence of a Realization Event described in Section 2(ac)(iv) or 2(ac)(v) with respect to a Rollover from the Partnership Pool Plan or the Special Bonus Plan and the termination of the Participant's employment with the Companies and Affiliates, for purposes of determining whether a Participant will forfeit any amount of such Rollover pursuant to Section 7(c)(ii) or 7(c)(iii), such Realization Event shall be deemed to have occurred prior to such termination of the Participant's employment.

8. FUNDING OF THE PLAN

     The Plan shall be unfunded. Benefits under the Plan shall be paid from the general assets of Salomon Inc. Salomon Inc shall establish the Trust, which shall be intended to be a "grantor trust" within the meaning of Section 671 of the Code, pursuant to a trust agreement, to assist Salomon Inc in meeting its obligations hereunder. Such trust agreement shall provide that the Trust shall be invested primarily in Salomon Stock.

     The trust agreement creating the Trust shall contain procedures to the following effect:

          (a) In the event of the insolvency of any Company, the assets of the Trust shall be available to pay the claims of any creditor of such Company to whom a distribution may be made in accordance with state and federal bankruptcy laws. A Company shall be deemed to be "insolvent" if such Company is subject to a pending proceeding as a debtor under the Federal Bankruptcy Code (or any successor federal statute) or any state bankruptcy code. In the event a Company becomes insolvent, the Board of Directors and the Chief Executive Officer of Salomon Inc shall notify the Trustee of the event as soon as practicable. Upon receipt of such notice, or if the Trustee receives other written allegations of such Company's insolvency from a third party considered by the Trustee to be reliable and responsible, the Trustee shall cease making payments of benefits from the assets of the Trust, shall hold the assets in the Trust for the benefit of such Company's creditors and shall take such steps as are necessary to determine within a reasonable period of time whether such Company is insolvent. In making such determination, the Trustee may rely upon a certificate of the Board of Directors and the Chief Executive Officer of

     Salomon Inc or a determination by a court of competent jurisdiction that such Company is or is not insolvent. In the case of the Trustee's determination of such Company's insolvency, the Trustee will deliver assets of the Trust to satisfy claims of such Company's creditors pursuant to a final order of a court of competent jurisdiction.

          (b) The assets of the Trust shall be available to pay any claim or claims of any judgment creditor or judgment creditors of any Company to the extent such claim or claims are then payable and the Company otherwise shall fail to pay such claim or claims. The Board of Directors and the Chief Executive Officer of Salomon Inc shall notify the Trustee as soon as practicable in the event of any such failure of any Company to pay a judgment creditor. Upon receipt of such notice, or if the Trustee receives other written allegations of any Company's such failure to pay a judgment creditor or judgment creditors from a third party considered by the Trustee to be reliable and responsible, the Trustee shall, to the extent of such failure, hold the assets of the trusts under the Equity Partnership Plans for the benefit of such judgment creditor or judgment creditors and shall take such steps as are necessary to determine within a reasonable period of time whether such creditors are entitled to payment. In making such determination, the Trustee may rely upon a certificate of the Board of Directors and the Chief Executive Officer of Salomon Inc or a determination by a court of competent jurisdiction that such creditors are or are not entitled to payment. In the case of the Trustee's determination of any such Company's failure to pay a judgment creditor or judgment creditors, the Trustee will deliver assets of the trusts under the Equity Partnership Plans to satisfy claims of such Company's judgment creditors as directed pursuant to a final order of a court of competent jurisdiction. In the event that the Trustee is required to hold any assets of the trusts under the Equity Partnership Plans for the benefit of any judgment creditor, Participants' Accounts shall be ratably reduced by such amount.

          (c) In the event the Trustee ceases making payments of benefits as a result of a Company's insolvency, the Trustee shall resume making payments of benefits only after the Trustee has determined that no Company is then insolvent or upon receipt of an order of a court of competent jurisdiction requiring the payment of benefits. In the event the Trustee holds any assets in the trusts under the Equity Partnership Plans for the benefit of a judgment creditor of a Company, the Trustee shall, if the Trustee determines that no Company then owes any such amount to a judgment creditor, allocate the then remaining amounts that had been held for the benefit of any such judgment creditor to the Participants' Accounts that were reduced, pro rata in proportion to the excess of the reduction in each such Participant's Accounts over the amounts paid by Salomon Inc to each such Participant as a result of such reduction. No Participant shall receive a restoration that exceeds the amount of the reduction together with the earnings that would have accrued had no reduction been effected, less amounts paid to the Participant by Salomon Inc as a result of the reduction. Notwithstanding the provisions of this Section 8(c), the Trustee shall restore Participants' Accounts in accordance with an order of a court of competent jurisdiction. In the event the amount available for restoration exceeds the amount required to be restored to Participants' Accounts, such excess shall be allocated to the Suspense Account and shall be treated as a purchase for the Plans at the Daily Value as of the date of such allocation. In making any determination under this Section, the Trustee may rely upon a certificate of the Board of Directors and the Chief Executive Officer of Salomon Inc.

          (d) The Trustee shall reinvest all dividends paid on Salomon Stock held in the Trust in Salomon Stock as follows:

             (i) (A) Subject to Paragraph (d)(i)(B) of this Section, as soon as practicable after the payment date for dividends paid (or deemed paid) on Salomon Stock credited (or deemed to be credited) to Participants' Accounts, other than Salomon Stock credited to Participants' Rollover Accounts with respect to a Rollover from a Prior Incentive Plan, Salomon Inc shall contribute to the Trust, as compensation to Participants, an amount equal to 17.65% of such dividends (or deemed dividends) (less required withholding taxes, if any). As soon as practicable after receipt of such dividends (or deemed dividends) and such 17.65% contribution, the Trustee shall use such dividends (or deemed dividends) and contribution to purchase Salomon Stock.

             (B) To the extent that the Committee elects by notice to the Trustee, Salomon Inc's 17.65% contribution obligation shall be satisfied out of the Suspense Account. Effective as of January 1, 1991, if the Committee makes such an election, the contribution obligation shall be satisfied (1) first from the dividends paid on shares of Salomon Stock held in the Suspense Account and (2) second from shares of Salomon Stock held in the Suspense Account, based on the Daily Value of the shares on the relevant payment date. Any such share shall be deemed to have been purchased at such Daily Value for allocation purposes.

             (C) Shares of Salomon Stock purchased or deemed purchased pursuant to this Section 8(d)(i) shall be allocated to the Participant's Accounts with respect to which they were purchased.

             (ii) As soon as practicable after the payment date for dividends paid on Salomon Stock credited to Participants' Rollover Accounts as of the record date for such dividends with respect to a Rollover from a Prior Incentive Plan, the Trustee shall use the amount of such dividends to purchase Salomon Stock. Shares of Salomon Stock purchased pursuant to this Section 8(d)(ii) shall be allocated to the Participant's Rollover Account with respect to which they were purchased.

             (iii) As soon as practicable after receipt of dividends paid on Salomon Stock held in the Suspense Account, the Trustee shall use the amount of such dividends to purchase Salomon Stock. Shares of Salomon Stock purchased pursuant to this Section 8(d)(iii) (other than with dividends used to satisfy Salomon Inc's contribution obligation pursuant to Paragraph (d)(i)(B)) shall be held in the Suspense Account.

          (e) Notwithstanding any other provision hereunder, Salomon Inc may, at any time, by notice to the Trustee, substitute for part or all of the assets held by the Trust other assets of equal fair market value at the time of such substitution. The fair market value of any shares of Salomon Stock being substituted shall be the Daily Value of such shares of Salomon Stock on the day as of which the substitution is to be effected. The Trustee shall distribute to Salomon Inc the assets to be substituted as soon as practicable after receipt of a notice of substitution but in no case later than 7 days thereafter; provided, however, that in the event Salomon Inc elects to substitute Salomon Stock held in the Trust within 90 days prior to the record date of a meeting of the shareholders of Salomon Inc or on or after the commencement of a tender offer with respect to Salomon Stock, the Trustee shall continue to hold the Salomon Stock to be substituted and shall make voting decisions at such meeting and shall make tender decisions with respect to such Salomon Stock pursuant to Section 13 of the Plan. As soon as practicable after the conclusion of such meeting or the expiration of such tender offer, as the case may be, the Trustee shall distribute such shares of Salomon Stock from the Trust to Salomon Inc.

Notwithstanding the foregoing, the Committee shall be permitted to modify or eliminate the provisions described in Sections 8(a),(b),(c) and (e) if and to the extent it determines that such action is appropriate based on advice of counsel.

9. MAINTENANCE OF ACCOUNTS

     (a) Stock Account

          (i) If, on November 30 of any calendar year, the number of shares held in the Suspense Account is at least equal to (A) with respect to Awards granted for the 1990 calendar year, 80% of the amount of shares necessary to satisfy the total amount of Awards granted for such calendar year and
     (B) with respect to Awards granted for each calendar year thereafter, 90% of the amount of shares necessary to satisfy the total amount of Awards granted for such calendar year, each Participant's Stock Account shall be credited with a number of shares of Salomon Stock equal to the dollar amount of such Participant's Award divided by the product of .85 multiplied by the Average Cost Per Share of Salomon Stock on November 30 of the calendar year for which the Award was granted to such Participant. In the Event that on any such November 30 the number of shares held in the Suspense Account is less than 80% or 90%, as the case may be, of the number of shares necessary to satisfy the total amount of Awards granted for such calendar year, each Participant's Stock Account shall be credited with a number of shares of Salomon Stock equal to the dollar amount of such Participant's Award divided by the product of .85 multiplied by the Average Cost Per Share of Salomon Stock on the date on which the shares are credited to such Participant's Stock Account.

          (ii) If, as of the date an Award is granted, the number of shares held in the Suspense Account is insufficient to satisfy such Award, the date on which Salomon Stock in respect of such Award is credited to a Participant's Stock Account shall be deferred until such date as the number of shares held in the Suspense Account equals or exceeds the number of shares with respect to such Award.

          (iii) If the date as of which Awards are granted for a calendar year is on or prior to the record date for the dividends payable on Salomon Stock but the number of shares held in the Suspense Account is insufficient to satisfy such Awards, (A) for purposes of Sections 8(d) and 9(a)(iv), the shares held in the Suspense Account shall be treated as held in each Participant's Stock Account pro rata in proportion to each Participant's Award for such calendar year and (B) Salomon Inc shall make a contribution to the Trust equal to the difference between (1) the dividends that would have been paid on shares in respect of Awards for such calendar year had the Suspense Account held sufficient shares to satisfy the Awards for such calendar year and (2) the dividends actually paid on the shares held in the Suspense Account. For purposes of Sections 8(d) and 9(a)(iv), the Salomon Inc contribution described in clause (B) of this Section shall be treated as a dividend paid on Salomon Stock held in a Participant's Stock Account, pro rata in proportion to each Participant's Award for such calendar year.

          (iv) As of the payment date for dividends paid (or deemed paid) on Salomon Stock held (or deemed held) in a Participant's Stock Account as of the record date for such dividends, each such Participant's Stock Account shall be credited with the number of shares of Salomon Stock that are in fact purchased or deemed to have been purchased with such dividends and the additional 17.65% compensation contribution made in respect of such dividends, as determined pursuant to Section 8(d).

          (v) Each Participant's Stock Account shall be reduced by the number of shares of Salomon Stock distributed to the Participant in respect of an Award, whether such shares are distributed from the Trust or directly from Salomon Inc.

     (b) Rollover Account

          (i) With respect to a Participant who has an automatic Rollover of his accounts from another Equity Partnership Plan to the Plan pursuant to
     Section 7(b)(iv), the Committee shall maintain such Participant's Rollover Account as follows:

             (A) Each such Participant's Rollover Account shall be credited with a number of shares of Salomon Stock that were credited to the Participant's accounts under the Equity Partnership Plans immediately prior to the Rollover.

             (B) All assets held in such Participant's accounts under any trust maintained in connection with another Equity Partnership Plan immediately prior to the Rollover shall be transferred to the Participant's corresponding accounts under the Trust on the date as of which the Rollover occurs.

             (C) As of the payment date for dividends paid on Salomon Stock held in a Participant's Rollover Account as of the record date for such dividends, each such Participant's Rollover Account shall be credited with the number of shares of Salomon Stock purchased or deemed to have been purchased with such dividends and the additional 17.65% compensation contribution made in respect of such dividends, as determined pursuant to Section 8(d).

          (ii) With respect to a Participant who makes a Rollover Election with respect to benefits under a Prior Incentive Plan, the Committee shall maintain such Participant's Rollover Account as follows:

             (A) Each such Participant's Rollover Account shall be credited as of January 1, 1991 with the number of shares of Salomon Stock purchased with the dollar amount rolled over from a Prior Incentive Plan.

             (B) As of the payment date for dividends paid on Salomon Stock held in a Participant's Rollover Account as of the record date for such dividends, each such Participant's Rollover Account shall be credited with the number of shares of Salomon Stock purchased with such dividends.

          (iii) Each Participant's Rollover Account shall be reduced by the number of shares of Salomon Stock distributed to the Participant in respect of a Rollover, whether such shares are distributed from the Trust or directly from Salomon Inc.

     (c) Cash Account

     In the event that a Participant shall elect to tender shares of Salomon Stock held in the Participant's Accounts pursuant to Section 13(b)(i), the number of shares of Salomon Stock credited to such Participant's Accounts that are tendered shall be converted to a dollar amount-per-share equal to the consideration received in respect of such tender. Such dollar amount shall thereafter be held in the Participant's Cash Account and shall be credited with interest during the period beginning on the date as of which such shares were tendered and ending on the last day of the month immediately preceding the month in which such amounts are paid to the Participant at a rate which, through the end of the first calendar month in such period, shall equal the London Interbank Offered Rate (LIBOR) for 1-month deposits that appears in the Wall Street Journal on the date immediately preceding the date that such shares were tendered, and which shall be recalculated for each successive 1-month period based on the London Interbank Offered Rate (LIBOR) for 1-month deposits published in the Wall Street Journal on the last day of each preceding calendar month. If such rate does not appear in the Wall Street Journal on any date as provided above, then such rate shall be the last such rate that appeared in the Wall Street Journal prior to the date of determination set forth above.

10. LONG-TERM INVESTMENT ELECTION

     To the extent permitted by the Committee, each Participant who (a) is employed by a Company or an Affiliate and (b) earned the Minimum Eligible Compensation in the immediately preceding calendar year, shall be entitled to make a Long-Term Investment Election with respect to an Award or Rollover. Any such Long-Term Investment Election shall be delivered to the Committee no later than a date 2 years prior to any date a Participant's Investment Period otherwise would expire pursuant to the first sentence of Section 2(t) hereof. The effect of a Long-Term Investment Election will be to defer the realization of an Award until the earlier of the expiration of an additional 3-year period beginning on the date the Participant's Investment Period otherwise would expire or, if the Participant so elects at the time the Participant makes the Long-Term Investment Election, the Participant's Permissive Retirement that occurs during such additional 3-year period. The Committee may limit the ability of any Participant to make a Long-Term Investment Election pursuant to uniform rules adopted by it. No Participant shall be permitted to make more than two Long-Term Investment Elections with respect to any Award or Rollover.

11. PAYMENTS UNDER THE PLAN

     (a) Subject to Paragraph (b) of this Section, within 30 business days after the occurrence of a Realization Event with respect to an Award or a Rollover, Salomon Inc shall deliver or cause to be delivered to the Participant (i) certificates for a number of shares of Salomon Stock equal to the number of whole shares of Salomon Stock credited to such Participant's Accounts as of the Realization Event as a result of such Award or Rollover (including shares reflecting the reinvestment of dividends paid thereon), and cash with respect to any fractional shares of Salomon Stock credited to such Participant's Accounts in an amount equal to the Daily Value of such fractional shares as of the Realization Event, and (ii) with respect to a Participant who has directed the Trustee to tender shares of Salomon Stock allocated to the Participant's Accounts, the dollar amount credited to a Participant's Cash Account as of the Realization Event in respect of such Award or Rollover. In the event that shares of Salomon Stock that are allocated to a Participant's Accounts as of the record date for a dividend are to be distributed to the Participant prior to the payment date for such dividend, Salomon Inc shall deliver or cause to be delivered from the Suspense Account to the Participant a number of shares of Salomon Stock equal to the number of whole shares, and cash with respect to that number of fractional shares, of Salomon Stock that could have been purchased with the amount of such unpaid dividends, plus 17.65% thereof, at the Daily Value as of the Realization Event. Notwithstanding the fact that Salomon Inc establishes the Trust for the purpose of assisting it in meeting its obligations under the Plan, Salomon Inc shall remain obligated to pay the amounts credited to the Participants' Accounts. Nothing shall relieve Salomon Inc of its liabilities under the Plan except to the extent amounts are paid to Participants or Beneficiaries from assets of the Trust.

     (b) Notwithstanding the foregoing, with respect to shares of Salomon Stock allocated to Participants' Accounts in respect of Awards granted in 1990, 1991 and 1992:

          (i) On or before December 31, 1992, Salomon Inc shall deliver or cause to be delivered to Participants selected by the Committee, certificates for a number of shares of Salomon Stock equal to 60% of the number of whole shares of such Salomon Stock allocated to such Participant's Accounts (including shares reflecting the reinvestment of dividends paid thereon), and cash with respect to 60% of any fractional shares of such Salomon Stock allocated to such Participant's Accounts in an amount equal to the Daily Value of such fractional shares as of the distribution date. Such distributions shall be made to a Participant only if and to the extent the Committee determines in its sole discretion that such distributions would not impair the rights of such Participant in any Award or Rollover theretofore granted or made or any earnings with respect thereto within the meaning of Section 18 of the Plan. Subject to Section 11(b)(iii), the stock certificates so distributed to such Participants shall be restricted as to transferability and shall remain subject to Sections 7(c) and 11(c)(ii) of the Plan until the date that a Realization Event would have occurred with respect to such shares had they not been distributed to the Participant, and each such stock certificate shall bear the following legend:

        The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions contained in the Salomon Inc Equity Partnership Plan for Key Employees (the violation of which may result in forfeiture). A copy of the Plan is on file in the office of the Secretary of Salomon Inc, Seven World Trade Center, New York, New York 10048.

          Any shares remaining in the Participants' Accounts in respect of the 1990, 1991 and 1992 Awards after the distribution of the shares pursuant to this Section 11(b)(i) shall be distributed to Salomon Inc in exchange for Salomon Inc's undertaking to pay the amounts set forth in Section 11(b)(ii).

          (ii) On or before December 31, 1992, Salomon Inc shall pay each Participant who receives a distribution under Paragraph (b)(i) of this Section cash equal to the following amounts:

             (A) the Daily Value on December 9, 1992 of 36.24% of the shares allocated to the Account of such Participant in respect of Awards granted in 1990;

             (B) the Daily Value on December 9, 1992 of 35.11% of the shares allocated to the Account of such Participant in respect of Awards granted in 1991; and

             (C) 40% of the dollar amount of such Participant's 1992 Awards.

          Notwithstanding Section 17 hereunder, in order to meet all federal, state, local and other withholding tax requirements, if any, attributable to a distribution described in Section 11(b), Salomon Inc shall withhold from any distribution under this Section 11(b)(ii) cash equal to the amount the Committee determines to be sufficient to satisfy the minimum federal, state, local and other withholding tax requirements under applicable law.

          (iii) Notwithstanding Section 11(b)(i), the Committee may, in its sole discretion, waive the restrictions on transferability and other restrictions applicable to shares distributed pursuant to Section 11(b)(i). The Committee may impose such conditions on any such waiver, including, without limitation, requiring a forfeiture of any portion of such shares, as the Committee may determine in its sole discretion.

     (c) The Plan's principal purpose is to provide Participants with a continuing long-term investment in Salomon Stock. In order to accomplish that principal purpose, it is imperative that Participants generally be required to remain invested in the Salomon Stock allocated to their Accounts until the occurrence of a Realization Event with respect to such Salomon Stock.
Accordingly:

          (i) In the event that a court of competent jurisdiction finally determines that Salomon Inc is obligated to distribute to a Participant, Beneficiary or any other person certificates representing any shares of Salomon Stock allocated to a Participant's Accounts prior to the occurrence of a Realization Event with respect to such shares, the stock certificates so distributed to such Participant, Beneficiary or other person shall be restricted as to transferability until the date that a Realization Event would have occurred with respect to such shares had they not been distributed to the Participant, Beneficiary or other person and remained subject to the Plan, and each such stock certificate shall bear the following legend:

        The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions contained in the Salomon Inc Equity Partnership Plan for Key Employees (the violation of which may result in forfeiture). A copy of the Plan is on file in the office of the Secretary of Salomon Inc, Seven World Trade Center, New York, New York 10048.

          (ii) Effective with respect to distributions of Salomon Stock allocated to Participants' Accounts with respect to Awards under the Equity Partnership Plans on or after March 4, 1992, prior to receiving any distribution of such shares, each Participant shall be required to certify in a form acceptable to the Committee that at no time after March 4, 1992 and before the occurrence of the Realization Event with respect to which the distribution is to be made has the Participant, directly or indirectly, held any equity or derivative security position with respect to Salomon Stock, such as a short sale, a long put option or a short call option, that increases in value as the value of Salomon Stock decreases. If the Participant does not make the certification required by this Paragraph, the Participant shall receive a distribution with respect to such Award or Rollover equal to the number of shares of Salomon Stock otherwise to be distributed as of the Realization Event reduced by .15 multiplied by the number of shares of Salomon Stock otherwise to be distributed as of the Realization Date in respect of Awards made on or after March 4, 1992 and the number of shares by which the distribution is reduced shall be forfeited as of the Realization Event. In the event that a Participant makes a false certification, the Participant shall forfeit all of the shares allocated to his accounts in respect of Awards under the Equity Partnership Plans on or after March 4, 1992 as of such Realization Event. All amounts forfeited hereunder shall be treated as purchases for the Equity Partnership Plans at the Daily Value as of the date of forfeiture of the number of shares forfeited pursuant to Section 2(c)(iv) hereof. For purposes of applying this Section 11(c)(ii) to shares of Salomon Stock distributed to participants pursuant to Sections 11(b)(i) and 18(a), the Realization Date with respect to such Salomon Stock shall be deemed to occur on the date as of which the restrictions under Section 11(b)(i), or 18(a), as the case may be, are to be removed and the removal of such restrictions shall be deemed to be distributions under this Section.

     (d) Effective with respect to Awards granted on or after December 1, 1993, notwithstanding any other provision hereunder, if and to the extent that the Committee determines any Company's or Affiliate's Federal tax deduction in respect of a distribution under the Plan may be limited as a result of Section 162(m) of the Code, the Committee may delay such distribution as provided below. In the event the Committee determines to delay a distribution, the Committee shall convert the shares of Salomon Stock to a dollar amount equal to the product of (i) the Daily Value of Salomon Stock on the date such shares otherwise would have been distributed to the Participant multiplied by (ii) the number of shares of Salomon Stock that otherwise would have been distributed to the Participant in the absence of this Section 11(d). Such amount shall then be credited to the Participant's Cash Account. The amount so credited to the Participant's Cash Account shall, subject to the second succeeding sentence, be credited with interest during the period beginning on the date on which the distribution would have been made in the absence of this Section 11(d) and ending on the last day of the month immediately preceding the month in which such amount is paid to the Participant, at a rate which, through the end of the first calendar month in such period, shall equal the London Interbank Offered Rate for 1-month deposits that appears in The Wall Street Journal on the date immediately preceding the date on which the distribution would have been made in the absence of this Section, and which shall be recalculated for each successive 1-month period based on the London Interbank Offered Rate for 1-month deposits published in The Wall Street Journal on the last day of each preceding calendar month. If such rate does not appear in The Wall Street Journal on any date as provided above, then such rate shall be the last such rate that appeared in The Wall Street Journal prior to the date of determination set forth above. The Committee may, in its discretion, elect not to credit interest to the Participant's Cash Account at the London Interbank Offered Rate as described above, but instead to adjust the amount so credited to the Participant's Cash Account to reflect gains and losses that would have resulted from the investment of such amount in any investment vehicle or vehicles selected by the Committee. Part or all of the amount credited to the Participant's Cash Account hereunder shall be paid to the Participant at such times as shall be determined by the Committee, if and to the extent the Committee determines that a Company's or an Affiliate's deduction for any such payment will not be reduced by Section 162(m) of the Code. Notwithstanding the foregoing, the entire balance credited to the Participant's Cash Account hereunder shall be paid to the Participant within 30 days after the earlier of (A) the date the Participant ceases to be a "covered employee" within the meaning of Section 162(m) of the Code or (B) the occurrence of a Change in Control.

12. SECURITIES MATTERS

     (a) Subject to Sections 11 and 18, with respect to shares of Salomon Stock allocated to Participants' Accounts in respect of Awards or Rollovers granted or made on or before December 31, 1992, Salomon Inc shall use its best efforts to assure that any securities distributed to Participants hereunder are marketable at the time of distribution, including, to the extent required under applicable law, effecting the registration pursuant to the Securities Act of any shares of Salomon Stock to be distributed hereunder or effecting similar compliance under any state laws.

     (b) Subject to Section 11, with respect to shares of Salomon Stock allocated to Participants' Accounts in respect of Awards or Rollovers granted or made after December 31, 1992, Salomon Inc shall use its best efforts to assure that any securities distributed to Participants hereunder on or after the Realization Date for the Award or Rollover with respect to which the distribution is made are marketable at the time of distribution, including, to the extent required under applicable law, effecting the registration pursuant to the Securities Act of any shares of Salomon Stock to be distributed hereunder or effecting similar compliance under any state laws.

     (c) Notwithstanding anything herein to the contrary, Salomon Inc shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Salomon Stock pursuant to the Plan unless and until Salomon Inc is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Salomon Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Salomon Stock pursuant to the terms hereof, the recipient of such shares to make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (d) Without limitation on the Committee's powers pursuant to Paragraph (a) of this Section, if and to the extent required by Rule 16b-3 promulgated under
Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, the Committee may (i) restrict a Participant's ability to sell any shares of Salomon Stock distributed to such Participant hereunder until the expiration of 6 months (or such other period as the Committee deems appropriate) after the date as of which such shares were allocated to the Participant's Accounts, (ii) in lieu of distributing shares of Salomon Stock that were allocated to a Participant's Accounts within 6 months (or such other period as the Committee deems appropriate) prior to the Realization Event, distribute a cash amount equal to the Daily Value of such Salomon Stock as of the Realization Event, or (iii) impose such other conditions on the exercise of any election under the Plan or in connection with any distribution under the Plan as the Committee deems appropriate.

13. VOTING AND TENDER OF SALOMON STOCK

     (a) Voting Rights

          (i) Each Participant shall be entitled to direct the Trustee, and the Trustee shall have no discretion, as to the manner in which Salomon Stock that is entitled to vote and is allocated to such Participant's Accounts is to be voted. The Trustee shall vote combined fractional shares, to the extent possible, to reflect the directions of the Participants holding such shares.

          (ii) The Trustee shall have no discretion as to the voting of (A) any Salomon Stock allocated to any Participant's Accounts for which the Trustee does not receive affirmative and valid Participant voting directions and
     (B) any Salomon Stock held in the Suspense Account. The Trustee shall vote such Salomon Stock in the same proportions as Salomon Stock held in the Trust for which the Trustee receives affirmative and valid Participant voting instructions or which the Trustee votes pursuant to Paragraph
     (a)(iii).

          (iii) Notwithstanding any other provision of this Section, the Trustee shall vote the shares held in the Accounts of any Participant with respect to whom counsel to Salomon Inc advises the Participant would be taxed on the value of the Participant's Accounts if the Participant were permitted to direct the voting of shares, in the same proportions as Salomon Stock held in the Trust for which the Trustee receives affirmative and valid Participant voting instructions.

     (b) Tender Rights

          (i) If any person shall commence a tender or exchange offer or any similar transaction with respect to Salomon Stock, each Participant shall be entitled to direct the Trustee, and the Trustee shall have no discretion, as to whether the Salomon Stock allocated to such Participant's Accounts is to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law). The Trustee shall tender shares of Salomon Stock allocated to any Participant's Accounts for which the Trustee shall have received affirmative and valid Participant directions to tender (except to the extent such directions are revoked prior to such tender); the Trustee shall revoke the tender of shares of Salomon Stock allocated to any Participant's Accounts for which the Trustee shall have received affirmative and valid Participant directions to revoke such tender.

          (ii) The Trustee shall have no discretion as to whether or not to tender, or whether to revoke tenders with respect to any Salomon Stock held in the Suspense Account. The Trustee shall tender or not and shall revoke tenders with respect to shares of Salomon Stock held in the Suspense Account in the same proportions as the shares of Salomon Stock held in the Trust for which the Trustee receives affirmative and valid Participant directions whether or not to tender and whether to revoke such tender.

          (iii) The Trustee shall not tender, or revoke the tender of, shares allocated to Participants' Accounts for which the Trustee does not receive affirmative and valid Participant directions.

          (iv) To the extent that a Participant elects to tender shares of Salomon Stock held in the Participant's Accounts, the Trustee shall transfer the consideration the Trustee receives as a result of such tender to the Participant's Cash Account.

          (v) Notwithstanding any other provision of this Section, the Trustee shall tender or not and shall revoke tenders with respect to shares of Salomon Stock held in the Accounts of Participants with respect to whom counsel to Salomon Inc advises that the Participant would be taxed on the value of the Participant's Accounts if the Participant were permitted to direct the tender of shares, in the same proportions as the shares of Salomon Stock held in the Trust for which the Trustee receives affirmative and valid Participant directions whether or not to tender and whether to revoke such tender.

     (c) Tender Prior to Allocation

     In the event the Trustee is required to make any tender decision prior to the date on which any shares of Salomon Stock are allocated to any Participant's Accounts, the Trustee shall poll the participants under the Equity Partnership Plans (other than the Participants described in Paragraph (b)(v) of this Section) and shall tender or revoke tenders with respect to shares in proportion to the number of tender or revocation directions received by such participants. Each such participant shall have one vote.

     (d) Notices and Information Statements

     Salomon Inc shall provide the Trustee and each Participant with notices and information statements (including proxy statements) when voting rights are to be exercised, and with respect to tender, exchange or similar offers, at the same time and in the same manner (except to the extent the Exchange Act requires otherwise) as such notices and information statements (including proxy statements) are provided to shareholders of Salomon Inc generally.

     (e) Confidentiality of Voting and Tender Directions

     The Trustee shall devise and implement a procedure that is designed to assure the confidentiality of any Participant's voting or tender directions so that in directing the Trustee to vote or tender any shares of Salomon Stock, Participants are in fact rendering independent decisions without influence from any Company. Salomon Inc shall cooperate with the Trustee in devising and implementing such procedures to the extent the Trustee so requests.

     (f) Shares Not Entitled to Vote Prior to Approval

     Prior to the receipt of the shareholder approval required under Section 20, no shares held in the Suspense Account shall be voted to the extent that such shares represent shares in excess of the maximum number of shares authorized under the Equity Partnership Plans as amended and restated as of December 11, 1992.

14. ADJUSTMENT OF ACCOUNTS IN CERTAIN EVENTS

     (a) Unless the Committee otherwise determines, a Participant's Accounts shall be adjusted to reflect any securities, cash and other property received with respect to shares of Salomon Stock credited to such Participant's Accounts as a result of any stock dividend or split, recapitalization, extraordinary dividend, merger, consolidation, combination or exchange of shares or similar change or any other event that the Committee, in its sole discretion, deems appropriate. The purpose of this adjustment is to treat Participants as if they were shareholders of Salomon Stock with respect to the number of shares credited to their Accounts. However, the Committee may, in its sole discretion, convert any securities, cash or other property that would have been received in respect of shares of Salomon Stock credited to a Participant's Accounts into an equivalent number of equity securities of Salomon Inc or any successor company or into cash or other property of equivalent value.

     (b) In the event of any change in the number of shares of Salomon Stock outstanding by reason of any stock dividend or split, recapitalization, extraordinary dividend, merger, consolidation, combination or exchange of shares or similar corporate change or any other event that the Committee, in its sole discretion, deems appropriate, the maximum aggregate number of shares of Salomon Stock subject to the Equity Partnership Plans shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Salomon Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Salomon Stock subject to the Equity Partnership Plans as the Committee may deem appropriate.

     (c) Except as is expressly provided in this Section, a Participant shall have no rights as a result of any stock dividend or split, recapitalization, extraordinary dividend, merger, consolidation, combination or exchange of shares or similar corporate change.

15. CERTAIN DIVESTITURES

     (a) Company with Publicly Traded Stock That No Longer Is a 50% Affiliate

     In the event of any transaction immediately after which any Company both ceases to be a member of a "controlled group of corporations" (as that term is defined in Section 414(b) of the Code but substituting the phrase "at least 50%" for the phrase "at least 80%" in each place that it appears in Section 1563(a) of the Code) of which Salomon Inc is a member and either has stock that is publicly traded or is a member of a "controlled group of corporations" (as that term is defined in Section 414(b) of the Code) with any trades or businesses, one or more members of which have publicly traded stock as a result of the transaction:

          (i) the Salomon Stock credited to the Accounts of (A) Participants who are employed by such Company immediately after the transaction and (B) terminated Participants who are not so employed, but who were employed by such Company on the date that their employment with the Companies and Affiliates terminated, shall be converted to equivalent amounts of such publicly traded stock based on the relative values of such publicly traded stock and Salomon Stock immediately after the transaction. Thereafter, each such Participant's Accounts shall be maintained in such publicly traded stock and such Company shall cease to participate in the Plan with respect to future Awards;

          (ii) the Board of Directors of the affected Company shall succeed to the powers of the Committee and the Board of Directors under the Plan with respect to the Participants described in Section 15(a)(i); and

          (iii) a separate trust containing the Accounts of such Participants shall be created to hold the stock credited to the Participants' Accounts. Such trust shall be substantially the same as the Trust and shall be created pursuant to a trust agreement between the affected Company and the Trustee.

     (b) Company with Publicly Traded Stock That Remains a 50% Affiliate

     In the event that a public market develops for the stock of any Company and immediately after such public market develops such Company remains a member of a "controlled group of corporations" (as that term is defined in Section 414(b) of the Code but substituting the phrase "at least 50%" for the phrase "at least 80%" in each place that it appears in Section 1563(a) of the Code) of which Salomon Inc is a member, the Salomon Stock credited to the Accounts of (i) the Participants who are employed by such Company immediately after such public market develops and (ii) terminated Participants who are not so employed, but who were employed by such Company on the date that their employment with the Companies and Affiliates terminated, shall be converted to equivalent amounts of the publicly traded stock of such Company based on the principles described in
Section 15(a)(i) or its economic equivalent, as the Committee deems appropriate, unless the Committee and the Company determine that such a conversion would be financially detrimental to any Company or Affiliate or such Participants. Thereafter, each such Participant's Accounts shall be maintained in such publicly traded stock or its economic equivalent, as the case may be, and such Company shall cease to participate in the Plans with respect to future Awards.

     (c) Satisfaction of Obligations After a Divestiture

     In the event of a divestiture described in this Section 15, any distributions in respect of the shares credited to the affected Participants' Accounts as of the date of the divestiture shall be deemed to be payments in respect of Salomon Inc's obligations under the Plan, except to the extent such obligations are assumed and discharged by the affected Company.

16. NO SPECIAL EMPLOYMENT RIGHTS

     Nothing contained in the Plan shall confer upon any Participant any right with respect to the continuation of the Participant's employment by any Company or Affiliate or interfere in any way with the right of any Company or Affiliate at any time to terminate such employment or to increase or decrease the compensation of the Participant. Nothing in the Plan shall be deemed to give any employee of any Company or Affiliate any right to participate in the Plan.

17. PAYROLL AND WITHHOLDING TAXES

     All federal, state, local and other withholding tax requirements, if any, attributable to a distribution shall be met pursuant to the following procedures:

          (a) The Companies and Affiliates shall have the right to withhold from any cash amounts payable to a Participant (including salary, bonus or any other amounts payable from any Company or Affiliate to the Participant) an amount sufficient to satisfy such federal, state, local and other withholding tax requirements, prior to the delivery of any certificate or certificates for such shares of Salomon Stock or other payments under the Plan; or

          (b) Salomon Inc shall have the right to require Participants to remit to Salomon Inc in cash an amount sufficient to satisfy such federal, state, local and other withholding tax requirements, prior to the delivery of any certificate or certificates for such shares of Salomon Stock or other payments under the Plan; or

          (c) Salomon Inc (or, if a distribution is to be made from the Trust, the Trustee) shall have the right to withhold a number of such shares, the Daily Value of which on the date the shares are to be distributed to the Participant the Committee determines to be sufficient to satisfy the minimum federal, state, local and other withholding tax requirements under applicable law. In the event that the Trustee withholds shares pursuant to this Paragraph, the Trustee shall distribute such shares from the Trust to Salomon Inc and Salomon Inc shall make appropriate withholding tax payments.

18. TERMINATION AND AMENDMENT

     The Plan may be terminated with respect to any or all Participants at any time by the Board of Directors. Subject to Section 21 hereof, upon such termination the assets of the Accounts of each Participant with respect to whom the Plan has been terminated shall be distributed to each such Participant in order to meet the benefit obligations under the Plan with respect to each such Participant. With respect to any termination effected on or before December 31, 1992, if and to the extent that the Committee determines in its sole discretion that the the following distribution method would not impair the rights of any such Participant in any Award or Rollover theretofore granted or made or any earnings with respect thereto within the meaning of this Section 18, the benefit obligation under the Plan shall be satisfied in the following manner:

          (a) Salomon Inc shall deliver or cause to be delivered to Participants with respect to whom the Plan is terminated certificates for a number of shares of Salomon Stock equal to 60% of the number of whole shares of Salomon Stock allocated to such Participant's Accounts in respect of Awards (including shares reflecting the reinvestment of dividends paid thereon), and cash with respect to 60% of any fractional shares of Salomon Stock allocated to such Participant's Accounts in respect of Awards in an amount equal to the Daily Value of such fractional shares as of the distribution date. The stock certificates so distributed to such Participants shall be restricted as to transferability and shall remain subject to Section 7(c) and 11(c)(ii) of the Plan until the date that a Realization Event would have occurred with respect to such shares had they not been distributed to the Participant, and each such stock certificate shall bear the following legend:

        The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions contained in the Salomon Inc Equity Partnership Plan for Key Employees (the violation of which may result in forfeiture). A copy of the Plan is on file in the office of the Secretary of Salomon Inc, Seven World Trade Center, New York, New York 10048.

Any shares remaining in the Participants' Accounts in respect of the 1990, 1991 and 1992 Awards after the distribution of the shares pursuant to this Section 18(a) shall be distributed to Salomon in exchange for Salomon's undertaking to pay the amounts set forth in Section 18(b).

     (b) On or before December 31, 1992, Salomon Inc shall pay each Participant who receives a distribution under Paragraph (a) of this Section cash equal to the following amounts:

          (i) the Daily Value on December 9, 1992 of 36.24% the shares allocated to the Account of such Participant in respect of Awards granted in 1990;

          (ii) the Daily Value on December 9, 1992 of 35.11% the shares allocated to the Accounts of such Participants in respect of Awards granted in 1991; and

          (iii) 40% of the dollar amount of such Participant's 1992 Awards.

          Notwithstanding Section 17 hereunder, in order to meet all federal, state, local and other withholding tax requirements, if any, attributable to a termination on or before December 31, 1992 described in Paragraphs (a) and (b) of this Section, Salomon Inc shall withhold from any distribution under this Paragraph (b) cash equal to the amount the Committee determines to be sufficient to satisfy the minimum federal, state, local and other withholding tax requirements under applicable law.

     (c) In the event the entire Plan is terminated, the remaining assets, if any, in the Trust after the payment of such benefits shall be paid to Salomon Inc. In the event of a partial termination of the Plan, the assets, if any, remaining in any terminated Accounts shall be held in the Suspense Account and may be used to satisfy Salomon Inc's contribution requirements hereunder; provided, however, that (i) with respect to a termination described in Paragraphs (a) and (b) of this Section, and (ii) in the event of a partial termination of the Plan involving 40% or more of the amounts payable under the Plan immediately prior to such termination, the Board of Directors may elect that any such remaining assets be distributed to Salomon Inc.

     (d) The Plan may be amended by the Board of Directors from time to time in any respect, provided, however, that if and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, no amendment shall be effective without the approval of the shareholders of Salomon Inc, that (a) except as provided in
Section 14 hereof, increases the number of shares of Salomon Stock that may be distributed under the Plan, or (b) materially increases the benefits accruing to individuals under the Plan or (c) materially modifies the requirements as to eligibility for participation in the Plan. No amendment or termination shall be made that would impair the rights of any Participant in any Award or Rollover theretofore granted or made, or any earnings with respect thereto, without such Participant's prior written consent; provided, however, that Salomon Inc may amend the Plan and the Trust from time to time in such a manner as may be necessary to prevent the the trust agreement pursuant to which the Trust is created, the Equity Partnership Plans or the Trust from becoming subject to ERISA and to avoid the current taxation of the assets held in the trusts established in connection with the Equity Partnership Plans to Participants. Neither a Participant's incurring any income tax liability nor the loss of an investment opportunity as a result of the termination of, or, with respect to amounts allocated to Participants' Accounts on or after December 31, 1992, any amendment to, the Plan shall be considered an impairment of the rights of a Participant.

19. PAYMENTS UPON THE DEATH OF A PARTICIPANT

     Each Participant shall have the right to designate in writing from time to time a Beneficiary by filing a written notice of such designation with the Committee. A Participant's designation of a Beneficiary may be revoked by filing with the Trustee an instrument of revocation or a later designation. Any designation or revocation shall be effective when received by the Trustee. In the event of the death of a Participant, any payment required to be made hereunder to such Participant shall be made to such Participant's Beneficiary. Unless the Participant's Beneficiary designation provides otherwise, no person shall be entitled to benefits upon the death of the Participant unless such person survives the Participant. If the Beneficiary designated by a Participant does not survive the Participant or if the Participant has not made a valid Beneficiary designation, such Participant's Beneficiary shall be such Participant's estate. If the Participant's Beneficiary is the Participant's estate, no payment shall be made unless the Committee shall have been furnished with such evidence as the Committee may deem necessary to establish the validity of the payment.

20. SHAREHOLDER APPROVAL REQUIRED

     The Plan, as amended and restated as of January 1, 1994, is subject to approval by the shareholders of Salomon Inc at their annual meeting in May, 1994 in accordance with applicable law, the rules of the New York Stock Exchange and the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. If the Plan is not so approved, then the Plan shall remain in full force and effect without regard to the amendments adopted in March, 1994.

21. EFFECT OF REVOCATION EVENT

     Upon the occurrence of a Revocation Event, the Board of Directors may, in its sole discretion, elect to terminate the Plan, the Trust, or any Participant's Accounts. In the event that the Board of Directors elects to so terminate the Plan, the Trust or any Participant's Accounts as a result of a Revocation Event, in consideration of and as soon as practicable after Salomon Inc's providing the Trustee with a written undertaking to pay to Participants the amount required to be paid under this Section, all amounts held in the Trust (or if the entire Trust is not terminated, any terminated Accounts) shall be distributed to Salomon Inc. Salomon Inc shall, in its sole discretion, (a) pay to each Participant whose Accounts are terminated, as soon as practicable after the date of such termination, a lump sum in cash equal to the Daily Value multiplied by the number of shares of Salomon Stock and cash amounts reflected in each Participant's Accounts as of the date of such termination, (b) distribute to each Participant whose Accounts are terminated, as soon as practicable after the date of such termination, that number of shares of Salomon Stock that would have been distributable to such Participant under the Plan and pay to such Participant at such time any cash allocated to the Participant's Cash Account or (c) distribute to each Participant whose Accounts are terminated that number of shares of Salomon Stock and that amount of cash that would have been distributable to such Participant at such time as shares and cash would have been distributable to such Participant under the Plan, had the Plan continued. If it is finally determined in a proceeding, which Salomon either controls or was offered the right to control and declines, that the Participant's interest in the Trust was taxable to the Participant notwithstanding any termination of such Participant's Accounts in the Trust, Salomon Inc shall pay or distribute the Participant's interest (whether or not the Board of Directors has previously elected to terminate the Plan, the Trust or the Participant's Accounts) in accordance with either (a) or (b) of the preceding sentence.

22. MISCELLANEOUS

     (a) No transfer (other than any transfer made by will or by the laws of descent and distribution) by a Participant of any right to any payment hereunder, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such payment, and the transfer shall be of no force and effect.

     (b) The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of New York, without reference to the principles of conflicts of law.

                                                                      APPENDIX A

                                 AWARD SCHEDULE
                         AWARDS FOR 1991 AND THEREAFTER

                COMPENSATION
               (IN THOUSANDS)                                       AWARD
- ---------------------------------------------   ---------------------------------------------
$0 -- 100....................................                2% of Compensation

Over  100 but not over  300..................   $  2,000 plus    5%   of the excess over $ 100,000

Over  300 but not over  500..................     12,000 plus 12 1/2% of the excess over   300,000

Over  500 but not over  750..................     37,000 plus   20%   of the excess over   500,000

Over  750 but not over 1,000.................     87,000 plus   30%   of the excess over   750,000

Over 1,000 but not over 1,500................    162,000 plus   40%   of the excess over 1,000,000

Over 1,500 but not over 2,000................    362,000 plus   50%   of the excess over 1,500,000

Over 2,000 but not over 2,500................    612,000 plus   60%   of the excess over 2,000,000

Over 2,500...................................    912,000 plus   75%   of the excess over 2,500,000

                                AWARDS FOR 1990

                COMPENSATION
               (IN THOUSANDS)                                       AWARD
- ---------------------------------------------   ---------------------------------------------
$0 -- 100....................................                2% of Compensation

Over  100 but not over  300..................   $  2,000 plus   5% of the excess over $  100,000

Over  300 but not over  500..................     12,000 plus   8% of the excess over    300,000

Over  500 but not over  750..................     28,000 plus  13% of the excess over    500,000

Over  750 but not over 1,000.................     60,500 plus  20% of the excess over    750,000

Over 1,000 but not over 1,500................    110,500 plus  27% of the excess over  1,000,000

Over 1,500 but not over 2,000................    245,500 plus  33% of the excess over  1,500,000

Over 2,000 but not over 2,500................    410,500 plus  40% of the excess over  2,000,000

Over 2,500...................................    610,500 plus  50% of the excess over  2,500,000

                                PHIBRO DIVISION
                         AWARDS FOR 1993 AND THEREAFTER

                COMPENSATION
               (IN THOUSANDS)                                       AWARD
- ---------------------------------------------   ---------------------------------------------
$0 -- 350....................................                         0
Over  350 but not over  500..................      15% of Compensation in excess of $ 350,000

Over  500 but not over 1,000.................   $ 22,500 plus  20% of the excess over $  500,000

Over 1,000...................................    122,500 plus  30% of the excess over  1,000,000

                                                                       EXHIBIT B

                                  SALOMON INC
                            EQUITY PARTNERSHIP PLAN
                              FOR PROFESSIONAL AND
                       OTHER HIGHLY COMPENSATED EMPLOYEES

1. PURPOSE OF THE PLAN

     This Equity Partnership Plan for Professional and Other Highly Compensated Employees is designed to provide participants, as compensation in respect of past services rendered, with a continuing long-term investment in common stock of Salomon Inc, the realization of which will be deferred to a future date. By placing participants in the position of long-term shareholders of Salomon Inc, participants are expected to have the same motivations and interests as other shareholders of Salomon Inc, such as controlling costs (including compensation costs) and seeking to maximize the return on equity of Salomon Inc and its subsidiaries and affiliates and are expected to analyze the activities in which they personally are involved in terms of the overall benefit of such activities to Salomon Inc and its affiliates and subsidiaries, as well as the effect that such activities will have on the participants' individual departments or direct compensation. This plan is intended to be an unfunded "bonus program" (within the meaning of 29 CFR Part 2510.3-2(c)) designed primarily to provide deferred bonuses to a select group of highly compensated or management employees.

2. DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

          (a) "Accounts" shall mean a Participant's Cash Account and Stock Account.

          (b) "Affiliate" shall mean any corporation (other than a Company) which is a member of a "controlled group of corporations" (as that term is defined in Section 414(b) of the Code) of which a Company is a member and any trade or business (whether or not incorporated) under "common control" (as that term is defined in Section 414(c) of the Code) with a Company.

          (c) "Average Cost Per Share" shall mean a cost per share of Salomon Stock calculated as follows:

             (i) After each purchase (or deemed purchase) of shares made in connection with or in anticipation of an Award under an Equity Partnership Plan, the Average Cost Per Share shall be recalculated and shall equal (A) the Total Cost of Net Shares immediately after such purchase, divided by (B) the total number of Net Shares immediately after such purchase.

             (ii) After each allocation of shares from the Suspense Account in respect of Salomon Inc's 17.65% contribution obligation with respect to dividends (or deemed dividends) as provided in Section 8 or under another Equity Partnership Plan, the Average Cost Per Share shall be recalculated and shall equal (A) the Total Cost of Net Shares immediately after such allocation, divided by (B) the total number of Net Shares held immediately after such allocation.

             (iii) Contributions of Salomon Stock to the trusts under the Equity Partnership Plans by Salomon Inc shall be treated as purchases for the Equity Partnership Plans at the Daily Value as of the date of the contribution.

             (iv) Forfeitures under the Equity Partnership Plans (other than certain forfeitures under the Key Employee Plan with respect to Rollovers from the "Partnership Pool Plan" (as that term is defined in the Key Employee Plan) shall be treated as purchases for the Equity Partnership Plans at the Daily Value as of the date of forfeiture of the number of shares forfeited.

             (v) If, on any date that shares of Salomon Stock are purchased for the Equity Partnership Plans any Awards, Rollovers or dividends paid on Salomon Stock allocated to Participants' Accounts (including their "Rollover Accounts" under the Key Employee Plan) are awaiting investment, such purchases shall be deemed to be purchases to satisfy such Awards, Rollovers and dividends, pro rata based on the dollar amounts of such Awards, Rollovers and dividends. Any shares that are purchased in excess of the shares necessary to satisfy such uninvested Awards, Rollovers and dividends shall be held in the Suspense Account and shall be deemed to be purchased in anticipation of awards under the Equity Partnership Plans.

             (vi) Effective as of June 6, 1990, in the event that there are any shares of Salomon Stock remaining in the Suspense Account on January 1 of any calendar year that were purchased or deemed to have been purchased in a prior calendar year, the Average Cost Per Share of such shares shall be deemed to be the Daily Value on the last trading day immediately preceding such January 1.

          (d) "Award" shall mean, with respect to each Participant, an award granted to such Participant with respect to a calendar year by the Committee pursuant to Section 7. An Award shall be deemed to have been made with respect to the calendar year within which ends the Compensation Year by reference to which the year-end bonus related to the Award is calculated and in which a Company would, in the absence of the Plan, have accrued a compensation expense for accounting purposes for the cash value of the Award.

          (e) "Beneficiary" shall mean the person or entity determined to be a Participant's beneficiary pursuant to Section 18 hereof.

          (f) "Board of Directors" shall mean the Board of Directors of Salomon Inc.

          (g) "Cash Account" shall mean (i) a book account maintained by Salomon Inc reflecting, with respect to tendered shares of Salomon Stock credited to a Participant's Accounts, the cash amount to be distributed to a Participant upon a Realization Event and (ii) an account in the Trust reflecting the consideration received as a result of tendering shares of Salomon Stock credited to a Participant's Accounts, adjusted to reflect gains and losses resulting from the Trustee's investment of such amount.

          (h) "Cause" shall mean, when used in connection with the termination of a Participant's employment, the termination of the Participant's employment by a Company or an Affiliate on account of (i) the willful violation by the Participant of (A) any federal or state law, (B) any rule of any Company or Affiliate or (C) any rule or regulation of any regulatory body to which any Company or Affiliate is subject, including, without limitation, the New York Stock Exchange or any other exchange or contract market of which any Company or Affiliate is a member and the National Association of Securities Dealers, Inc., which violation would materially reflect on the Participant's character, competence or integrity, (ii) a breach by a Participant of the Participant's duty of loyalty to the Companies and Affiliates in contemplation of the Participant's termination of the Participant's employment, such as the Participant's pretermination of employment solicitation of customers or employees of any Company or Affiliate or (iii) the Participant's unauthorized removal from the premises of any Company or Affiliate of any document (in any medium or form) relating to any Company or Affiliate or the customers of any Company or Affiliate. Any rights a Company or an Affiliate may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or Affiliate may have under any other agreement with the employee or at law or in equity. If, subsequent to a Participant's voluntary termination of employment or involuntary termination of employment without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall, at the election of the Committee in its sole discretion, be deemed to have been terminated for Cause.

          (i) "Change in Control" shall mean:

             (i) The acquisition by any person (including a group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than Salomon Inc or any of its subsidiaries or Berkshire Hathaway, Inc. or any of its subsidiaries or affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), without the prior written approval of the Board of Directors, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Salomon Stock or the combined voting power of Salomon Inc's then outstanding voting securities in a transaction or series of transactions not approved by a vote of at least a majority of the Continuing Directors (as hereinafter defined); or

             (ii) A change in the composition of the Board of Directors of Salomon Inc such that individuals who, as of January 1, 1988, constitute the Board of Directors of Salomon Inc (generally the "Directors" and as of January 1, 1988 the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to January 1, 1988 whose nomination for election was approved by a vote of at least a majority of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of Salomon Inc, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a Continuing Director.

          (j) "Code" shall mean the Internal Revenue Code of 1986.

          (k) "Committee" shall mean such committee as the Board of Directors shall appoint from time to time to administer the Plan. The Committee shall consist of three or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act.

          (l) "Companies" shall mean Salomon Inc and its subsidiaries and affiliates that have adopted the Plan pursuant to Section 3(a) hereof, while such companies remain subsidiaries or affiliates of Salomon Inc.

          (m) "Company" shall mean Salomon Inc or any of its subsidiaries or affiliates that have adopted the Plan pursuant to Section 3(a) hereof, while any such company remains a subsidiary or affiliate of Salomon Inc.

          (n) "Compensation" shall mean, with respect to a calendar year, the sum of the dollar amounts of an employee's (i) base salary, (ii) night differential, (iii) overtime, (iv) year-end bonus and (v) Award, resulting from services rendered to the Companies, before giving effect to (A) any "compensation reduction election" under the Retirement Plan (as that term is defined in the Retirement Plan) or to any similar compensation reduction election made in connection with a plan within the meaning of Code Section 401(k), (B) any compensation reduction election made in connection with a "cafeteria plan" within the meaning of Code Section 125 and (C) any compensation reduction election made in connection with an "employee stock purchase plan" within the meaning of Code Section 423. Compensation shall not include the amount of any 17.65% contribution made pursuant to Section 8 hereof or the amount of any up-front or "sign-on" bonus paid to any individual.

          (o) "Daily Value" shall mean, with respect to a share of Salomon Stock, the average of the high and low reported sales price regular way per share of Salomon Stock on the New York Stock Exchange Composite Tape, or if Salomon Stock is not traded on such stock exchange, the principal national securities exchange on which Salomon Stock is traded, or if not so traded, the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on any relevant date, or if not so reported, as determined by the Committee in a manner consistently applied.

          (p) "Disability" shall mean any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by any Company and applicable to the Participant.

          (q) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          (r) "Equity Partnership Plans" shall mean the Plan, the Salomon Inc Equity Partnership Plan for Key Employees, and any other equity plan maintained by any Company and designated by the Committee as an Equity Partnership Plan.

          (s) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (t) "Investment Period" shall mean with, respect to an Award, the expiration of the 5-year period beginning on the date as of which such Award is granted. Notwithstanding the foregoing, the Investment Period with respect to an Award shall end upon the Participant's Permissive Retirement that occurs prior to the date on which the Investment Period otherwise would end if the Participant so elects in writing within 45 days after the date the Award is granted.

          (u) "Key Employee Plan" shall mean the Salomon Inc Equity Partnership Plan for Key Employees.

          (v) "Maximum Eligible Compensation" shall mean $300,000 with respect to 1990, effective as of January 1, 1991, with respect to each calendar year after 1990 and before 1995, 1.5 multiplied by the compensation limitation in effect under Section 401(a)(17) of the Code for the immediately preceding calendar year and, with respect to each calendar year beginning in 1995 and thereafter, 2.4 multiplied by the compensation limitation in effect under Section 401(a)(17) for the immediately preceding calendar year.

          (w) "Minimum Eligible Compensation" shall mean $50,000 for calendar year 1990, $77,000 for calendar year 1991, for calendar years after 1991 and before 1995, .37 multiplied by the compensation limitation in effect under Section 401(a)(17) of the Code for the immediately preceding calendar year and, for each calendar year after 1994, .6 multiplied by the compensation limitation in effect under Section 401(a)(17) of the Code for the immediately preceding calendar year.

          (x) "Net Shares" shall mean the number of shares purchased or deemed to have been purchased with respect to Awards and awards under the other Equity Partnership Plans, excluding purchases or deemed purchases with respect to dividends paid on Salomon Stock credited to Participants' Accounts, less the number of shares credited to Participants' Accounts (and not theretofore forfeited) from the Suspense Account.

          (y) "Participant" shall mean an employee of any Company who is determined by the Committee to be eligible to participate in the Plan and who is designated a Participant pursuant to Section 6 hereof.

          (z) "Permissive Retirement" shall mean a Participant's termination of employment with the Companies and Affiliates, other than by reason of death or Disability, on or after the earliest to occur of: (i) the December 31st following the date the Participant attains age 55 and completes 10 years of service determined pursuant to the Retirement Plan; (ii) the Participant's 65th birthday; (iii) the December 31st following the date the Participant completes 25 years of service determined pursuant to the Retirement Plan; or (iv) the later of the date the Participant has completed at least 10 years of service determined pursuant to the Retirement Plan and the December 31st following the date the Participant attains an age which, when added to the Participant's number of years of service determined pursuant to the Retirement Plan, equals 75. The Committee may consider an extended leave of absence to be a termination of employment even though the Participant may render limited services to the Companies or Affiliates during such leave.

          (aa) "Plan" shall mean the Salomon Inc Equity Partnership Plan for Professional and Other Highly Compensated Employees.

          (ab) "Realization Event" shall mean, with respect to an Award, the first to occur of (i) the expiration of the Investment Period with respect to such Award, (ii) the occurrence of a Change in Control, (iii) the termination of the Plan pursuant to Section 17 hereof, (iv) the Participant's termination of employment with a Company or Affiliate as a result of the Participant's Disability or (v) the Participant's death.

          (ac) "Retirement Plan" shall mean the Salomon Brothers Inc Retirement Plan, as amended from time to time.

          (ad) "Revocation Event" shall mean a determination by the Board of Directors in its sole discretion that any of the following has occurred or is likely to occur:

             (i) A determination by the Department of Labor or a court of competent jurisdiction that the assets of the Trust are subject to Part 4 of Subtitle B of Title I of ERISA.

             (ii) A determination by the Department of Labor or a court of competent jurisdiction that the Plan is a "pension plan" (within the meaning of Section 3(2) of ERISA) subject to Parts 2, 3 and 4 of Subtitle B of Title I of ERISA.

             (iii) A determination by the Internal Revenue Service or a court of competent jurisdiction that any amount deposited in the Trust is taxable to any Participant or Beneficiary prior to the distribution to the Participant or Beneficiary of such amount.

             (iv) A determination by Salomon Inc's independent public accountants that the accounting expense to the Companies of maintaining the Accounts under the Plan is based on a value of the shares of Salomon Stock other than such value (A) on the date shares of Salomon Stock are acquired by the Trust or (B) on the date the shares of Salomon Stock are credited to a Participant's Accounts.

          (ae) "Rollover" shall mean an amount transferred to the Key Employee Plan from the Plan or from a "Prior Incentive Plan" (as that term is defined in the Key Employee Plan) pursuant the Key Employee Plan.

          (af) "Salomon Stock" shall mean the common stock of Salomon Inc or any successor thereto.

          (ag) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

          (ah) "Stock Account" shall mean a book account maintained by Salomon Inc and an account maintained in the Trust reflecting, with respect to each Award, the number of shares of Salomon Stock to be distributed to each Participant upon a Realization Event.

          (ai) "Suspense Account" shall mean an account in the Trust in which unallocated shares of Salomon Stock are held.

          (aj) "Total Cost of Net Shares" immediately after a purchase (or deemed purchase) made in connection with or in anticipation of an award under the Equity Partnership Plans or an allocation shall mean the Average Cost Per Share immediately preceding the purchase or allocation, as the case may be, multiplied by the number of Net Shares immediately preceding the purchase or allocation, as the case may be (i) in the case of a purchase, plus (A) the number of such shares purchased multiplied by (B) the amount paid per share, excluding brokerage commissions, for such shares or (ii) in the case of an allocation, minus (A) the number of shares allocated multiplied by (B) the Daily Value on the date of the allocation.

          (ak) "Trust" shall mean any trust established in connection with the Plan.

          (al) "Trustee" shall mean the trustee of the Trust.

3. ELECTION BY A COMPANY TO PARTICIPATE IN THE PLAN

     (a) By appropriate corporate action, subject to the approval of the Board of Directors, any subsidiary or affiliate of Salomon Inc may adopt the Plan. Such subsidiary or affiliate may recommend to the Committee which of its employees should be eligible to participate in the Plan.

     (b) By appropriate corporate action, a Company may terminate its participation in the Plan.

     (c) No affiliate or subsidiary of Salomon Inc that participates in the Plan shall have any power with respect to the Plan except as specifically provided in the Plan.

     (d) As a condition of participation in the Plan, Salomon Inc shall require any subsidiary or affiliate to enter an agreement or agreements to obligate such subsidiary or affiliate to pay to Salomon Inc, in cash, the appropriate value, as determined by the Board of Directors, of any Salomon Stock that Salomon Inc contributes to the Trust in respect of the Participants employed by such subsidiary or affiliate. In addition, Salomon Inc may require any subsidiary or affiliate to enter into such other agreement or agreements as it shall deem necessary to obligate such subsidiary or affiliate to reimburse Salomon Inc for any other amounts paid by Salomon Inc hereunder, directly or indirectly, in respect of such subsidiary's or affiliate's employees.

4. STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 13 hereof, shares of Salomon Stock may be allocated to Participants' accounts under the Equity Partnership Plans in an amount that, in the aggregate since the inception of the Equity Partnership Plans in 1990, does not exceed 40,000,000 shares. In the event that any shares of Salomon Stock allocated to a Participant's accounts under the Equity Partnership Plans are forfeited for any reason, the number of shares of Salomon Stock forfeited shall again be available for allocation under the Equity Partnership Plans.

5. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The Committee shall have full authority, consistent with the Plan, to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan and such forms of elections as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all parties. Committee decisions shall be made by a majority of its members present at a meeting (which meeting may be held by telephone) at which a quorum is present. Any decision reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held. All expenses of the Plan shall be borne by Salomon Inc.

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Companies shall indemnify and hold harmless each member of the Committee and each other director or employee of the Companies to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost, expense (including counsel fees, which fees shall be paid as incurred) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any action, omission or determination relating to the Plan, if such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Companies, and with respect to any criminal action or proceeding, such member had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contender or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Companies, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

6. ELIGIBILITY

     The persons who shall be eligible to participate in the Plan with respect to a calendar year shall be such employees or classes of employees of the Companies (a)(i) whose principal work location during such calendar year is within the United States of America or (ii) who are citizens of the United States of America, whose principal work location during such calendar year is outside of the United States of America and who do not participate in a plan maintained by their employer during such calendar year that the Committee determines to be comparable to the Plan, (b) who are (i) production employees who are in job classifications designated as "professional" or (ii) non-production employees whose annualized Compensation with respect to such calendar year is at least equal to the Minimum Eligible Compensation, (c) whose annualized Compensation for such calendar year is less than the Maximum Eligible Compensation and (d) who are designated as eligible to participate in the Plan by the Committee. The Committee may from time to time add or exclude from participation one or more individuals or classes of individuals. Each eligible individual shall become a Participant effective on the date as of which the individual (or class of individuals including such individual) is designated as a Participant.

7. AWARDS UNDER THE PLAN

     (a) Awards

          (i) Subject to Paragraphs (ii) and (iii) of this Section, the Committee shall grant Awards to Participants pursuant to the schedule attached hereto as Appendix A. The Committee may from time to time and in its sole discretion amend the schedule contained in Appendix A. Any such schedule shall provide for Awards based on a percentage of a Participant's Compensation with respect to a calendar year, and will reduce the Participant's cash bonus that would otherwise be payable with respect to such calendar year.

          (ii) Notwithstanding the schedule attached hereto as Appendix A or any amendment thereto, no Award to a Participant with respect to a calendar year will exceed the dollar amount of the bonus (excluding the amount of any up-front or sign-on bonus) payable to such Participant with respect to such calendar year, before reduction for any Award with respect to such calendar year, but reduced by the portion of the bonus (other than an up-front or sign-on bonus) contributed by the Companies pursuant to the Participant's salary reduction election to (A) the Retirement Plan or any similar plan, (B) a "cafeteria plan" within the meaning of Code Section 125 or (C) an "employee stock purchase plan" within the meaning of Code Section 423.

          (iii) Notwithstanding the foregoing, effective as of January 1, 1991, unless the Committee determines otherwise in its sole discretion, the following individuals shall not be entitled to receive an Award for a calendar year (whether or not Awards already have been allocated to Participants for such calendar year):

             (A) an individual who, prior to December 31 of such calendar year, has notified the applicable Company or Affiliate that the individual intends to terminate employment with the Companies and Affiliates effective in such calendar year or the next succeeding calendar year;

             (B) an individual who, prior to December 31 of such calendar year, has been notified by the applicable Company or Affiliate that the individual's employment with the Companies and Affiliates will be terminated effective in such calendar year or the next succeeding calendar year; or

             (C) an individual whose employment with the Companies and Affiliates terminates prior to the end of such calendar year.

     (b) Vesting of Awards

     Subject to Sections 7(a)(iii) and 10, each Award shall be 100% vested in each Participant, except that a Participant shall forfeit any Award if, prior to the Realization Event for that Award, the Participant's employment with a Company or an Affiliate is (or is deemed to have been) terminated by such Company or Affiliate for Cause.

8. FUNDING OF THE PLAN

     The Plan shall be unfunded. Benefits under the Plan shall be paid from the general assets of Salomon Inc. Salomon Inc shall establish the Trust, which shall be intended to be a "grantor trust" within the meaning of Section 671 of the Code, pursuant to a trust agreement, to assist Salomon Inc in meeting its obligations hereunder. Such trust agreement shall provide that the Trust shall be invested primarily in Salomon Stock.

     The trust agreement creating the Trust shall contain procedures to the following effect:

          (a) In the event of the insolvency of any Company, the assets of the Trust shall be available to pay the claims of any creditor of such Company to whom a distribution may be made in accordance with state and federal bankruptcy laws. A Company shall be deemed to be "insolvent" if such Company is subject to a pending proceeding as a debtor under the Federal Bankruptcy Code (or any successor federal statute) or any state bankruptcy code. In the event a Company becomes insolvent, the Board of Directors and the Chief Executive Officer of Salomon Inc shall notify the Trustee of the event as soon as practicable. Upon receipt of such notice, or if the Trustee receives other written allegations of such Company's insolvency from a third party considered by the Trustee to be reliable and responsible, the Trustee shall cease making payments of benefits from the assets of the Trust, shall hold the assets in the Trust for the benefit of such Company's creditors and shall take such steps as are necessary to determine within a reasonable period of time whether such Company is insolvent. In making such determination, the Trustee may rely upon a certificate of the Board of Directors and the Chief Executive Officer of Salomon Inc or a determination by a court of competent jurisdiction that such Company is or is not insolvent. In the case of the Trustee's determination of such Company's insolvency, the Trustee will deliver assets of the Trust to satisfy claims of such Company's creditors pursuant to a final order of a court of competent jurisdiction.

          (b) The assets of the Trust shall be available to pay any claim or claims of any judgment creditor or judgment creditors of any Company to the extent such claim or claims are then payable and the Company otherwise shall fail to pay such claim or claims. The Board of Directors and the Chief Executive Officer of Salomon Inc shall notify the Trustee as soon as practicable in the event of any such failure of any Company to pay a judgment creditor. Upon receipt of such notice, or if the Trustee receives other written allegations of any Company's such failure to pay a judgment creditor or judgment creditors from a third party considered by the Trustee to be reliable and responsible, the Trustee shall, to the extent of such failure, hold the assets of the trusts under the Equity Partnership Plans for the benefit of such judgment creditor or judgment creditors and shall take such steps as are necessary to determine within a reasonable period of time whether such creditors are entitled to payment. In making such determination, the Trustee may rely upon a certificate of the Board of Directors and the Chief Executive Officer of Salomon Inc or a determination by a court of competent jurisdiction that such creditors are or are not entitled to payment. In the case of the Trustee's determination of any such Company's failure to pay a judgment creditor or judgment creditors, the Trustee will deliver assets of the trusts under the Equity Partnership Plans to satisfy claims of such Company's judgment creditors as directed pursuant to a final order of a court of competent jurisdiction. In the event that the Trustee is required to hold any assets of the trusts under the Equity Partnership Plans for the benefit of any judgment creditor, Participants' Accounts shall be ratably reduced by such amount.

          (c) In the event the Trustee ceases making payments of benefits as a result of a Company's insolvency, the Trustee shall resume making payments of benefits only after the Trustee has determined that no Company is then insolvent or upon receipt of an order of a court of competent jurisdiction requiring the payment of benefits. In the event the Trustee holds any assets in the trusts under the Equity Partnership Plans for the benefit of a judgment creditor of a Company, the Trustee shall, if the Trustee determines that no Company then owes any such amount to a judgment creditor, allocate the then remaining amounts that had been held for the benefit of any such judgment creditor to the Participants' Accounts that were reduced, pro rata in proportion to the excess of the reduction in each such Participant's Accounts over the amounts paid by Salomon Inc to each such Participant as a result of such reduction. No Participant shall receive a restoration that exceeds the amount of the reduction together with the earnings that would have accrued had no reduction been effected, less amounts paid to the Participant by Salomon Inc as a result of the reduction. Notwithstanding the provisions of this Section 8(c), the Trustee shall restore Participants' Accounts in accordance with an order of a court of competent jurisdiction. In the event the amount available for restoration exceeds the amount required to be restored to Participants' Accounts, such excess shall be allocated to the Suspense Account and shall be treated as a purchase for the Plans at the Daily Value as of the date of such allocation. In making any determination under this Section, the Trustee may rely upon a certificate of the Board of Directors and the Chief Executive Officer of Salomon Inc.

          (d) The Trustee shall reinvest all dividends paid on Salomon Stock held in the Trust in Salomon Stock as follows:

             (i)(A) Subject to Paragraph (d)(i)(B) of this Section, as soon as practicable after the payment date for dividends paid (or deemed paid) on Salomon Stock credited (or deemed to be credited) to Participants' Accounts, other than Salomon Stock credited to Participants' Rollover Accounts with respect to a Rollover from a Prior Incentive Plan, Salomon Inc shall contribute to the Trust, as compensation to Participants, an amount equal to 17.65% of such dividends (or deemed dividends) (less required withholding taxes, if any). As soon as practicable after receipt of such dividends (or deemed dividends) and such 17.65% contribution, the Trustee shall use such dividends (or deemed dividends) and contribution to purchase Salomon Stock.

             (B) To the extent that the Committee elects by notice to the Trustee, Salomon Inc's 17.65% contribution obligation shall be satisfied out of the Suspense Account. Effective as of January 1, 1991, if the Committee makes such an election, the contribution obligation shall be satisfied (1) first from the dividends paid on shares of Salomon Stock held in the Suspense Account and (2) second from shares of Salomon Stock held in the Suspense Account, based on the Daily Value of the shares on the relevant payment date. Any such share shall be deemed to have been purchased at such Daily Value for allocation purposes.

             (C) Shares of Salomon Stock purchased or deemed purchased pursuant to this Section 8(d)(i) shall be allocated to the Participant's Accounts with respect to which they were purchased.

             (ii) As soon as practicable after the payment date for dividends paid on Salomon Stock credited to Participants' Rollover Accounts as of the record date for such dividends with respect to a Rollover from a Prior Incentive Plan, the Trustee shall use the amount of such dividends to purchase Salomon Stock. Shares of Salomon Stock purchased pursuant to this Section 8(d)(ii) shall be allocated to the Participant's Rollover Account with respect to which they were purchased.

             (iii) As soon as practicable after receipt of dividends paid on Salomon Stock held in the Suspense Account, the Trustee shall use the amount of such dividends to purchase Salomon Stock. Shares of Salomon Stock purchased pursuant to this Section 8(d)(iii) (other than with dividends used to satisfy Salomon Inc's contribution obligation pursuant to Paragraph (d)(i)(B)) shall be held in the Suspense Account.

          (e) Notwithstanding any other provision hereunder, Salomon Inc may, at any time, by notice to the Trustee, substitute for part or all of the assets held by the Trust other assets of equal fair market value at the time of such substitution. The fair market value of any shares of Salomon Stock being substituted shall be the Daily Value of such shares of Salomon Stock on the day as of which the substitution is to be effected. The Trustee shall distribute to Salomon Inc the assets to be substituted as soon as practicable after receipt of a notice of substitution but in no case later than 7 days thereafter; provided, however, that in the event Salomon Inc elects to substitute Salomon Stock held in the Trust within 90 days prior to the record date of a meeting of the shareholders of Salomon Inc or on or after the commencement of a tender offer with respect to Salomon Stock, the Trustee shall continue to hold the Salomon Stock to be substituted and shall make voting decisions at such meeting and shall make tender decisions with respect to such Salomon Stock pursuant to Section 12 of the Plan. As soon as practicable after the conclusion of such meeting or the expiration of such tender offer, as the case may be, the Trustee shall distribute such shares of Salomon Stock from the Trust to Salomon Inc.

     Notwithstanding the foregoing, the Committee shall be permitted to modify or eliminate the provisions described in Sections 8(a), (b), (c) and (e) if and to the extent it determines that such action is appropriate based on advice of counsel.

9. MAINTENANCE OF ACCOUNTS

     (a) Stock Account

          (i) If, on November 30 of any calendar year, the number of shares held in the Suspense Account is at least equal to (A) with respect to Awards granted for the 1990 calendar year, 80% of the amount of shares necessary to satisfy the total amount of Awards granted for such calendar year and
     (B) with respect to Awards granted for each calendar year thereafter, 90% of the amount of shares necessary to satisfy the total amount of Awards granted for such calendar year, each Participant's Stock Account shall be credited with a number of shares of Salomon Stock equal to the dollar amount of such Participant's Award divided by the product of .85 multiplied by the Average Cost Per Share of Salomon Stock on November 30 of the calendar year for which the Award was granted to such Participant. In the Event that on any such November 30 the number of shares held in the Suspense Account is less than 80% or 90%, as the case may be, of the number of shares necessary to satisfy the total amount of Awards granted for such calendar year, each Participant's Stock Account shall be credited with a number of shares of Salomon Stock equal to the dollar amount of such Participant's Award divided by the product of .85 multiplied by the Average Cost Per Share of Salomon Stock on the date on which the shares are credited to such Participant's Stock Account.

          (ii) If, as of the date an Award is granted, the number of shares held in the Suspense Account is insufficient to satisfy such Award, the date on which Salomon Stock in respect of such Award is credited to a Participant's Stock Account shall be deferred until such date as the number of shares held in the Suspense Account equals or exceeds the number of shares with respect to such Award.

          (iii) If the date as of which Awards are granted for a calendar year is on or prior to the record date for the dividends payable on Salomon Stock but the number of shares held in the Suspense Account is insufficient to satisfy such Awards, (A) for purposes of Sections 8(d) and 9(a)(iv), the shares held in the Suspense Account shall be treated as held in each Participant's Stock Account pro rata in proportion to each Participant's Award for such calendar year and (B) Salomon Inc shall make a contribution to the Trust equal to the difference between (1) the dividends that would have been paid on shares in respect of Awards for such calendar year had the Suspense Account held sufficient shares to satisfy the Awards for such calendar year and (2) the dividends actually paid on the shares held in the Suspense Account. For purposes of Sections 8(d) and 9(a)(iv), the Salomon Inc contribution described in clause (B) of this Section shall be treated as a dividend paid on Salomon Stock held in a Participant's Stock Account, pro rata in proportion to each Participant's Award for such calendar year.

          (iv) As of the payment date for dividends paid (or deemed paid) on Salomon Stock held (or deemed held) in a Participant's Stock Account as of the record date for such dividends, each such Participant's Stock Account shall be credited with the number of shares of Salomon Stock that are in fact purchased or deemed to have been purchased with such dividends and the additional 17.65% compensation contribution made in respect of such dividends, as determined pursuant to Section 8(d).

          (v) Each Participant's Stock Account shall be reduced by the number of shares of Salomon Stock distributed to the Participant in respect of an Award, whether such shares are distributed from the Trust or directly from Salomon Inc.

     (b) Cash Account

     In the event that a Participant shall elect to tender shares of Salomon Stock held in the Participant's Accounts pursuant to Section 12(b)(i), the number of shares of Salomon Stock credited to such Participant's Accounts that are tendered shall be converted to a dollar amount-per-share equal to the consideration received in respect of such tender. Such dollar amount shall thereafter be held in the Participant's Cash Account and shall be credited with interest during the period beginning on the date as of which such shares were tendered and ending on the last day of the month immediately preceding the month in which such amounts are paid to the Participant at a rate which, through the end of the first calendar month in such period, shall equal the London Interbank Offered Rate (LIBOR) for 1-month deposits that appears in The Wall Street Journal on the date immediately preceding the date that such shares were tendered, and which shall be recalculated for each successive 1-month period based on the London Interbank Offered Rate (LIBOR) for 1-month deposits published in The Wall Street Journal on the last day of each preceding calendar month. If such rate does not appear in The Wall Street Journal on any date as provided above, then such rate shall be the last such rate that appeared in The Wall Street Journal prior to the date of determination set forth above.

10. PAYMENTS UNDER THE PLAN

     Within 30 business days after the occurrence of a Realization Event with respect to an Award, Salomon Inc shall deliver or cause to be delivered to the Participant (a) certificates for a number of shares of Salomon Stock equal to the number of whole shares of Salomon Stock credited to such Participant's Accounts as of the Realization Event as a result of such Award (including shares reflecting the reinvestment of dividends paid thereon), and cash with respect to any fractional shares of Salomon Stock credited to such Participant's Accounts in an amount equal to the Daily Value of such fractional shares as of the Realization Event, and (b) with respect to a Participant who has directed the Trustee to tender shares of Salomon Stock allocated to the Participant's Accounts, the dollar amount credited to a Participant's Cash Account as of the Realization Event in respect of such Award. In the event that shares of Salomon Stock that are allocated to a Participant's Accounts as of the record date for a dividend are to be distributed to the Participant prior to the payment date for such dividend, Salomon Inc shall deliver or cause to be delivered from the Suspense Account to the Participant a number of shares of Salomon Stock equal to the number of whole shares, and cash with respect to that number of fractional shares, of Salomon Stock that could have been purchased with the amount of such unpaid dividends, plus 17.65% thereof, at the Daily Value as of the Realization Event. Notwithstanding the fact that Salomon Inc establishes the Trust for the purpose of assisting it in meeting its obligations under the Plan, Salomon Inc shall remain obligated to pay the amounts credited to the Participants' Accounts. Nothing shall relieve Salomon Inc of its liabilities under the Plan except to the extent amounts are paid to Participants or Beneficiaries from assets of the Trust.

     The Plan's principal purpose is to provide Participants with a continuing long-term investment in Salomon Stock. In order to accomplish that principal purpose, it is imperative that Participants generally be required to remain invested in the Salomon Stock credited to their Accounts until the occurrence of a Realization Event with respect to such Salomon Stock. Accordingly:

          (a) in the event that a court of competent jurisdiction finally determines that Salomon Inc is obligated to distribute to a Participant, Beneficiary or any other person certificates representing any shares of Salomon Stock credited to a Participant's Accounts prior to the occurrence of a Realization Event with respect to such shares, the stock certificates so distributed to such Participant, Beneficiary or other person shall be restricted as to transferability until the date that a Realization Event would have occurred with respect to such shares had they not been distributed to the Participant, Beneficiary or other person and remained subject to the Plan, and each such stock certificate shall bear the following legend:

        The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions contained in the Salomon Inc Equity Partnership Plan for Professional and Other Highly Compensated Employees (the violation of which may result in forfeiture). A copy of the Plan is on file in the office of the Secretary of Salomon Inc, Seven World Trade Center, New York, New York 10048; and

          (b) effective with respect to distributions of Salomon Stock allocated to Participants' Accounts with respect to Awards under the Equity Partnership Plans on or after March 4, 1992, prior to receiving any distribution of such shares, each Participant shall be required to certify in a form acceptable to the Committee that at no time after March 4, 1992 and before the occurrence of the Realization Event with respect to which the distribution is to be made has the Participant, directly or indirectly, held any equity or derivative security position with respect to Salomon Stock, such as a short sale, a long put option or a short call option, that increases in value as the value of Salomon Stock decreases. If the Participant does not make the certification required by this Paragraph, the Participant shall receive a distribution with respect to such Award or Rollover equal to the number of shares of Salomon Stock otherwise to be distributed as of the Realization Event reduced by .15 multiplied by the number of shares of Salomon Stock otherwise to be distributed as of the Realization Date in respect of Awards made on or after March 4, 1992 and the number of shares by which the distribution is reduced shall be forfeited as of the Realization Event. In the event that a Participant makes a false certification, the Participant shall forfeit all of the shares allocated to his accounts in respect of Awards under the Equity Partnership Plans on or after March 4, 1992 as of such Realization Event. All amounts forfeited hereunder shall be treated as purchases for the Equity Partnership Plans at the Daily Value as of the date of forfeiture of the number of shares forfeited pursuant to Section 2(c)(iv) hereof.

          (c) Effective with respect to Awards granted on or after December 1, 1993, notwithstanding any other provision hereunder, if and to the extent that the Committee determines any Company's or Affiliate's Federal tax deduction in respect of a distribution under the Plan may be limited as a result of Section 162(m) of the Code, the Committee may delay such distribution as provided below. In the event the Committee determines to delay a distribution, the Committee shall convert the shares of Salomon Stock to a dollar amount equal to the product of (i) the Daily Value of Salomon Stock on the date such shares otherwise would have been distributed to the Participant multiplied by (ii) the number of shares of Salomon Stock that otherwise would have been distributed to the Participant in the absence of this Section 10(c). Such amount shall then be credited to the Participant's Cash Account. The amount so credited to the Participant's Cash Account shall, subject to the second succeeding sentence, be credited with interest during the period beginning on the date on which the distribution would have been made in the absence of this Section 10(c) and ending on the last day of the month immediately preceding the month in which such amount is paid to the Participant, at a rate which, through the end of the first calendar month in such period, shall equal the London Interbank Offered Rate for 1-month deposits that appears in The Wall Street Journal on the date immediately preceding the date on which the distribution would have been made in the absence of this Section, and which shall be recalculated for each successive 1-month period based on the London Interbank Offered Rate for 1-month deposits published in The Wall Street Journal on the last day of each preceding calendar month. If such rate does not appear in The Wall Street Journal on any date as provided above, then such rate shall be the last such rate that appeared in The Wall Street Journal prior to the date of determination set forth above. The Committee may, in its discretion, elect not to credit interest to the Participant's Cash Account at the London Interbank Offered Rate as described above, but instead to adjust the amount so credited to the Participant's Cash Account to reflect gains and losses that would have resulted from the investment of such amount in any investment vehicle or vehicles selected by the Committee. Part or all of the amount credited to the Participant's Cash Account hereunder shall be paid to the Participant at such times as shall be determined by the Committee, if and to the extent the Committee determines that a Company's or an Affiliate's deduction for any such payment will not be reduced by Section 162(m) of the Code. Notwithstanding the foregoing, the entire balance credited to the Participant's Cash Account hereunder shall be paid to the Participant within 30 days after the earlier of (A) the date the Participant ceases to be a "covered employee" within the meaning of Section 162(m) of the Code or
     (B) the occurrence of a Change in Control.

11. SECURITIES MATTERS

     (a) Subject to Section 10, with respect to shares of Salomon Stock allocated to Participant's Accounts in respect of Awards or Rollovers granted or made on or before December 31, 1992, Salomon Inc shall use its best efforts to assure that any securities distributed to Participants hereunder are marketable at the time of distribution, including, to the extent required under applicable law, effecting the registration pursuant to the Securities Act of any shares of Salomon Stock to be distributed hereunder or effecting similar compliance under any state laws.

     (b) Subject to Section 10, with respect to shares of Salomon Stock allocated to Participants' Accounts in respect of Awards or Rollovers granted or made after December 31, 1992, Salomon Inc shall use its best efforts to assure that any securities distributed to Participants hereunder on or after the Realization Date for the Award or Rollover with respect to which the distribution is made are marketable at the time of distribution, including, to the extent required under applicable law, effecting the registration pursuant to the Securities Act of any shares of Salomon Stock to be distributed hereunder or effecting similar compliance under any state laws.

     (c) Notwithstanding anything herein to the contrary, Salomon Inc shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Salomon Stock pursuant to the Plan unless and until Salomon Inc is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Salomon Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Salomon Stock pursuant to the terms hereof, the recipient of such shares to make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (d) Without limitation on the Committee's powers pursuant to Paragraph (a) of this Section, if and to the extent required by Rule 16b-3 promulgated under
Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, the Committee may (i) restrict a Participant's ability to sell any shares of Salomon Stock distributed to such Participant hereunder until the expiration of 6 months (or such other period as the Committee deems appropriate) after the date as of which such shares were allocated to the Participant's Accounts, (ii) in lieu of distributing shares of Salomon Stock that were allocated to a Participant's Accounts within 6 months (or such other period as the Committee deems appropriate) prior to the Realization Event, distribute a cash amount equal to the Daily Value of such Salomon Stock as of the Realization Event, or (iii) impose such other conditions on the exercise of any election under the Plan or in connection with any distribution under the Plan as the Committee deems appropriate.

12. VOTING AND TENDER OF SALOMON STOCK

     (a) Voting Rights

          (i) Each Participant shall be entitled to direct the Trustee, and the Trustee shall have no discretion, as to the manner in which Salomon Stock that is entitled to vote and is allocated to such Participant's Accounts is to be voted. The Trustee shall vote combined fractional shares, to the extent possible, to reflect the directions of the Participants holding such shares.

          (ii) The Trustee shall have no discretion as to the voting of (A) any Salomon Stock allocated to any Participant's Accounts for which the Trustee does not receive affirmative and valid Participant voting directions and
     (B) any Salomon Stock held in the Suspense Account. The Trustee shall vote such Salomon Stock in the same proportions as Salomon Stock held in the Trust for which the Trustee receives affirmative and valid Participant voting instructions under the Equity Partnership Plans or which the Trustee votes pursuant to Paragraph (a)(iii).

          (iii) Notwithstanding any other provision of this Section, the Trustee shall vote the shares held in the Accounts of any Participant with respect to whom counsel to Salomon Inc advises the Participant would be taxed on the value of the Participant's Accounts if the Participant were permitted to direct the voting of shares in the same proportions as Salomon Stock held in the Trust for which the Trustee receives affirmative and valid Participant voting instructions.

     (b) Tender Rights

          (i) If any person shall commence a tender or exchange offer or any similar transaction with respect to Salomon Stock, each Participant shall be entitled to direct the Trustee, and the Trustee shall have no discretion, as to whether the Salomon Stock allocated to such Participant's Accounts is to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law). The Trustee shall tender shares of Salomon Stock allocated to any Participant's Accounts for which the Trustee shall have received affirmative and valid

     Participant directions to tender (except to the extent such directions are revoked prior to such tender); the Trustee shall revoke the tender of shares of Salomon Stock allocated to any Participant's Accounts for which the Trustee shall have received affirmative and valid Participant directions to revoke such tender.

          (ii) The Trustee shall have no discretion as to whether or not to tender, or whether to revoke tenders with respect to any Salomon Stock held in the Suspense Account. The Trustee shall tender or not and shall revoke tenders with respect to shares of Salomon Stock held in the Suspense Account in the same proportions as the shares of Salomon Stock held in the Trust for which the Trustee receives affirmative and valid Participant directions under the Equity Partnership Plans whether or not to tender and whether to revoke such tender.

          (iii) The Trustee shall not tender, or revoke the tender of, shares allocated to Participant's Accounts for which the Trustee does not receive affirmative and valid Participant directions.

          (iv) To the extent that a Participant elects to tender shares of Salomon Stock held in the Participant's Accounts, the Trustee shall transfer the consideration the Trustee receives as a result of such tender to the Participant's Cash Account.

          (v) Notwithstanding any other provision of this Section, the Trustee shall tender or not and shall revoke tenders with respect to shares of Salomon Stock held in the Accounts of Participants with respect to whom counsel to Salomon Inc advises that the Participant would be taxed on the value of the Participant's Accounts if the Participant were permitted to direct the tender of shares, in the same proportions as the shares of Salomon Stock held in the Trust for which the Trustee receives affirmative and valid Participant directions whether or not to tender and whether to revoke such tender.

     (c) Tender Prior to Allocation

     In the event the Trustee is required to make any tender decision prior to the date on which any shares of Salomon Stock are allocated to any Participant's Accounts, the Trustee shall poll the participants under the Equity Partnership Plans (other than the Participants described in Paragraph (b)(v) of this Section) and shall tender or revoke tenders with respect to shares in proportion to the number of tender or revocation directions received by such participants. Each such participant shall have one vote.

     (d) Notices and Information Statements

     Salomon Inc shall provide the Trustee and each Participant with notices and information statements (including proxy statements) when voting rights are to be exercised, and with respect to tender, exchange or similar offers, at the same time and in the same manner (except to the extent the Exchange Act requires otherwise) as such notices and information statements (including proxy statements) are provided to shareholders of Salomon Inc generally.

     (e) Confidentiality of Voting and Tender Directions

     The Trustee shall devise and implement a procedure that is designed to assure the confidentiality of any Participant's voting or tender directions so that in directing the Trustee to vote or tender any shares of Salomon Stock, Participants are in fact rendering independent decisions without influence from any Company. Salomon Inc shall cooperate with the Trustee in devising and implementing such procedures to the extent the Trustee so requests.

     (f) Shares Not Entitled to Vote Prior to Approval

     Prior to the receipt of the shareholder approval required under Section 19, no shares held in the Suspense Account shall be voted to the extent that such shares represent shares in excess of the maximum number of shares authorized under the Equity Partnership Plans as amended and restated as of December 11, 1992.

13. ADJUSTMENT OF ACCOUNTS IN CERTAIN EVENTS

     (a) Unless the Committee otherwise determines, a Participant's Accounts shall be adjusted to reflect any securities, cash and other property received with respect to shares of Salomon Stock credited to such Participant's Accounts as a result of any stock dividend or split, recapitalization, extraordinary dividend, merger, consolidation, combination or exchange of shares or similar change or any other event that the Committee, in its sole discretion, deems appropriate. The purpose of this adjustment is to treat Participants as if they were shareholders of Salomon Stock with respect to the number of shares credited to their Accounts. However, the Committee may, in its sole discretion, convert any securities, cash or other property that would have been received in respect of shares of Salomon Stock credited to a Participant's Accounts into an equivalent number of equity securities of Salomon Inc or any successor company or into cash or other property of equivalent value.

     (b) In the event of any change in the number of shares of Salomon Stock outstanding by reason of any stock dividend or split, recapitalization, extraordinary dividend, merger, consolidation, combination or exchange of shares or similar corporate change or any other event that the Committee, in its sole discretion, deems appropriate, the maximum aggregate number of shares of Salomon Stock subject to the Equity Partnership Plans shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Salomon Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Salomon Stock subject to the Equity Partnership Plans as the Committee may deem appropriate.

     (c) Except as is expressly provided in this Section, a Participant shall have no rights as a result of any stock dividend or split, recapitalization, extraordinary dividend, merger, consolidation, combination or exchange of shares or similar corporate change.

14. CERTAIN DIVESTITURES

     (a) Company with Publicly Traded Stock That No Longer Is a 50% Affiliate

     In the event of any transaction immediately after which any Company both ceases to be a member of a "controlled group of corporations" (as that term is defined in Section 414(b) of the Code but substituting the phrase "at least 50%" for the phrase "at least 80%" in each place that it appears in Section 1563(a) of the Code) of which Salomon Inc is a member and either has stock that is publicly traded or is a member of a "controlled group of corporations" (as that term is defined in Section 414(b) of the Code) with any trades or businesses, one or more members of which have publicly traded stock as a result of the transaction:

          (i) the Salomon Stock credited to the Accounts of (A) Participants who are employed by such Company immediately after the transaction and (B) terminated Participants who are not so employed, but who were employed by such Company on the date that their employment with the Companies and Affiliates terminated, shall be converted to equivalent amounts of such publicly traded stock based on the relative values of such publicly traded stock and Salomon Stock immediately after the transaction. Thereafter, each such Participant's Accounts shall be maintained in such publicly traded stock and such Company shall cease to participate in the Plan with respect to future Awards;

          (ii) the Board of Directors of the affected Company shall succeed to the powers of the Committee and the Board of Directors under the Plan with respect to the Participants described in Section 14(a)(i); and

          (iii) a separate trust containing the Accounts of such Participants shall be created to hold the stock credited to the Participants' Accounts. Such trust shall be substantially the same as the Trust and shall be created pursuant to a trust agreement between the affected Company and the Trustee.

     (b) Company with Publicly Traded Stock That Remains a 50% Affiliate

     In the event that a public market develops for the stock of any Company and immediately after such public market develops such Company remains a member of a "controlled group of corporations" (as that term is defined in Section 414(b) of the Code but substituting the phrase "at least 50%" for the phrase "at least 80%" in each place that it appears in Section 1563(a) of the Code) of which Salomon Inc is a member, the Salomon Stock credited to the Accounts of (i) the Participants who are employed by such Company immediately after such public market develops and (ii) terminated Participants who are not so employed, but who were employed by such Company on the date that their employment with the Companies and Affiliates terminated, shall be converted to equivalent amounts of the publicly traded stock of such Company based on the principles described in
Section 14(a)(i) or its economic equivalent, as the Committee deems appropriate, unless the Committee and the Company determine that such a conversion would be financially detrimental to any Company or Affiliate or such Participants. Thereafter, each such Participant's Accounts shall be maintained in such publicly traded stock or its economic equivalent, as the case may be, and such Company shall cease to participate in the Plans with respect to future Awards.

     (c) Satisfaction of Obligations After a Divestiture

     In the event of a divestiture described in this Section 14, any distributions in respect of the shares credited to the affected Participants' Accounts as of the date of the divestiture shall be deemed to be payments in respect of Salomon Inc's obligations under the Plan, except to the extent such obligations are assumed and discharged by the affected Company.

15. NO SPECIAL EMPLOYMENT RIGHTS

     Nothing contained in the Plan shall confer upon any Participant any right with respect to the continuation of the Participant's employment by any Company or Affiliate or interfere in any way with the right of any Company or Affiliate at any time to terminate such employment or to increase or decrease the compensation of the Participant. Nothing in the Plan shall be deemed to give any employee of any Company or Affiliate any right to participate in the Plan.

16. PAYROLL AND WITHHOLDING TAXES

     All federal, state, local and other withholding tax requirements, if any, attributable to a distribution shall be met pursuant to the following procedures:

          (a) The Companies and Affiliates shall have the right to withhold from any cash amounts payable to a Participant (including salary, bonus or any other amounts payable from any Company or Affiliate to the Participant) an amount sufficient to satisfy such federal, state, local and other withholding tax requirements, prior to the delivery of any certificate or certificates for such shares of Salomon Stock or other payments under the Plan; or

          (b) Salomon Inc shall have the right to require Participants to remit to Salomon Inc in cash an amount sufficient to satisfy such federal, state, local and other withholding tax requirements, prior to the delivery of any certificate or certificates for such shares of Salomon Stock or other payments under the Plan; or

          (c) Salomon Inc (or, if a distribution is to be made from the Trust, the Trustee) shall have the right to withhold a number of such shares, the Daily Value of which on the date the shares are to be distributed to the Participant the Committee determines to be sufficient to satisfy the minimum federal, state, local and other withholding tax requirements under applicable law. In the event that the Trustee withholds shares pursuant to this Paragraph, the Trustee shall distribute such shares from the Trust to Salomon Inc and Salomon Inc shall make appropriate withholding tax payments.

17. TERMINATION AND AMENDMENT

     The Plan may be terminated with respect to any or all Participants at any time by the Board of Directors. Subject to Section 20 hereof, upon such termination the assets of the Accounts of each Participant with respect to whom the Plan has been terminated shall be distributed to each such Participant in order to meet the benefit obligations under the Plan with respect to each such Participant. In the event the entire Plan is terminated, the remaining assets, if any, in the Trust after the payment of such benefits shall be paid to Salomon Inc. In the event of a partial termination of the Plan, the assets, if any, remaining in any terminated

Accounts shall be held in the Suspense Account and may be used to satisfy Salomon Inc's contribution requirements hereunder; provided, however, that in the event of a partial termination of the Plan involving 40% or more of the amounts payable under the Plan immediately prior to such termination, the Board of Directors may elect that any such remaining assets be distributed to Salomon Inc. The Plan may be amended by the Board of Directors from time to time in any respect, provided, however, that if and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, no amendment shall be effective without the approval of the shareholders of Salomon Inc, that (a) except as provided in
Section 13 hereof, increases the number of shares of Salomon Stock that may be distributed under the Plan, or (b) materially increases the benefits accruing to individuals under the Plan or (c) materially modifies the requirements as to eligibility for participation in the Plan. No amendment or termination shall be made that would impair the rights of any Participant in any Award or Rollover theretofore granted or made, or any earnings with respect thereto, without such Participant's prior written consent; provided, however, that Salomon Inc may amend the Plan and the Trust from time to time in such a manner as may be necessary to prevent the trust agreement pursuant to which the Trust is created, the Equity Partnership Plans or the Trust from becoming subject to ERISA and to avoid the current taxation of the assets held in the trusts established in connection with the Equity Partnership Plans to Participants. Neither a Participant's incurring any income tax liability nor the loss of an investment opportunity as a result of the termination of, or, with respect to amounts allocated to Participants' Accounts on or after December 31, 1992, any amendment to, the Plan shall be considered an impairment of the rights of a Participant.

18. PAYMENTS UPON THE DEATH OF A PARTICIPANT

     Each Participant shall have the right to designate in writing from time to time a Beneficiary by filing a written notice of such designation with the Committee. A Participant's designation of a Beneficiary may be revoked by filing with the Trustee an instrument of revocation or a later designation. Any designation or revocation shall be effective when received by the Trustee. In the event of the death of a Participant, any payment required to be made hereunder to such Participant shall be made to such Participant's Beneficiary. Unless the Participant's Beneficiary designation provides otherwise, no person shall be entitled to benefits upon the death of the Participant unless such person survives the Participant. If the Beneficiary designated by a Participant does not survive the Participant or if the Participant has not made a valid Beneficiary designation, such Participant's Beneficiary shall be such Participant's estate. If the Participant's Beneficiary is the Participant's estate, no payment shall be made unless the Committee shall have been furnished with such evidence as the Committee may deem necessary to establish the validity of the payment.

19. SHAREHOLDER APPROVAL REQUIRED

     The Plan, as amended and restated as of January 1, 1994, is subject to approval by the shareholders of Salomon Inc at their annual meeting in May, 1994 in accordance with applicable law, the rules of the New York Stock Exchange and the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. If the Plan is not so approved, then the Plan shall remain in full force and effect without regard to the amendments adopted in March, 1994.

20. EFFECT OF REVOCATION EVENT

     Upon the occurrence of a Revocation Event, the Board of Directors may, in its sole discretion, elect to terminate the Plan, the Trust, or any Participant's Accounts. In the event that the Board of Directors elects to so terminate the Plan, the Trust or any Participant's Accounts as a result of a Revocation Event, in consideration of and as soon as practicable after Salomon Inc's providing the Trustee with a written undertaking to pay to Participants the amount required to be paid under this Section, all amounts held in the Trust (or if the entire Trust is not terminated, any terminated Accounts) shall be distributed to Salomon Inc. Salomon Inc shall, in its sole discretion, (a) pay to each Participant whose Accounts are terminated, as soon as practicable after the date of such termination, a lump sum in cash equal to the Daily Value multiplied by the number of shares of Salomon Stock and cash amounts reflected in each Participant's Accounts as of the date of such termination, (b) distribute to each Participant whose Accounts are terminated, as soon as practicable after the date of such termination, that number of shares of Salomon Stock that would have been distributable to such Participant under the Plan and pay to such Participant at such time any cash allocated to the Participant's Cash Account or (c) distribute to each Participant whose Accounts are terminated that number of shares of Salomon Stock and that amount of cash that would have been distributable to such Participant at such time as shares and cash would have been distributable to such Participant under the Plan, had the Plan continued. If it is finally determined in a proceeding, which Salomon either controls or was offered the right to control and declines, that the Participant's interest in the Trust was taxable to the Participant notwithstanding any termination of such Participant's Accounts in the Trust, Salomon Inc shall pay or distribute the Participant's interest (whether or not the Board of Directors has previously elected to terminate the Plan, the Trust or the Participant's Accounts) in accordance with either (a) or (b) of the preceding sentence.

21. MISCELLANEOUS

     (a) No transfer (other than any transfer made by will or by the laws of descent and distribution) by a Participant of any right to any payment hereunder, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such payment, and the transfer shall be of no force and effect.

     (b) The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of New York, without reference to the principles of conflicts of law.

                                                                      APPENDIX A

                                 AWARD SCHEDULE

               COMPENSATION LEVEL
                 (IN THOUSANDS)                                   AWARD
    -----------------------------------------   -----------------------------------------
                    $0 -- 100                              2% of Compensation

    Over 100 but not over 300................   $ 2,000 plus    5% of the excess over  $100,000

    Over 300 but not over 500................    12,000 plus 12 1/2% of the excess over 300,000

                                PHIBRO DIVISION
                         AWARDS FOR 1993 AND THEREAFTER

                  COMPENSATION
                 (IN THOUSANDS)                                   AWARD
    -----------------------------------------   -----------------------------------------
    $0 -- 350................................                       0

    Over $350 but not over $500..............   15% of Compensation in excess of $350,000

                                                                       EXHIBIT C

                        SALOMON INC STOCK INCENTIVE PLAN

1. PURPOSE OF THE PLAN

     This Salomon Inc Stock Incentive Plan is intended to promote the interests of the Company and its shareholders by providing the Company's key employees, on whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends, and who are largely responsible for the management, growth and protection of the business of the Company, with appropriate incentives and rewards to encourage them to continue in the employ of the Company and to maximize their performance and to provide certain "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code.

2. DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

          (a) "Board of Directors" shall mean the Board of Directors of the Company.

          (b) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

          (c) "Cause" shall mean, when used in connection with the termination of a Participant's employment, the termination of the Participant's employment by the Company or an affiliate on account of (i) the willful violation by the Participant of (A) any federal or state law, (B) any rule of any Company or affiliate or (C) any rule or regulation of any regulatory body to which any Company or affiliate is subject, including, without limitation, the New York Stock Exchange or any other exchange or contract market of which any Company or affiliate is a member and the National Association of Securities Dealers, Inc., which violation would materially reflect on the Participant's character, competence or integrity, (ii) a breach by a Participant of the Participant's duty of loyalty to the Company and its affiliates in contemplation of the Participant's termination of the Participant's employment, such as the Participant's pre-termination of employment solicitation of customers or employees of the Company or an affiliate or (iii) the Participant's unauthorized removal from the premises of the Company or affiliate of any document (in any medium or form) relating to the Company or an affiliate or the customers of the Company or an affiliate. Any rights a Company or an affiliate may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or affiliate may have under any other agreement with the employee or at law or in equity. If, subsequent to a Participant's voluntary termination of employment or involuntary termination of employment without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall, at the election of the Committee in its sole discretion, be deemed to have been terminated for Cause as of date of the occurrence of the event giving rise to Cause.

          (d) "Change in Control" shall mean:

             (i) The acquisition by any person (including a group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than Salomon Inc or any of its subsidiaries or Berkshire Hathaway, Inc. or any of its subsidiaries or affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), without the prior written approval of the Board of Directors, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Salomon Stock or the combined voting power of Salomon Inc's then outstanding voting securities in a transaction or series of transactions not approved by a vote of at least a majority of the Continuing Directors (as hereinafter defined); or

             (ii) A change in the composition of the Board of Directors of Salomon Inc such that individuals who, as of January 1, 1988, constitute the Board of Directors of Salomon Inc (generally the "Directors" and as of January 1, 1988 the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to

        January 1, 1988 whose nomination for election was approved by a vote of at least a majority of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of Salomon Inc, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a Continuing Director.

          (e) "Code" shall mean the Internal Revenue Code of 1986.

          (f) "Committee" shall mean the Compensation and Employee Benefits Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, however, that the Committee shall at all times consist of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

          (g) "Company" shall mean Salomon Inc.

          (h) "Company Stock" shall mean the common stock of the Company.

          (i) "Disability" shall mean any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company or an affiliate and applicable to the Participant.

          (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" shall mean, with respect to a share of Company Stock, the average of the high and low reported sales price regular way per share of Company Stock on the New York Stock Exchange Composite Tape, or if Company Stock is not traded on such stock exchange, the principal national securities exchange on which Salomon Stock is traded, or if not so traded, the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on any relevant date, or if not so reported, as determined by the Committee in a manner consistently applied.

          (l) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, share of Restricted Stock, share of Phantom Stock, Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

          (m) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

          (n) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(d) hereof.

          (o) "LSAR" shall mean a limited stock appreciation right that is granted pursuant to the provisions of Section 7 hereof and that relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

          (p) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          (q) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

          (r) "Participant" shall mean an employee of the Company or an affiliate who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

          (s) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

          (t) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 11 hereof and subject to the terms and conditions contained therein.

          (u) "Plan" shall mean this Salomon Inc Stock Incentive Plan, as it may be amended from time to time.

          (v) "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 10 hereof and that is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

          (w) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (x) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof that is not related to any Option.

          (y) "Stock Bonus" shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 12 hereof.

          (z) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof that is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

          (aa) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3. STOCK SUBJECT TO THE PLAN

     (a) Plan Limit

     Under the Plan, the Committee may grant to Participants (i) Options, (ii) LSARs, (iii) Tandem SARs, (iv) Stand-Alone SARs, (v) shares of Restricted Stock,
(vi) shares of Phantom Stock, (vii) Stock Bonuses and (viii) Cash Bonuses.

     Subject to adjustment as provided in Section 14 hereof, the Committee may grant: (a) Options, shares of Restricted Stock, and Stock Bonuses under the Plan with respect to a number of shares of Company Stock that in the aggregate does not exceed 3,500,000 shares and (b) Stand-Alone SARs, shares of Phantom Stock and Cash Bonuses with respect to a number of shares of Company stock that in the aggregate does not exceed 1,500,000 shares. The grant of an LSAR or Tandem SAR shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Incentive Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

          (1) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are cancelled without having been exercised (including a cancellation resulting from the exercise of a related LSAR or a Tandem SAR) the shares covered by such Options shall again be available for grant under the Plan.

          (2) To the extent that any Stand-Alone SARs terminate, expire or are cancelled without having been exercised, the shares covered by such Stand-Alone SARs shall again be available for grant under the Plan.

          (3) To the extent any shares of Restricted Stock or Phantom Stock, or any shares of Company Stock granted as a Stock Bonus are forfeited or cancelled for any reason, such shares (together with any related Cash Bonuses) shall again be available for grant under the Plan; provided, that, if and to the extent required under rule 16b-3 promulgated under Section 16(b) of the Exchange Act, no shares of Company Stock in respect of a forfeited Stock Bonus or grant of Restricted Stock shall again be available for grant under the Plan to the extent that, prior to such forfeiture, the Participant had any benefits of ownership such as the present right to receive dividends distributed with respect thereto.

     Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

(b) Individual Limit

     Subject to adjustment as provided in Section 14 hereof, the Committee shall not, during term of the Plan described in Section 26 hereof, grant any one Participant Incentive Awards hereunder with respect to more than 1,500,000 shares of Company Stock. Such Incentive Awards may be made up entirely of any one type of Incentive Award or any combination of types of Incentive Awards available under the Plan, in the Committee's sole discretion. Once granted to a Participant, Incentive Awards shall not again be available for grant to that Participant. The grant of an LSAR or Tandem SAR shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted to any Participant pursuant to the Plan.

4. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The Committee shall from time to time designate the key employees of the Company and its affiliates who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all parties.

     The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option or Stand-Alone SAR (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Incentive Award from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code), (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock granted under the Plan or otherwise adjust any of the terms of such Restricted Stock and (iii) accelerate the Vesting Date or waive any condition imposed hereunder, with respect to any share of Phantom Stock granted under the Plan or otherwise adjust any of the terms of such Phantom Stock.

     In addition, the Committee may, in its absolute discretion and without amendment to the Plan, grant Incentive Awards of any type to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards of the same or any other type (including, without limitation, Incentive Awards with higher exercise prices or values) as the Committee specifies. Notwithstanding Section 3(a) herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3(a).

     Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee, subject to applicable law.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. ELIGIBILITY

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those key employees of the Company and its affiliates who are largely responsible for the management, growth and protection of the business of the Company and its affiliates (including officers of the Company, whether or not they are directors of the Company) as the Committee shall select from time to time. Directors who are not employees or officers of the Company or its affiliates shall not be eligible to receive Incentive Awards under the Plan.

6. OPTIONS

     The Committee may grant Options pursuant to the Plan. Such Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

          (a) Identification of Options

          All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

          (b) Exercise Price

          The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine (which may be equal to, less than or greater than the Fair Market Value of a share of Company Stock on the date such Non-Qualified Stock Option is granted) on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted.

          (c) Term and Exercise of Options

          (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

          (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

          (4) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          (5) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his beneficiary, as the case may be, and delivered to the Participant or his beneficiary, as the case may be, as soon as practicable following the effective date on which the Option is exercised.

          (d) Limitations on Grant of Incentive Stock Options

          (1) The aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options granted hereunder are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Company Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

          (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

          (e) Effect of Termination of Employment

          (1) Except as otherwise may be determined by the Committee and as may be set forth in the Option agreement pursuant to which an Option is granted, in the event a Participant's employment with the Company and its affiliates terminates (other than a termination that is or is deemed to have been for Cause): (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their term and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The effect of exercising any Incentive Stock Option after the day 3 months after such termination (or, in the case of a termination of employment on account of Disability, after the day 1 year after such termination) will be to cause such Incentive Stock Option to be treated as a Non-Qualified Stock Option.

          (2) In the event of the a Participant's employment is or is deemed to have been terminated for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business as of the date of such termination.

          (f) Acceleration of Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7. LIMITED SARS

     The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. An LSAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

          (a) Benefit Upon Exercise

          (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of
     (i) the greater of (A) the highest price per share of Company Stock paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days after the effective date of such exercise.

          (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of
     (i) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

          (b) Term and Exercise of LSARs

          (1) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the expiration of sixty days following such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

          (2) The exercise of an LSAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of shares of Company Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

          (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreements evidencing the LSAR, the related Option and any Tandem SARs related to such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a)(1) or (2) hereof, as applicable.

          (4) During the lifetime of a Participant, each LSAR granted to him shall be exercisable only by him. No LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option.

          (5) An LSAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of shares of Company Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

8. TANDEM SARS

     The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

          (a) Benefit Upon Exercise

          The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

          (b) Term and Exercise of Tandem SAR

          (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Section 8(b)(1), (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

          (2) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Company Stock subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be cancelled in the order in which they became exercisable.

          (3) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreements evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 8(a) hereof.

          (4) During the lifetime of a Participant, each Tandem SAR granted to him shall be exercisable only by him. No Tandem SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option.

          (5) A Tandem SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

9. STAND-ALONE SARS

     The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

          (a) Exercise Price

          The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

          (b) Benefit Upon Exercise

          (1) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the exercise price of the Stand-Alone SAR.

          (2) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock on or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Company Stock paid in connection with such Change in Control and (B) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (ii) the exercise price of the Stand-Alone SAR.

          (3) All payments under this Section 9(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise.

          (c) Term and Exercise of Stand-Alone SARs

          (1) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Stand-Alone SAR together with the payment described in Section 9(b)(1) or 9(b)(2) hereof.

          (3) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the

     Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

          (4) During the lifetime of a Participant, each Stand-Alone SAR granted to him shall be exercisable only by him. No Stand-Alone SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          (d) Effect of Termination of Employment

          (1) Except as otherwise may be determined by the Committee and as may be set forth in the Stand-Alone SAR agreement pursuant to which a Stand-Alone SAR is granted, in the event a Participant's employment with the Company and its affiliates terminates (other than a termination that is or is deemed to have been for Cause): (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their term and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination.

          (2) In the event a Participant's employment is or is deemed to have been terminated for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business as of the date of such termination.

          (e) Acceleration of Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10. RESTRICTED STOCK

     The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

          (a) Issue Date and Vesting Date

          At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) hereof shall cease to apply to such share.

          (b) Conditions to Vesting

          At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

          (c) Restrictions on Transfer Prior to Vesting

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

          (d) Issuance of Certificates

          (1) Except as provided in Sections 10(c) or 10(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

             The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Salomon Inc Stock Incentive Plan and an Agreement entered into between the registered owner of such shares and Salomon Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of Salomon Inc, 7 World Trade Center, New York, New York 10048.

          Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

          (2) Each certificate issued pursuant to Section 10(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

          (e) Consequences Upon Vesting

          Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 14(b) hereof.

          (f) Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason (other than a termination that is or is deemed to have been for Cause) prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall initially be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero.

          (2) In the event a Participant's employment is or is deemed to have been terminated for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

          (g) Effect of Change in Control

          Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been cancelled or forfeited pursuant to any provision hereof, shall immediately vest.

11. PHANTOM STOCK

     The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

          (a) Vesting Date

          At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

          (b) Benefit Upon Vesting

          Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

          (c) Conditions to Vesting

          At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares of Phantom Stock.

          (d) Effect of Termination of Employment

          (1) In the event a Participant's employment with the Company and its affiliates terminates for any reason (other than a termination that is or is deemed to have been for Cause) prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence initially shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 11(c). Such proportion may be equal to zero.

          (2) In the event a Participant's employment is or is deemed to have been terminated for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

          (e) Effect of Change in Control

          Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been cancelled or forfeited pursuant to any provision hereof, shall immediately vest.

12. STOCK BONUSES

     The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

13. CASH BONUSES

     The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, grant a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

14. ADJUSTMENT UPON CHANGES IN COMPANY STOCK

     (a) Shares Available for Grants

     In the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant Incentive Awards under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Incentive Awards may be granted under Section 3 hereof as the Committee may deem appropriate.

     (b) Outstanding Restricted Stock and Phantom Stock

     Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Section 10(d)(2) hereof.

     The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     (c) Outstanding Options, LSARs, Tandem SARs and Stand-Alone
         SARs -- Increase or Decrease in Issued Shares Without Consideration

     Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price per share of Company Stock of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

     (d) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs -- Certain Mergers

     Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

     (e) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs -- Certain Other Transactions

     In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company's assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (i) cancel, effective immediately prior to the occurrence of such event, each Option (including each LSAR and Tandem-SAR related thereto) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Company Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option or Stand-Alone SAR; or

          (ii) provide for the exchange of each Option (including any related LSAR or Tandem SAR) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or Stand-Alone SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

     (f) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs -- Other Changes

     In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 14(c),
(d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs or Stand-Alone SARs outstanding on the date on which such change occurs and in the per-share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     (g) No Other Rights

     Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

15. RIGHTS AS A STOCKHOLDER

     No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 14 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16. NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company or an affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

17. SECURITIES MATTERS

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

18. WITHHOLDING TAXES

     (a) Cash Remittance

     Whenever shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

     (b) Stock Remittance

     Subject to Section 18(d) hereof at the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Participant may tender to the Company a number of shares of Company Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

     (c) Stock Withholding

     The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of requiring the remittance required by Section 18(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

     (d) Timing and Method of Elections

     Notwithstanding any other provisions of the Plan, a Participant who is subject to Section 16(b) of the Exchange Act may not make the election described in Section 18(b) hereof prior to the expiration of six months after the date on which the applicable Option, share of Restricted Stock or Stock Bonus was granted, except in the event of the death or Disability of the Participant. A Participant who is subject to Section 16(b) of the Exchange Act may not make such election other than (i) during the 10-day window period beginning on the third business day following the date of release for publication of the Company's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date or (ii) at least six months prior to the date such election is made. Such elections shall be irrevocable and shall be made by the delivery to the Company's principal office, to the attention of its Secretary, of a written notice signed by the Participant.

19. AMENDMENT OR TERMINATION OF THE PLAN

     The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, if and to the extent required under Section 422 of the Code (if and to the extent that the Board of Directors deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Incentive Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the shareholders of the Company, that (i) except as provided in Section 14 hereof, increases the number of shares of Company Stock with respect to which Incentive Awards may be issued under the Plan, (ii) materially increases the benefits accruing to individuals pursuant to the Plan or (iii) materially modifies the requirements as to eligibility for participation in the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 19 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Incentive Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

20. NO OBLIGATION TO EXERCISE

     The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

21. TRANSFERS UPON DEATH

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award. Except as provided in this Section 21, no Incentive Award shall be transferable, and shall be exercisable only by a Participant during the Participant's lifetime.

22. EXPENSES AND RECEIPTS

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

23. LIMITATIONS IMPOSED BY SECTION 162(M)

     Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's Federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

          (a) With respect to Options, Tandem SARs and Stand-Alone SARs, the Committee may delay the payment in respect of such Options, Tandem SARs and Stand-Alone SARs until a date that is within 30 days after the earlier to occur of (i) the date the Participant ceases to be a "covered employee" within the meaning of Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant elects to exercise an Option, Tandem SAR or Stand-Alone SAR at a time when the Participant is a "covered employee," and the Committee determines to delay the payment in respect of such Incentive Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

          (b) With respect to Restricted Stock, Phantom Stock and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses and agreements with respect to Phantom Stock, in order to cancel the awards of such Restricted Stock, Phantom Stock and Stock Bonuses (and any related Cash Bonuses). In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to the book account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date Participant ceases to be a "covered employee" within the meaning of Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

24. FAILURE TO COMPLY

     In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

25. EFFECTIVE DATE OF PLAN

     The Plan was adopted by the Board of Directors on March 2, 1994, subject to approval by the shareholders of the Company at their annual meeting on May 4, 1994 in accordance with applicable law, the requirements of Section 422 of the Code, the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act and the requirements for treating some or all of the Incentive Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code. Incentive Awards may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option, LSAR, Tandem SAR or Stand-Alone SAR may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not so approved prior to March 2, 1995, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

26. TERM OF THE PLAN

     The right to grant Incentive Awards under the Plan will terminate upon the expiration of 10 years from the date the Plan was adopted.

27. APPLICABLE LAW

     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without reference to the principles of conflicts of law.

                                                                       EXHIBIT D

                                  SALOMON INC
                    EXECUTIVE OFFICER PERFORMANCE BONUS PLAN

1. DEFINITIONS

     As used herein, the following terms shall have the following meanings:

          (a) "Base Performance Target" shall mean, for 1994, a level of Salomon ROE relative to Comparative ROE established by the Committee for the Participant prior to April 1, 1994, and, for 1995 and thereafter, Salomon Brothers ROE of 5% that equals Comparative ROE which, if not exceeded for such Bonus Period, would result in the Participant receiving no Performance Bonus.

          (b) "Bonus Period" shall mean:

             (i) For the 1994 calendar year, the 9-month period beginning January 1, 1994 and ending September 30, 1994; and

             (ii) For each calendar year after 1994, the 12-month period beginning October 1 of the prior calendar year and ending September 30 of such calendar year.

          (c) "Code" shall mean the Internal Revenue Code of 1986.

          (d) "Committee" shall mean the Compensation and Employee Benefits Committee of the Board of Directors of Salomon Inc. The Committee at all times shall be composed of at least two directors of Salomon Inc, each of whom are "outside directors" within the meaning of Section 162(m) of the Code.

          (e) "Company" shall mean Salomon Inc and its subsidiaries and affiliates.

          (f) "Comparative ROE" shall mean the average return on equity of the Target Companies for the 12-month period ending on the last day of the fiscal quarter of each such Target Company ending on or prior to the last day of the Bonus Period ending within a calendar year for which a Performance Bonus is paid as determined by the Committee.

          (g) "Maximum Performance Bonus" shall mean $24 million, the maximum Performance Bonus that will be payable under the Plan for any calendar year if the Maximum Performance Target is met or exceeded.

          (h) "Maximum Performance Target" shall mean, for 1994, a level of Salomon ROE relative to Comparative ROE established by the Committee prior to April 1, 1994 and, for 1995 and thereafter, Salomon Brothers ROE of 30% or greater that exceeds Comparative ROE by at least 10% which, if achieved during the applicable Bonus Period, would entitle the Participant to the Maximum Performance Bonus.

          (i) "Participant" shall mean Deryck C. Maughan.

          (j) "Performance Bonus" shall mean a year-end bonus determined pursuant to the terms and conditions of the Plan.

          (k) "Plan" shall mean this Executive Officer Performance Bonus Plan.

          (l) "Salomon Brothers ROE" shall mean return on equity of the Salomon Brothers securities segment as determined by the Committee for the Bonus Period ending within a calendar year for which a Performance Bonus is granted.

          (m) "Target Companies" shall mean Bankers Trust Company, Bear Stearns, Merrill Lynch, Morgan Guaranty and Morgan Stanley. If and to the extent permitted under Section 162(m)(4)(C) of the Code, the Committee may substitute for the foregoing companies other companies deemed appropriate by the Committee and with respect to which appropriate financial information is available.

2. ELIGIBILITY

     The Participant shall be the only individual eligible to participate in the Plan.

3. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee. All expenses of the Plan shall be borne by the Company.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company or its affiliates to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees, which fees shall be paid as incurred) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in each case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

4. DETERMINATION AND PAYMENT OF PERFORMANCE BONUSES

     (a) The amount of the Performance Bonus payable to the Participant for each calendar year shall be determined as follows:

          (i) Prior to the commencement of the Bonus Period ending within such calendar year (or, for the first Bonus Period, prior to April 1, 1994), the Committee shall determine (A) solely with respect to the Performance Bonus Payable for 1994, the Base Performance Target and Maximum Performance Target with respect to such Bonus Period and (B) with respect to all Performance Bonuses Payable hereunder, the Performance Bonuses that will be payable to the Participant for performance targets that are achieved during such Bonus Period and that fall between the Base Performance Target and the Maximum Performance Target.

          (ii) As soon as practicable following the end of each Bonus Period, the Committee shall determine and certify in writing the Comparative ROE and the Salomon Brothers ROE achieved for such Bonus Period, the level of performance target achieved and the Performance Bonus payable to the Participant. Such certification shall be included in the minutes of the Committee.

          (iii) The amount of the Performance Bonus payable to the Participant with respect to a calendar year shall be equal to the Performance Bonus determined by the Committee to be payable as a result of the level of performance targets achieved for the applicable Bonus Period.

     (b) The Participant shall not be entitled to any Performance Bonus hereunder for any calendar year unless the Participant is employed by the Company on the last day of such calendar year. However, in the event the Participant is not an employee on the last day of a calendar year, the Committee may, in its sole discretion, waive the year-end employment requirement and pay to the Participant such part or all of the Performance Bonus that otherwise would have been payable to him as the Committee shall determine in its sole discretion.

     (c) Subject to Section 5(h) hereof, at any time after the end of any applicable Bonus Period and within 30 business days after the end of the calendar year within which such Bonus Period ends, the Company shall pay the Performance Bonus certified by the Committee as part of the Participant's year-end bonus.

5. MISCELLANEOUS

     (a) In the event of the death of the Participant, any payment required to be made hereunder shall be made to the Participant's estate.

     (b) The right of the Participant or of any other person to any payment hereunder shall not be assigned, transferred, pledged or encumbered.

     (c) The Plan and all rights hereunder shall be subject to any and all governmental laws, regulations and approvals that may exist from time to time and shall be interpreted in accordance with the laws of the State of New York.

     (d) All payments required to be paid hereunder shall be subject to any required Federal, state, local and other applicable withholdings or deductions. In addition, such amounts may be subject to reduction and converted into an award under the Salomon Inc Equity Partnership Plan for Key Employees or any similar plan maintained by the Company, or subject to reduction in accordance with the Salomon Brothers Inc Retirement Plan or any other "cash or deferred arrangement" within the meaning of Section 401(k) of the Code maintained by the Company, the Salomon Inc Employee Stock Purchase Plan or any other employee stock purchase plan within the meaning of Section 423 of the Code maintained by the Company and any "cafeteria plan" within the meaning of Section 125 of the Code maintained by the Company.

     (e)(i) Nothing contained in the Plan shall confer upon the Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the base salary of the Participant from the rate in effect at the commencement of a Bonus Period or to otherwise modify the terms of the Participant's employment.

        (ii) The Participant shall not have any claim or right to participate in the Plan in any particular year.

     (f) The Board of Directors of Salomon Inc may at any time terminate or suspend the Plan or revise or amend it in any respect; provided, that no amendment shall be made which would cause payments pursuant to the Plan to fail to qualify for the exemption from the limitations of Section 162(m) of the Code provided in Section 162(m)(4)(C) of the Code. Upon such termination, all rights of the Participant with respect to any Bonus Period which has not ended on or prior to the date of such termination shall become null and void. Unless the Plan is previously terminated pursuant to the preceding sentence, no Performance Bonus shall be payable under the Plan with respect to a Bonus Period that begins after October 1, 1998.

     (g) The payment of Performance Bonuses pursuant to the Plan shall be subject to the prior approval of the Plan by the stockholders of Salomon Inc at their 1994 Annual Meeting in accordance with the requirements of Section 162(m)(4)(C)(ii) of the Code and the regulations thereunder.

     (h) Notwithstanding any other provision hereunder, if and to the extent that the Committee determines that the Company's Federal tax deduction in respect of a Performance Bonus may be limited as a result of Section 162(m) of the Code, the Committee may delay such payment as provided below. In the event the Committee determines to delay the payment of a Performance Bonus, the Committee shall credit the amount of the Performance Bonus to a book account. The amount so credited to the book account shall, subject to the second succeeding sentence, be credited with interest during the period beginning on the date on which the distribution would have been made in the absence of this provision and ending on the last day of the month immediately preceding the month in which such amount is paid to the Participant, at a rate which, through the end of the first calendar month in such period, shall equal the London Interbank Offered Rate for 1-month deposits that appears in The Wall Street Journal on the date immediately preceding the date on which the distribution would have been made in the absence of this Section, and which shall be recalculated for each successive 1-month period based on the London Interbank Offered Rate for 1-month deposits published in The Wall Street Journal on the last day of each preceding calendar month. If such rate does not appear in The Wall Street Journal on any date as provided above, then such rate shall be the last such rate that appeared in The Wall Street Journal prior to the date of determination set forth above. The Committee may, in its discretion, elect not to credit interest to the Participant's book account at the London Interbank Offered Rate as described above, but instead to adjust the amount so credited to the Participant's book account to reflect gains and losses that would have resulted from the investment of such amount in any investment vehicle or vehicles selected by the Committee. Part or all of the amount credited to the Participant's Cash Account hereunder shall be paid to the Participant at such times as shall be determined by the Committee, if and to the extent the Committee determines that the Company's deduction for any such payment will not be reduced by Section 162(m) of the Code. Notwithstanding the foregoing, the entire balance credited to the Participant's book account shall be paid to the Participant within 30 business days after the Participant ceases to be a "covered employee" within the meaning of Section 162(m) of the Code. The Participant shall have no rights in respect of such book account and the amount credited therefore shall not be transferable by the Participant other than by will or laws of descent and distribution; any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

PROXY

                                 SALOMON INC
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  THE COMPANY FOR ANNUAL MEETING MAY 4, 1994

The undersigned hereby constitutes and appoints Robert E. Denham, Robert H. Mundheim and Arnold S. Olshin, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent, and to vote the shares of, the undersigned at the Annual Meeting of Stockholders of SALOMON INC to be held in the Salomon Brothers Auditorium, Seven World Trade Center, New York, New York, on Wednesday, May 4, 1994 at 10:00 a.m. and at any adjournments thereof on all matters coming before said meeting.

      Election for Directors. Nominees:

      Dwayne O. Andreas, Warren E. Buffett, Robert E. Denham, Claire M. Fagin, Andrew J. Hall, Gedale B. Horowitz, Deryck C. Maughan, William F. May, Charles T. Munger, Louis A. Simpson, Robert G. Zeller

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                SEE REVERSE SIDE




[ X ]  PLEASE MARK YOUR VOTES AS IN THE EXAMPLE.                           0345

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSAL 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSAL 6.

1. Election of Directors.                   FOR    WITHHELD
  (see reverse)                             [ ]      [ ]

  For, except vote withheld
  from the following nominee(s).

  -------------------------------------

2. Approval of amended Equity               FOR   AGAINST   ABSTAIN
   Partnership Plans.                       [ ]     [ ]       [ ]

3. Adoption of Stock Incentive Plan.        [ ]     [ ]       [ ]

4. Approval of Executive Officer
   Performance Bonus Plan.                  [ ]     [ ]       [ ]

5. Ratification of the appointment
   of Arthur Andersen & Co. as
   independent accountants.                 [ ]     [ ]       [ ]

6. Shareholder's proposal described
   in the Proxy Statement.                  [ ]     [ ]       [ ]

This Proxy Must Be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

- --------------------------------------------------------------------------------

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   SIGNATURE(S)                                                      DATE